                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2031
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                               MFS SERIES TRUST V
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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               (Address of principal executive offices) (Zip code)

                             James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                      Date of fiscal year end: September 30
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                  Date of reporting period: September 30, 2004
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

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds

ANNUAL REPORT 9/30/04

MFS(R) TOTAL RETURN FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
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Privacy is a concern for every investor today. At MFS Investment Management(R)
and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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NOT FDIC INSURED    MAY LOSE VALUE    NO BANK OR CREDIT UNION GUARANTEE    NOT A DEPOSIT
                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUIF
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
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MFS(R) TOTAL RETURN FUND

The main objective of the fund is to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Its secondary objective seeks reasonable opportunity for growth of capital and income.

THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


TABLE OF CONTENTS
----------------------------------------------------
MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
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MFS ORIGINAL RESEARCH(R)                           5
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MANAGEMENT REVIEW                                  6
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PORTFOLIO COMPOSITION                             10
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PERFORMANCE SUMMARY                               11
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EXPENSE TABLE                                     16
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PORTFOLIO OF INVESTMENTS                          18
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FINANCIAL STATEMENTS                              43
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NOTES TO FINANCIAL STATEMENTS                     66
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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            80
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TRUSTEES AND OFFICERS                             81
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MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       85
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FEDERAL TAX INFORMATION                           86
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ASSET ALLOCATION                                  87
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CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
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Dear Shareholders,

[Photo of Robert J. Manning]

For most investors, the main factor in determining long-term success is asset allocation - how they spread their money among stocks, bonds, and cash. In fact, the total returns of investors may be more influenced by their asset allocation strategy than by their security selection within each asset class. The principle behind asset allocation is simple: by diversifying across a variety of types of securities, investors reduce the overall risk of their portfolio because gains in one area are likely to offset losses in another.

One of the dangers of not having an asset allocation plan is the temptation to simply chase performance, by moving money into whichever asset class appears to be outperforming at the moment. The problem with this approach is that by the time a particular area of the market comes into favor, investors may have already missed some of the best performance. We would suggest that one way to benefit from swings in the market is to acquire a diversified portfolio so that investors hold a range of asset classes before the market swings in their direction.

UNDERSTAND YOUR EMOTIONS

It usually takes a bear market for people to appreciate the benefits of diversification. At MFS, we believe proper asset allocation is important in all market environments. But we understand that there are emotional components of investment decisions that sometimes keep investors from achieving their long term goals. The three common behaviors that negatively impact investment decisions are overconfidence, looking backwards, and loss aversion.

o Overconfidence. After experiencing gains in the market, particularly during a bull market, investors have a natural tendency to overestimate their own abilities. During the global bull market of the late 1990s, for example, a large number of investors traded their own stocks and made significant profits. However, most of these same investors later handed back those profits - and then some - because they focused more on short-term blips in the market and less on the fundamental factors that affect a company's long-term prospects.

o Looking backwards. Although security prices are determined by expectations about the future, many investors make choices based on the recent past. Investors who have achieved momentary success in the market tend to take on too much risk, believing that better- than-average returns can be easily duplicated. On the other hand, those who have had negative experiences tend to become overly cautious and take on too little risk. Recent historical experience tends to dictate an investor's frame of reference and may lead to irrational decisions.

o Loss aversion. Simply put, investors would rather avoid the immediate pain of losses than enjoy the future pleasure of gains. As a result, some investors tend to overreact to short-term downturns in the market by seeking to mitigate their losses, rather than remaining invested to benefit from the long-term growth potential of the stock and bond markets.

THINK LIKE A PROFESSIONAL INVESTOR

Asset allocation helps reduce the emotional factors that tend to affect the long-term returns of investors. Professional investors - those who manage assets for money management firms, pension funds, and endowments - have tended to outperform the average retirement investor because they focus on asset allocation. For example, the investment performance of the average 401(k) participant in the United States has lagged these professional investors by more than two percentage points a year, on average, over the past 10 years.(1)

We think asset allocation is one of the most important decisions for investors. A study of the performance of 91 large U.S. corporate pension plans with assets of more than $100 million over a 10-year period beginning in 1974 concluded that asset allocation policies accounted for 93.6% of their returns, while individual security selection and the timing of their investments accounted for only 6.4% for their overall performance.(2)

Professional investors target a realistic level of return based on the amount of risk they are willing to take, then set allocations to meet their goals. On average, U.S. professional investors allocate 35% to 40% of their assets to U.S. equity stocks; 20% to 30% to fixed income issues; 10% to non-U.S. stocks; and between 10% and 20% to other investment classes such as real estate.(3) And within those categories, they hold a broad range of styles and asset classes.

In contrast, U.S. 401(k) participants who held company stock in their retirement plans at the end of 2002 had roughly 42% of their retirement assets in company stock while the rest was allocated to either growth or value stock funds.(4) These participants virtually ignored the broad range of equity, fixed-income, and non-U.S. offerings provided by their retirement plans.

ALLOCATE, DIVERSIFY, REBALANCE

We recommend working with a professional adviser to find an optimal mix of investments based on your individual goals. In our view, a disciplined asset allocation strategy is composed of three simple steps: allocate, diversify and rebalance.

o Allocate. Investors should work with their financial adviser to specify their long-term goals and tolerance for risk. Then investors should allocate their assets across the major asset classes - stocks, bonds, and cash - to help them pursue an investment return that is consistent with their risk tolerance level.

o Diversify. By diversifying their assets, investors trade some performance in the top performing categories for a more predictable and stable portfolio. At the same time, investors should include different investment styles and market capitalizations of stocks as well as a range of fixed income investments. Because security subclasses tend to move in and out of favor during various market and economic environments, a broad portfolio increases the benefits of diversification.

o Rebalance. We suggest that investors consult with their professional advisers periodically to rebalance their portfolios to maintain the percentages that they have dedicated to each asset class. Allocations can shift as markets rise and fall, making for a riskier or more conservative portfolio than an investor originally intended. For example, a portfolio of 50% U.S. stocks and 50% U.S. bonds at the start of 2000 would have shifted to 32% U.S. stocks and 68% U.S. bonds at the end of 2002 because of the weak stock market.(5)

In short, these three simple concepts - allocate, diversify and rebalance - help take emotion out of the investment process and help prevent investors from trying to outguess the market. An asset allocation strategy cannot turn a down market cycle into a good one, but it is an invaluable tool to manage risk and keep investors on track toward reaching their long-term investment goals.

A DISCIPLINED INVESTMENT PROCESS IS PARAMOUNT

Disciplined diversification has helped investors pursue long-term, above-average results through the years. Since 1924, when we invented the mutual fund, MFS(R) has strived to give investors the products and tools they need to maintain well-diversified portfolios in part by providing a variety of products in each asset class. We recommend developing a comprehensive financial plan with an investment advisor who is familiar with your risk tolerance, your individual goals, and your financial situation.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 15, 2004

Asset allocation and diversification can not guarantee a profit.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

(1) Source: Watson Wyatt
(2) "Determinants of Portfolio Performance," in Financial Analysts Journal, January/February 1995, by Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower
(3) Source: Greenwich Associates
(4) Source: Hewitt Associates
(5) Source: Lipper Inc.

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MFS ORIGINAL RESEARCH(R)
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THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

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MANAGEMENT REVIEW
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MARKET ENVIRONMENT

The recovery in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. Business capital expenditures, which had been weak for several years, began to trend upward in the latter half of 2003, adding support to a recovery that had been fueled largely by consumer spending.

In the spring and summer of 2004, many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve. But stock prices made only modest gains as investors, in our view, became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq. The U.S. Federal Reserve Board raised interest rates in June and again in August, and set expectations for an ongoing series of modest rate hikes. A pullback in equity markets near the end of the period was triggered, we believe, by indications from a number of bellwether companies that earnings growth was starting to slow.

PERFORMANCE OVERVIEW

MFS Total Return Fund is a balanced fund with a goal of delivering overall returns with above-average income and reasonable growth of capital. In keeping with a balanced portfolio, the fund's managers generally commit at least 40%, but not more than 75% of the portfolio to stocks and the remainder to bonds and cash.

Over the past 12 months, the stocks and bonds in the portfolio performed well. In absolute terms, the stock market provided higher returns than the bond market did over the period. The performance summary section of the report provides return data for the fund and for its comparative benchmarks. Over the one-year period, the fund modestly underperformed at net asset value the S&P 500, as our bond holdings did not keep pace with stocks. However, relative to other balanced funds, MFS Total Return Fund showed outperformance over the period. The following discussion identifies some of the investments that affected performance over the past 12 months. Looking forward, we will continue to invest in a conservative manner with an emphasis on value stocks and higher quality bonds.

CONTRIBUTORS TO PERFORMANCE

The fund was helped by our underweighting in the technology sector. Returns in the sector were generally weak during the year. Our conservative investment style, which has a strong focus on valuation, has generally led this portfolio to be underweighted in technology relative to the S&P 500, and this past year was no exception. Our underweighted position in both Intel and Microsoft contributed to performance as both stocks struggled throughout the year. By the end of the period, we had sold our position in Intel.

Our overweighted position in the energy sector helped the fund's relative performance as well. The top contributor in the group was British-based BP, a stock we selected because it was more attractively valued than the other integrated energy companies.

Our stock selection and an overweighted position in the basic materials sector provided a boost for relative returns. During a period in which the global economy expanded at an increasing rate, demand for chemicals and raw materials increased rapidly. The rapid growth in China was a potent force behind this rising demand. Our top-performing stocks in the sector included the Brazilian iron ore mining company Companhia Vale Do Rio Doce (CVRD) and Lyondell Chemical.

We bought CVRD because we liked the outlook for iron ore sales. CVRD is one of the companies that dominate this market, and we believe it operates at a low cost relative to its peers. The company has also diversified into other mining businesses, including aluminum and copper. The company experienced a sharp stock price gain during the period.

We invested in Lyondell, because we liked the favorable supply/demand situation in its ethylene business. Prices for ethylene recovered during the period, and that recovery enabled Lyondell to pay down debt and improve its balance sheet.

In other sectors, TXU, a Texas-based utility, was among the top 10 contributors for the fund, as it benefited from a corporate restructuring that enabled its stock to double in value during the year. We were also helped by the improving prospects of two wireless communication providers - AT&T Wireless and Sprint FON Group. AT&T Wireless was the target of an acquisition during the period.

The regional bank FleetBoston Financial was a significant contributor during the period as it was acquired by Bank of America at a premium to its stock price. Deciding not to own Wal-Mart, whose stock declined during the year, and our underweighting in the pharmaceutical company Pfizer, which posted a low single-digit gain for the year, also helped relative returns. Additionally, we benefited from our overweighted position in defense contractor
Lockheed Martin.

Finally, our relative overweighting in corporate bonds helped the fixed-income portion of the fund outperform the overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index.

DETRACTORS FROM PERFORMANCE

Stock selection and an overweighted position in the leisure sector were significant detractors from relative returns for the period. Among our leisure holdings, Viacom was a detractor. Its chain of radio stations experienced weak advertising sales and that hurt the company's earnings. Viacom also was affected by delays in its planned spin-off of the Blockbuster video store chain. Cable operator Comcast was another disappointment in the sector, as Wall Street investors reacted badly to its failed attempt to acquire Disney.

The largest individual detractor for the fund as a whole was Mellon Financial. The bank, with its focus on asset management and transaction services for the financial industry, was hurt as weakness in the capital markets affected its processing and trading businesses.

The utility company Calpine also proved to be a disappointment for the fund. Its continued attempts to restructure itself have not yet turned the company around.

The fund's relative returns were hampered by our underweighted positions in two of the integrated energy companies - Exxon Mobil and ChevronTexaco. We were underweighted these stocks because we thought they were expensive relative to their peer group. By the end of the period, we had sold our stake in ChevronTexaco.

Our overweighted position in AT&T Corp. proved to be a detractor, as the stock had a difficult year amid intense competition and little pricing power for companies in the consumer long-distance market. We sold the stock by period-end.

Finally, our returns also lagged the S&P 500 for the year because we did not own two very strong-performing technology stocks - the Internet auctioneer eBay and the telecommunications firm QUALCOMM. As noted above, however, given our conservative investment style, these stocks are not ones we would typically invest in.

    Respectfully,

/s/ David M. Calabro

    David M. Calabro on behalf of the MFS Total Return Fund management team

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

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Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

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PORTFOLIO COMPOSITION
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               -----------------------------------------------
                              PORTFOLIO STRUCTURE*
               -----------------------------------------------

               Stocks                                    57.7%
               Bonds                                     38.1%
               Cash & Other Net Assets                    1.2%
               Convertible Bonds                          1.5%
               Convertible Preferred Stocks               1.5%

               -----------------------------------------------
                            EQUITY SECTOR WEIGHTINGS
               -----------------------------------------------

               Financial Services                        25.1%
               -----------------------------------------------
               Utilities & Communications                13.0%
               -----------------------------------------------
               Energy                                    11.3%
               -----------------------------------------------
               Health Care                                8.9%
               -----------------------------------------------
               Leisure                                    8.4%
               -----------------------------------------------
               Basic Materials                            7.5%
               -----------------------------------------------
               Consumer Staples                           7.0%
               -----------------------------------------------
               Industrial Goods & Services                7.0%
               -----------------------------------------------
               Technology                                 5.0%
               -----------------------------------------------
               Retailing                                  2.8%
               -----------------------------------------------
               Autos & Housing                            1.1%
               -----------------------------------------------
               Miscellaneous                              0.9%
               -----------------------------------------------
               Transportation                             0.8%
               -----------------------------------------------

               -----------------------------------------------
                                TOP TEN HOLDINGS
               -----------------------------------------------

               CITIGROUP INC.                             1.9%
               -----------------------------------------------
               BANK OF AMERICA CORP.                      1.8%
               -----------------------------------------------
               UNITED STATES TREASURY,
               6.25%, 2023                                1.6%
               -----------------------------------------------
               SPRINT CORP.                               1.6%
               -----------------------------------------------
               VERIZON COMMUNICATIONS                     1.5%
               -----------------------------------------------
               VIACOM INC.                                1.3%
               -----------------------------------------------
               FANNIE MAE, 5.25%, 2007                    1.2%
               -----------------------------------------------
               JOHNSON & JOHNSON                          1.2%
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               BP PLC                                     1.1%
               -----------------------------------------------
               COMCAST CORP.                              1.0%
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               -----------------------------------------------
                            TOP BOND MARKET SECTORS*
               -----------------------------------------------

               Mortgage Backed                           13.8%
               -----------------------------------------------
               High Grade Corporates                      9.5%
               -----------------------------------------------
               U.S. Treasuries                            7.6%
               -----------------------------------------------
               U.S. Government Agencies                   4.2%
               -----------------------------------------------

Percentages are based on net assets as of 9/30/04.

*For purposes of this graphical presentation, the bond component includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.

The portfolio is actively managed, and current holdings may be different.

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PERFORMANCE SUMMARY THROUGH 9/30/04
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The following chart illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                      MFS Total       Standard     Lehman Brothers
                     Return Fund    & Poor's 500      Aggregate
                     - Class A       Stock Index      Bond Index

          9/94        $ 9,525         $10,000         $10,000
          9/96         12,795          15,607          11,965
          9/98         17,146          23,901          14,638
          9/00         21,121          34,600          15,604
          9/02         20,096          20,196          19,141
          9/04         25,566          28,599          20,918

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                         Class
   Share class      inception date      1-yr      3-yr      5-yr       10-yr
------------------------------------------------------------------------------
        A              10/06/70         11.89%     6.61%      6.85%     10.38%
------------------------------------------------------------------------------
        B               8/23/93         11.18%     5.90%      6.15%      9.63%
------------------------------------------------------------------------------
        C               8/01/94         11.14%     5.91%      6.16%      9.66%
------------------------------------------------------------------------------
        I               1/02/97         12.28%     6.95%      7.21%     10.67%
------------------------------------------------------------------------------
       R1              12/31/02         11.72%     6.52%      6.79%     10.35%
------------------------------------------------------------------------------
       R2              10/31/03         11.64%     6.05%      6.24%      9.67%
------------------------------------------------------------------------------
      529A              7/31/02         11.63%     6.36%      6.70%     10.30%
------------------------------------------------------------------------------
      529B              7/31/02         10.91%     5.72%      6.04%      9.57%
------------------------------------------------------------------------------
      529C              7/31/02         10.87%     5.73%      6.05%      9.60%
------------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average balanced fund+                   9.20%     4.45%      2.35%      8.34%
------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#      13.86%     4.04%     -1.31%     11.08%
------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index#                                   3.68%     5.88%      7.48%      7.66%
------------------------------------------------------------------------------

--------------------
Average annual
with sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                                6.57%     4.89%      5.81%      9.84%
------------------------------------------------------------------------------
        B                                7.18%     5.00%      5.83%      9.63%
------------------------------------------------------------------------------
        C                               10.14%     5.91%      6.16%      9.66%
------------------------------------------------------------------------------
      529A                               6.33%     4.65%      5.67%      9.76%
------------------------------------------------------------------------------
      529B                               6.91%     4.82%      5.73%      9.57%
------------------------------------------------------------------------------
      529C                               9.87%     5.73%      6.05%      9.60%
------------------------------------------------------------------------------

I, R1, and R2 Class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------

   Share class                          1-yr      3-yr      5-yr       10-yr
------------------------------------------------------------------------------
        A                               11.89%    21.16%     39.27%    168.41%
------------------------------------------------------------------------------
        B                               11.18%    18.78%     34.78%    150.68%
------------------------------------------------------------------------------
        C                               11.14%    18.79%     34.83%    151.39%
------------------------------------------------------------------------------
        I                               12.28%    22.35%     41.62%    175.66%
------------------------------------------------------------------------------
       R1                               11.72%    20.85%     38.92%    167.72%
------------------------------------------------------------------------------
       R2                               11.64%    19.27%     35.34%    151.72%
------------------------------------------------------------------------------
      529A                              11.63%    20.31%     38.29%    166.52%
------------------------------------------------------------------------------
      529B                              10.91%    18.18%     34.10%    149.40%
------------------------------------------------------------------------------
      529C                              10.87%    18.19%     34.14%    150.12%
------------------------------------------------------------------------------

+ Source: Lipper Inc., an independent firm that reports mutual fund performance.

# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

STANDARD & POOR'S 500 STOCK INDEX - a commonly used measure of the broad U.S. stock market.

LEHMAN BROTHERS AGGREGATE BOND INDEX - a measure of the U.S. bond market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, (assuming redemption within one year from the end of the calendar month of purchase) reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529
Savings Plan.

Performance for I, R1 and 529A shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for R2 and 529B shares includes the performance of the fund's Class B shares for periods prior to their offering. Performance for 529C shares includes the performance of the fund's Class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. There is also an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

The performance shown reflects a non-recurring accrual made to the fund on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

KEY RISK CONSIDERATIONS

The portfolio may invest in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

The portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

Prices of securities react to the economic condition of the company that issued the security. The portfolio's equity investment in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Bonds will decline when interest rates rise and will increase when interest rates fall. Many bonds also carry credit risk, which is the risk that issuers may fail to make timely principal or interest payments. In addition, bonds with longer maturity dates will be subject to greater price fluctuations than those with shorter maturity periods. However, stocks historically have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing. Please see the prospectus for further information regarding these and other risk considerations.

-------------------------------------------------------------------------------
EXPENSE TABLE
-------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM
APRIL 1, 2004, THROUGH SEPTEMBER 30, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and
(2) ongoing costs, including management fees; distribution and service
(12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 through September 30, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
Share Class
--------------------------------------------------------------------------------
                                                                     Expenses
                      Annualized    Beginning         Ending       Paid During
                       Expense    Account Value   Account Value*     Period**
                        Ratio        4/01/04         9/30/04     4/01/04-9/30/04
--------------------------------------------------------------------------------
     Actual              0.86%        $1,000          $1,016          $4.35
 A   ---------------------------------------------------------------------------
     Hypothetical        0.86%        $1,000          $1,021          $4.36
--------------------------------------------------------------------------------
     Actual              1.51%        $1,000          $1,013          $7.62
 B   ---------------------------------------------------------------------------
     Hypothetical        1.51%        $1,000          $1,017          $7.64
--------------------------------------------------------------------------------
     Actual              1.51%        $1,000          $1,013          $7.62
 C   ---------------------------------------------------------------------------
     Hypothetical        1.51%        $1,000          $1,017          $7.64
--------------------------------------------------------------------------------
     Actual              0.52%        $1,000          $1,018          $2.63
 I   ---------------------------------------------------------------------------
     Hypothetical        0.52%        $1,000          $1,022          $2.64
--------------------------------------------------------------------------------
     Actual              1.01%        $1,000          $1,016          $5.10
 R1  ---------------------------------------------------------------------------
     Hypothetical        1.01%        $1,000          $1,020          $5.11
--------------------------------------------------------------------------------
     Actual              1.23%        $1,000          $1,014          $6.21
 R2  ---------------------------------------------------------------------------
     Hypothetical        1.23%        $1,000          $1,019          $6.22
--------------------------------------------------------------------------------
     Actual              1.11%        $1,000          $1,015          $5.61
529A ---------------------------------------------------------------------------
     Hypothetical        1.11%        $1,000          $1,019          $5.62
--------------------------------------------------------------------------------
     Actual              1.76%        $1,000          $1,012          $8.88
529B --------------------------------------------------------------------------
     Hypothetical        1.76%        $1,000          $1,016          $8.90
--------------------------------------------------------------------------------
     Actual              1.76%        $1,000          $1,012          $8.88
529C ---------------------------------------------------------------------------
     Hypothetical        1.76%        $1,000          $1,016          $8.90
--------------------------------------------------------------------------------
 * Ending account value reflects each class' ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).

** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

---------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 9/30/04
---------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 57.7%
-------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES              $ VALUE
-------------------------------------------------------------------------------------------------
Aerospace - 1.7%
-------------------------------------------------------------------------------------------------
Alliant Techsystems, Inc.*                                            90,000           $5,445,000
-------------------------------------------------------------------------------------------------
EDO Corp.^                                                            37,800            1,048,950
-------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                        157,600            5,651,536
-------------------------------------------------------------------------------------------------
Lockheed Martin Corp.^                                             1,945,090          108,497,120
-------------------------------------------------------------------------------------------------
Northrop Grumman Corp.^                                              543,400           28,979,522
-------------------------------------------------------------------------------------------------
United Defense Industries, Inc.^*                                    120,000            4,798,800
-------------------------------------------------------------------------------------------------
United Technologies Corp.                                            296,200           27,659,156
-------------------------------------------------------------------------------------------------
                                                                                     $182,080,084
-------------------------------------------------------------------------------------------------
Airlines - 0.1%
-------------------------------------------------------------------------------------------------
Southwest Airlines Co.^                                              678,100           $9,235,722
-------------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.2%
-------------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                            295,500          $14,760,225
-------------------------------------------------------------------------------------------------
Diageo PLC*                                                          731,200            9,140,778
-------------------------------------------------------------------------------------------------
                                                                                      $23,901,003
-------------------------------------------------------------------------------------------------
Apparel Manufacturers - 0.1%
-------------------------------------------------------------------------------------------------
Kellwood Co.^                                                        100,000           $3,645,000
-------------------------------------------------------------------------------------------------
Polo Ralph Lauren Corp., "A"                                         140,000            5,091,800
-------------------------------------------------------------------------------------------------
Reebok International Ltd.^                                           150,000            5,508,000
-------------------------------------------------------------------------------------------------
                                                                                      $14,244,800
-------------------------------------------------------------------------------------------------
Automotive - 0.3%
-------------------------------------------------------------------------------------------------
Autoliv, Inc.                                                         60,000           $2,424,000
-------------------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc.^*                                  111,600            1,133,856
-------------------------------------------------------------------------------------------------
Magna International, Inc., "A"                                       168,600           12,489,888
-------------------------------------------------------------------------------------------------
Toyota Motor Corp.                                                   257,700            9,892,604
-------------------------------------------------------------------------------------------------
TRW Automotive Holdings Corp.*                                       112,000            2,111,200
-------------------------------------------------------------------------------------------------
                                                                                      $28,051,548
-------------------------------------------------------------------------------------------------
Banks & Credit Companies - 8.5%
-------------------------------------------------------------------------------------------------
American Express Co.                                                 894,800          $46,046,408
-------------------------------------------------------------------------------------------------
Assured Guaranty Ltd.                                                181,500            3,023,790
-------------------------------------------------------------------------------------------------
Astoria Financial Corp.                                              100,000            3,549,000
-------------------------------------------------------------------------------------------------
Bank of America Corp.                                              4,344,818         $188,260,964
-------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                    4,553,633          200,906,288
-------------------------------------------------------------------------------------------------
City National Corp.                                                   50,000            3,247,500
-------------------------------------------------------------------------------------------------
Countrywide Financial Corp.                                          200,000            7,878,000
-------------------------------------------------------------------------------------------------
Fannie Mae^                                                          678,900           43,042,260
-------------------------------------------------------------------------------------------------
First Horizon National Corp.                                         100,000            4,336,000
-------------------------------------------------------------------------------------------------
Freddie Mac                                                          643,900           42,008,036
-------------------------------------------------------------------------------------------------
GreenPoint Financial Corp.                                           100,000            4,626,000
-------------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                            2,760,692          109,682,293
-------------------------------------------------------------------------------------------------
M&T Bank Corp.^                                                       35,000            3,349,500
-------------------------------------------------------------------------------------------------
MBNA Corp.                                                         1,127,000           28,400,400
-------------------------------------------------------------------------------------------------
Mercantile Bankshares Corp.                                           90,000            4,316,400
-------------------------------------------------------------------------------------------------
National Commerce Financial Corp.^                                   115,000            3,934,150
-------------------------------------------------------------------------------------------------
NetBank, Inc.^                                                       300,000            3,003,000
-------------------------------------------------------------------------------------------------
New York Community Bancorp, Inc.^                                    125,000            2,567,500
-------------------------------------------------------------------------------------------------
NewAlliance Bancshares, Inc.^                                        200,000            2,870,000
-------------------------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                                 1,561,980           84,503,118
-------------------------------------------------------------------------------------------------
Provident Financial Services, Inc.^                                  100,000            1,725,000
-------------------------------------------------------------------------------------------------
Regions Financial Corp.^                                              71,000            2,347,260
-------------------------------------------------------------------------------------------------
Sovereign Bancorp, Inc.^                                              50,000            1,091,000
-------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.^                                              1,208,440           85,086,260
-------------------------------------------------------------------------------------------------
TCF Financial Corp.^                                                 200,000            6,058,000
-------------------------------------------------------------------------------------------------
U.S. Bancorp                                                         909,194           26,275,707
-------------------------------------------------------------------------------------------------
                                                                                     $912,133,834
-------------------------------------------------------------------------------------------------
Biotechnology - 0.3%
-------------------------------------------------------------------------------------------------
Genzyme Corp.^*                                                      185,800          $10,109,378
-------------------------------------------------------------------------------------------------
Medimmune, Inc.*                                                     743,200           17,613,840
-------------------------------------------------------------------------------------------------
Neurocrine Biosciences, Inc.^*                                        70,000            3,301,200
-------------------------------------------------------------------------------------------------
                                                                                      $31,024,418
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 3.3%
-------------------------------------------------------------------------------------------------
ADVO, Inc.^                                                          120,000           $3,712,800
-------------------------------------------------------------------------------------------------
Citadel Broadcasting Corp.^*                                         400,000            5,128,000
-------------------------------------------------------------------------------------------------
Comcast Corp., "Special A"*                                        4,013,785          112,064,872
-------------------------------------------------------------------------------------------------
Cox Communications, Inc., "A"*                                       247,000           $8,183,110
-------------------------------------------------------------------------------------------------
Cox Radio, Inc., "A"*                                                150,000            2,238,000
-------------------------------------------------------------------------------------------------
Dex Media, Inc.*                                                     697,840           14,773,273
-------------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR                                              70,800            3,733,284
-------------------------------------------------------------------------------------------------
Hearst-Argyle Television, Inc.^                                      110,000            2,689,500
-------------------------------------------------------------------------------------------------
News Corp. Ltd., ADR                                                 638,100           19,991,673
-------------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                   524,400            8,463,816
-------------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                  4,053,500          136,035,460
-------------------------------------------------------------------------------------------------
Walt Disney Co.                                                    1,821,500           41,074,825
-------------------------------------------------------------------------------------------------
                                                                                     $358,088,613
-------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 3.0%
-------------------------------------------------------------------------------------------------
Ameritrade Holding Corp.^*                                           175,000           $2,101,750
-------------------------------------------------------------------------------------------------
E*TRADE Financial Corp.^*                                            200,000            2,284,000
-------------------------------------------------------------------------------------------------
Eaton Vance Corp.^                                                    90,000            3,635,100
-------------------------------------------------------------------------------------------------
Federated Investors, Inc., "B"                                       100,000            2,844,000
-------------------------------------------------------------------------------------------------
Franklin Resources, Inc.^                                            313,760           17,495,258
-------------------------------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc., "A"^                         200,000            3,820,000
-------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                            491,500           45,827,460
-------------------------------------------------------------------------------------------------
Janus Capital Group, Inc.^                                           250,000            3,402,500
-------------------------------------------------------------------------------------------------
Legg Mason, Inc.^                                                     40,000            2,130,800
-------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                             3,622,970          100,320,039
-------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                          1,883,869           93,665,967
-------------------------------------------------------------------------------------------------
Morgan Stanley^                                                      855,620           42,182,066
-------------------------------------------------------------------------------------------------
Waddell & Reed Financial, Inc., "A"^                                  88,300            1,942,600
-------------------------------------------------------------------------------------------------
                                                                                     $321,651,540
-------------------------------------------------------------------------------------------------
Business Services - 0.5%
-------------------------------------------------------------------------------------------------
Accenture Ltd., "A"^*                                                957,310          $25,895,236
-------------------------------------------------------------------------------------------------
Ceridian Corp.*                                                      150,000            2,761,500
-------------------------------------------------------------------------------------------------
DST Systems, Inc.^*                                                   70,000            3,112,900
-------------------------------------------------------------------------------------------------
Fiserv, Inc.*                                                        394,200           13,741,812
-------------------------------------------------------------------------------------------------
Volume Services America Holdings, Inc.                               250,000            3,675,000
-------------------------------------------------------------------------------------------------
                                                                                      $49,186,448
-------------------------------------------------------------------------------------------------
Chemicals - 2.0%
-------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                     807,120          $36,465,682
-------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                      1,687,280           72,215,584
-------------------------------------------------------------------------------------------------
Monsanto Co.                                                         872,600           31,780,092
-------------------------------------------------------------------------------------------------
PPG Industries, Inc.                                                 899,900           55,145,872
-------------------------------------------------------------------------------------------------
Syngenta AG                                                          184,300           17,592,508
-------------------------------------------------------------------------------------------------
                                                                                     $213,199,738
-------------------------------------------------------------------------------------------------
Computer Software - 1.4%
-------------------------------------------------------------------------------------------------
Ascential Software Corp.^*                                           150,000           $2,020,500
-------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.^*                                       681,900            8,891,976
-------------------------------------------------------------------------------------------------
Computer Associates International, Inc.^                           1,352,000           35,557,600
-------------------------------------------------------------------------------------------------
McAfee, Inc.*                                                        442,120            8,886,612
-------------------------------------------------------------------------------------------------
Microsoft Corp.                                                    3,460,260           95,676,189
-------------------------------------------------------------------------------------------------
                                                                                     $151,032,877
-------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.5%
-------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                1,729,000          $32,418,750
-------------------------------------------------------------------------------------------------
International Business Machines Corp.                                119,300           10,228,782
-------------------------------------------------------------------------------------------------
Xerox Corp.^*                                                        719,400           10,129,152
-------------------------------------------------------------------------------------------------
                                                                                      $52,776,684
-------------------------------------------------------------------------------------------------
Construction - 0.3%
-------------------------------------------------------------------------------------------------
Masco Corp.^                                                         935,000          $32,285,550
-------------------------------------------------------------------------------------------------
Pulte Homes, Inc.                                                     75,000            4,602,750
-------------------------------------------------------------------------------------------------
                                                                                      $36,888,300
-------------------------------------------------------------------------------------------------
Consumer Goods & Services - 1.0%
-------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                403,300          $18,221,094
-------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.^                                                968,230           62,537,976
-------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                            1,368,750           27,429,750
-------------------------------------------------------------------------------------------------
                                                                                     $108,188,820
-------------------------------------------------------------------------------------------------
Containers - 0.7%
-------------------------------------------------------------------------------------------------
Anchor Glass Container Corp.                                         141,800           $1,164,178
-------------------------------------------------------------------------------------------------
Owens-Illinois, Inc.*                                              2,846,000           45,536,000
-------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.*                                     1,462,800           28,334,436
-------------------------------------------------------------------------------------------------
                                                                                      $75,034,614
-------------------------------------------------------------------------------------------------
Electrical Equipment - 1.5%
-------------------------------------------------------------------------------------------------
A.O. Smith Corp.                                                      70,000           $1,704,500
-------------------------------------------------------------------------------------------------
Cooper Industries Ltd., "A"                                          213,200           12,578,800
-------------------------------------------------------------------------------------------------
Emerson Electric Co.                                                 408,100           25,257,309
-------------------------------------------------------------------------------------------------
General Electric Co.                                               2,996,300          100,615,754
-------------------------------------------------------------------------------------------------
Tyco International Ltd.^                                             753,200           23,093,112
-------------------------------------------------------------------------------------------------
W.W. Grainger, Inc.                                                   60,000            3,459,000
-------------------------------------------------------------------------------------------------
                                                                                     $166,708,475
-------------------------------------------------------------------------------------------------
Electronics - 0.2%
-------------------------------------------------------------------------------------------------
Agere Systems, Inc., "B"*                                          1,200,000           $1,224,000
-------------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                  82,100            3,183,838
-------------------------------------------------------------------------------------------------
Novellus Systems, Inc.^*                                             360,300            9,580,377
-------------------------------------------------------------------------------------------------
Solectron Corp.^*                                                    755,000            3,737,250
-------------------------------------------------------------------------------------------------
                                                                                      $17,725,465
-------------------------------------------------------------------------------------------------
Energy - Independent - 1.4%
-------------------------------------------------------------------------------------------------
Devon Energy Corp.                                                   887,149          $62,996,450
-------------------------------------------------------------------------------------------------
EnCana Corp.                                                         506,000           23,427,800
-------------------------------------------------------------------------------------------------
EOG Resources, Inc.                                                  234,400           15,435,240
-------------------------------------------------------------------------------------------------
Newfield Exploration Co.*                                             75,000            4,593,000
-------------------------------------------------------------------------------------------------
Noble Energy, Inc.                                                    25,000            1,456,000
-------------------------------------------------------------------------------------------------
NRG Energy, Inc.*                                                    150,000            4,041,000
-------------------------------------------------------------------------------------------------
Range Resources Corp.                                                200,000            3,498,000
-------------------------------------------------------------------------------------------------
Unocal Corp.^                                                        866,100           37,242,300
-------------------------------------------------------------------------------------------------
                                                                                     $152,689,790
-------------------------------------------------------------------------------------------------
Energy - Integrated - 2.9%
-------------------------------------------------------------------------------------------------
Amerada Hess Corp.                                                    25,000           $2,225,000
-------------------------------------------------------------------------------------------------
BP PLC, ADR                                                        2,048,671          117,860,043
-------------------------------------------------------------------------------------------------
ConocoPhillips                                                       564,100           46,735,685
-------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                  1,979,348           95,661,889
-------------------------------------------------------------------------------------------------
TOTAL S.A., ADR^                                                     472,720           48,297,802
-------------------------------------------------------------------------------------------------
                                                                                     $310,780,419
-------------------------------------------------------------------------------------------------
Engineering - Construction - 0%
-------------------------------------------------------------------------------------------------
InfraSource Services, Inc.^*                                         151,400           $1,589,700
-------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.2%
-------------------------------------------------------------------------------------------------
Kroger Co.*                                                          200,000           $3,104,000
-------------------------------------------------------------------------------------------------
Rite Aid Corp.*                                                    5,378,700           18,933,024
-------------------------------------------------------------------------------------------------
                                                                                      $22,037,024
-------------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 2.4%
-------------------------------------------------------------------------------------------------
Archer Daniels Midland Co.                                         2,537,735          $43,090,740
-------------------------------------------------------------------------------------------------
Dean Foods Co.*                                                       65,000            1,951,300
-------------------------------------------------------------------------------------------------
General Mills, Inc.                                                1,173,200           52,676,680
-------------------------------------------------------------------------------------------------
H.J. Heinz Co.                                                       879,400           31,675,988
-------------------------------------------------------------------------------------------------
Kellogg Co.                                                          768,000           32,762,880
-------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                        935,650           45,519,373
-------------------------------------------------------------------------------------------------
Sara Lee Corp.^                                                    1,919,710           43,884,571
-------------------------------------------------------------------------------------------------
Smithfield Foods, Inc.^*                                              65,000            1,625,000
-------------------------------------------------------------------------------------------------
                                                                                     $253,186,532
-------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.8%
-------------------------------------------------------------------------------------------------
Boise Cascade Corp.                                                  140,000           $4,659,200
-------------------------------------------------------------------------------------------------
Bowater, Inc.^                                                       869,400           33,202,386
-------------------------------------------------------------------------------------------------
International Paper Co.^                                           1,099,800           44,442,918
-------------------------------------------------------------------------------------------------
                                                                                      $82,304,504
-------------------------------------------------------------------------------------------------
Furniture & Appliances - 0%
-------------------------------------------------------------------------------------------------
Furniture Brands International, Inc.^                                 70,800           $1,775,664
-------------------------------------------------------------------------------------------------
Gaming & Lodging - 0.2%
-------------------------------------------------------------------------------------------------
Hilton Hotels Corp.^                                               1,066,000          $20,083,440
-------------------------------------------------------------------------------------------------
MGM Mirage^*                                                          80,000            3,972,000
-------------------------------------------------------------------------------------------------
                                                                                      $24,055,440
-------------------------------------------------------------------------------------------------
General Merchandise - 0.2%
-------------------------------------------------------------------------------------------------
Big Lots, Inc.^*                                                     260,000           $3,179,800
-------------------------------------------------------------------------------------------------
Family Dollar Stores, Inc.                                           600,100           16,262,710
-------------------------------------------------------------------------------------------------
Neiman Marcus Group, Inc. "A"^                                        50,000            2,875,000
-------------------------------------------------------------------------------------------------
                                                                                      $22,317,510
-------------------------------------------------------------------------------------------------
Insurance - 2.6%
-------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                          234,700           $9,202,587
-------------------------------------------------------------------------------------------------
Allstate Corp.                                                     1,465,900           70,348,541
-------------------------------------------------------------------------------------------------
Chubb Corp.^                                                         142,800           10,035,984
-------------------------------------------------------------------------------------------------
Conseco, Inc.*                                                     1,710,700           30,210,962
-------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.^                             909,795           56,343,604
-------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.^                                         110,500            5,056,480
-------------------------------------------------------------------------------------------------
MetLife, Inc.^                                                     1,491,270           57,637,586
-------------------------------------------------------------------------------------------------
PMI Group, Inc.^                                                      75,000            3,043,500
-------------------------------------------------------------------------------------------------
Safeco Corp.^                                                         80,000            3,652,000
-------------------------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc.^                                       995,013           32,895,130
-------------------------------------------------------------------------------------------------
                                                                                     $278,426,374
-------------------------------------------------------------------------------------------------
Leisure & Toys - 0.4%
-------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                         553,800          $10,411,440
-------------------------------------------------------------------------------------------------
Mattel, Inc.                                                       1,950,200           35,357,126
-------------------------------------------------------------------------------------------------
                                                                                      $45,768,566
-------------------------------------------------------------------------------------------------
Machinery & Tools - 1.0%
-------------------------------------------------------------------------------------------------
Caterpillar, Inc.^                                                   274,400          $22,075,480
-------------------------------------------------------------------------------------------------
Deere & Co.                                                          235,200           15,182,160
-------------------------------------------------------------------------------------------------
Eaton Corp.^                                                         356,600           22,612,006
-------------------------------------------------------------------------------------------------
Finning International, Inc.                                           87,900            2,185,561
-------------------------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., "A"                                         260,900           17,733,373
-------------------------------------------------------------------------------------------------
Precision Castparts Corp.^                                           398,200           23,911,910
-------------------------------------------------------------------------------------------------
                                                                                     $103,700,490
-------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.7%
-------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.*                                        805,300          $21,944,425
-------------------------------------------------------------------------------------------------
Community Health Systems, Inc.^*                                     161,900            4,319,492
-------------------------------------------------------------------------------------------------
HCA, Inc.                                                            370,200           14,123,130
-------------------------------------------------------------------------------------------------
Lincare Holdings, Inc.^*                                             114,146            3,391,278
-------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.^*                                           3,242,600           34,987,654
-------------------------------------------------------------------------------------------------
                                                                                      $78,765,979
-------------------------------------------------------------------------------------------------
Medical Equipment - 0.1%
-------------------------------------------------------------------------------------------------
Baxter International, Inc.                                           326,100          $10,487,376
-------------------------------------------------------------------------------------------------
Guidant Corp.^                                                        74,700            4,933,188
-------------------------------------------------------------------------------------------------
                                                                                      $15,420,564
-------------------------------------------------------------------------------------------------
Metals & Mining - 0.5%
-------------------------------------------------------------------------------------------------
Aber Diamond Corp.*                                                   50,000           $1,727,406
-------------------------------------------------------------------------------------------------
BHP Billiton PLC                                                   1,613,500           16,998,734
-------------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR^                                   1,580,800           35,520,576
-------------------------------------------------------------------------------------------------
                                                                                      $54,246,716
-------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.5%
-------------------------------------------------------------------------------------------------
AGL Resources, Inc.^                                                 558,900          $17,197,353
-------------------------------------------------------------------------------------------------
KeySpan Corp.^                                                       205,100            8,039,920
-------------------------------------------------------------------------------------------------
National Fuel Gas Co.^                                               246,300            6,977,679
-------------------------------------------------------------------------------------------------
NiSource, Inc.^                                                      751,100           15,780,611
-------------------------------------------------------------------------------------------------
Southern Union Co.                                                    63,900            1,309,950
-------------------------------------------------------------------------------------------------
                                                                                      $49,305,513
-------------------------------------------------------------------------------------------------
Oil Services - 2.5%
-------------------------------------------------------------------------------------------------
BJ Services Co.                                                      417,400          $21,875,934
-------------------------------------------------------------------------------------------------
Cooper Cameron Corp.*                                                693,150           38,012,346
-------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                2,686,860           82,352,259
-------------------------------------------------------------------------------------------------
Noble Corp.^*                                                      2,425,930          109,045,554
-------------------------------------------------------------------------------------------------
Pride International, Inc.*                                           150,000            2,968,500
-------------------------------------------------------------------------------------------------
Schlumberger Ltd.^                                                   154,700           10,412,857
-------------------------------------------------------------------------------------------------
Smith International, Inc.^*                                          110,000            6,680,300
-------------------------------------------------------------------------------------------------
                                                                                     $271,347,750
-------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0%
-------------------------------------------------------------------------------------------------
Ingram Micro, Inc., "A"*                                             220,000           $3,542,000
-------------------------------------------------------------------------------------------------
Pharmaceuticals - 3.9%
-------------------------------------------------------------------------------------------------
Abbott Laboratories                                                1,753,100          $74,261,316
-------------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                       96,700            5,806,835
-------------------------------------------------------------------------------------------------
Johnson & Johnson                                                  2,200,800          123,971,064
-------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                  1,601,300           52,842,900
-------------------------------------------------------------------------------------------------
Novartis AG                                                          328,400           15,331,392
-------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                         466,400           14,271,840
-------------------------------------------------------------------------------------------------
Roche Holding AG                                                     375,880           38,895,055
-------------------------------------------------------------------------------------------------
Wyeth                                                              2,625,170           98,181,358
-------------------------------------------------------------------------------------------------
                                                                                     $423,561,760
-------------------------------------------------------------------------------------------------
Precious Metals & Minerals - 0%
-------------------------------------------------------------------------------------------------
Meridian Gold, Inc.^*                                                100,000           $1,672,000
-------------------------------------------------------------------------------------------------
Printing & Publishing - 0.7%
-------------------------------------------------------------------------------------------------
Lamar Advertising Co., "A"^*                                         100,000           $4,161,000
-------------------------------------------------------------------------------------------------
New York Times Co., "A"^                                              75,000            2,932,500
-------------------------------------------------------------------------------------------------
Reed Elsevier PLC                                                  4,507,890           39,610,740
-------------------------------------------------------------------------------------------------
Tribune Co.^                                                         584,000           24,031,600
-------------------------------------------------------------------------------------------------
                                                                                      $70,735,840
-------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.4%
-------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                   504,900          $19,342,719
-------------------------------------------------------------------------------------------------
CSX Corp.                                                            110,000            3,652,000
-------------------------------------------------------------------------------------------------
Union Pacific Corp.                                                  255,300           14,960,580
-------------------------------------------------------------------------------------------------
                                                                                      $37,955,299
-------------------------------------------------------------------------------------------------
Real Estate - 0.6%
-------------------------------------------------------------------------------------------------
American Financial Realty Trust                                      130,000           $1,834,300
-------------------------------------------------------------------------------------------------
Annaly Mortgage Management, Inc.^                                    210,300            3,602,439
-------------------------------------------------------------------------------------------------
Boston Properties, Inc.                                              120,000            6,646,800
-------------------------------------------------------------------------------------------------
Camden Property Trust^                                               100,000            4,620,000
-------------------------------------------------------------------------------------------------
CBL & Associates Properties, Inc.^                                    75,000            4,571,250
-------------------------------------------------------------------------------------------------
Developers Diversified Realty Corp.                                  100,000            3,915,000
-------------------------------------------------------------------------------------------------
Equity Residential^                                                  300,000            9,300,000
-------------------------------------------------------------------------------------------------
General Growth Properties, Inc.                                      100,000            3,100,000
-------------------------------------------------------------------------------------------------
HomeBanc Corp.^*                                                     538,280            4,844,520
-------------------------------------------------------------------------------------------------
Hospitality Properties Trust                                          79,000            3,356,710
-------------------------------------------------------------------------------------------------
Host Marriott Corp.                                                  200,000            2,806,000
-------------------------------------------------------------------------------------------------
iStar Financial, Inc.                                                 75,000            3,092,250
-------------------------------------------------------------------------------------------------
Regency Centers Corp.                                                100,000            4,649,000
-------------------------------------------------------------------------------------------------
Simon Property Group, Inc.^                                          100,000            5,363,000
-------------------------------------------------------------------------------------------------
SL Green Realty Corp.                                                150,000            7,771,500
-------------------------------------------------------------------------------------------------
                                                                                      $69,472,769
-------------------------------------------------------------------------------------------------
Restaurants - 0.2%
-------------------------------------------------------------------------------------------------
McDonald's Corp.                                                     460,700          $12,913,421
-------------------------------------------------------------------------------------------------
Wendy's International, Inc.                                           50,000            1,680,000
-------------------------------------------------------------------------------------------------
YUM! Brands, Inc.                                                    60,000            2,439,600
-------------------------------------------------------------------------------------------------
                                                                                      $17,033,021
-------------------------------------------------------------------------------------------------
Specialty Chemicals - 0.6%
-------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                       737,580          $40,109,600
-------------------------------------------------------------------------------------------------
Lyondell Chemical Co.^                                               778,740           17,490,500
-------------------------------------------------------------------------------------------------
Praxair, Inc.                                                         99,600            4,256,904
-------------------------------------------------------------------------------------------------
                                                                                      $61,857,004
-------------------------------------------------------------------------------------------------
Specialty Stores - 1.1%
-------------------------------------------------------------------------------------------------
Gap, Inc.                                                          2,976,700          $55,664,290
-------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                     605,510           23,735,992
-------------------------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                                 160,000            2,892,800
-------------------------------------------------------------------------------------------------
Sports Authority, Inc.^*                                              95,000            2,204,000
-------------------------------------------------------------------------------------------------
TJX Cos., Inc.^                                                    1,496,930           32,992,337
-------------------------------------------------------------------------------------------------
                                                                                     $117,489,419
-------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.5%
-------------------------------------------------------------------------------------------------
Andrew Corp.^*                                                       390,000           $4,773,600
-------------------------------------------------------------------------------------------------
Global Signal, Inc.                                                   81,280            1,861,312
-------------------------------------------------------------------------------------------------
Nokia Corp., ADR                                                   4,745,400           65,106,888
-------------------------------------------------------------------------------------------------
Vodafone Group PLC                                                11,217,700           26,878,028
-------------------------------------------------------------------------------------------------
Vodafone Group PLC, ADR                                            2,781,192           67,054,539
-------------------------------------------------------------------------------------------------
                                                                                     $165,674,367
-------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0.5%
-------------------------------------------------------------------------------------------------
ADC Telecommunications, Inc.^*                                       200,000             $362,000
-------------------------------------------------------------------------------------------------
Avaya, Inc.*                                                         140,000            1,951,600
-------------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                 914,500           16,552,450
-------------------------------------------------------------------------------------------------
Corning, Inc.*                                                       200,000            2,216,000
-------------------------------------------------------------------------------------------------
Nortel Networks Corp.*                                            10,088,900           34,302,260
-------------------------------------------------------------------------------------------------
                                                                                      $55,384,310
-------------------------------------------------------------------------------------------------
Telephone Services - 3.3%
-------------------------------------------------------------------------------------------------
IDT Corp., "B"^*                                                     250,000           $3,757,500
-------------------------------------------------------------------------------------------------
SBC Communications, Inc.^                                            768,548           19,943,821
-------------------------------------------------------------------------------------------------
Sprint Corp.                                                       8,604,120          173,200,936
-------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                       3,982,194          156,818,800
-------------------------------------------------------------------------------------------------
                                                                                     $353,721,057
-------------------------------------------------------------------------------------------------
Tobacco - 0.7%
-------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                 1,582,600          $74,445,504
-------------------------------------------------------------------------------------------------
Trucking - 0%
-------------------------------------------------------------------------------------------------
Werner Enterprises, Inc.                                             115,000           $2,220,650
-------------------------------------------------------------------------------------------------
Utilities - Electric Power - 2.1%
-------------------------------------------------------------------------------------------------
Calpine Corp.*                                                     9,217,175          $26,729,808
-------------------------------------------------------------------------------------------------
Cinergy Corp.                                                        558,970           22,135,212
-------------------------------------------------------------------------------------------------
Dominion Resources, Inc.^                                            409,300           26,706,825
-------------------------------------------------------------------------------------------------
Energy East Corp.                                                    445,900           11,227,762
-------------------------------------------------------------------------------------------------
Entergy Corp.                                                        794,370           48,146,766
-------------------------------------------------------------------------------------------------
Exelon Corp.^                                                        670,200           24,589,638
-------------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                    138,640            5,695,331
-------------------------------------------------------------------------------------------------
PPL Corp.                                                            701,140           33,079,785
-------------------------------------------------------------------------------------------------
TXU Corp.^                                                           608,900           29,178,488
-------------------------------------------------------------------------------------------------
                                                                                     $227,489,615
-------------------------------------------------------------------------------------------------
Utilities - Telephone - 0.1%
-------------------------------------------------------------------------------------------------
Crown Castle International Corp.^*                                   250,000           $3,720,000
-------------------------------------------------------------------------------------------------
SpectraSite, Inc.^*                                                  170,000            7,905,000
-------------------------------------------------------------------------------------------------
                                                                                      $11,625,000
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $5,377,313,391)                                     $6,212,751,133
-------------------------------------------------------------------------------------------------

Bonds - 37.7%
-------------------------------------------------------------------------------------------------
ISSUER                                                            PAR AMOUNT              $ VALUE
-------------------------------------------------------------------------------------------------
Advertising & Broadcasting - 0%
-------------------------------------------------------------------------------------------------
News America, Inc., 6.55%, 2033                                   $1,675,000           $1,773,765
-------------------------------------------------------------------------------------------------

Aerospace - 0.5%
-------------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 6.4%, 2011##                          $9,873,000          $10,998,719
-------------------------------------------------------------------------------------------------
Boeing Capital Corp., 6.5%, 2012                                  22,280,000           24,942,193
-------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.75%, 2031                               12,400,000           15,268,455
-------------------------------------------------------------------------------------------------
                                                                                      $51,209,367
-------------------------------------------------------------------------------------------------
Airlines - 0.1%
-------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 6.648%, 2017                          $7,379,787           $6,907,768
-------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 7.256%, 2020                           4,916,012            4,852,159
-------------------------------------------------------------------------------------------------
                                                                                      $11,759,927
-------------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.1%
-------------------------------------------------------------------------------------------------
Miller Brewing Co., 5.5%, 2013##                                 $13,834,000          $14,423,951
-------------------------------------------------------------------------------------------------
Asset Backed & Securitized - 1.9%
-------------------------------------------------------------------------------------------------
AmeriCredit Automobile Receivables Trust, 2.18%, 2008            $11,932,000          $11,837,073
-------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc.,
6.8%, 2008                                                         4,851,445            5,121,475
-------------------------------------------------------------------------------------------------
Blackrock Capital Finance LP, 7.75%, 2026##                        2,321,883            2,289,958
-------------------------------------------------------------------------------------------------
CPS Auto Receivables Trust, 2.89%, 2009##                          1,139,049            1,131,041
-------------------------------------------------------------------------------------------------
CRIIMI MAE CMBS Corp., 6.701%, 2008##                              4,350,000            4,582,645
-------------------------------------------------------------------------------------------------
CRIIMI MAE Commercial Mortgage Trust, 7%, 2011##                   5,500,000            5,983,554
-------------------------------------------------------------------------------------------------
Capital One Auto Finance Trust, 4.79%, 2009                       17,762,000           18,108,661
-------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp., 6.39%, 2030           10,029,000           10,957,105
-------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp.,
7.543%, 2032                                                       2,702,115            2,938,236
-------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, 6.65%, 2008                  17,900,000           18,864,889
-------------------------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage, 6.38%, 2035                   3,692,000            4,088,903
-------------------------------------------------------------------------------------------------
Deutsche Mortgage & Asset Receiving Corp., 6.538%, 2031           11,714,704           12,628,497
-------------------------------------------------------------------------------------------------
Falcon Franchise Loan LLC, 7.382%, 2010##                          3,282,832            3,505,020
-------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Bank of America, 6.56%, 2035          15,000,000           16,300,485
-------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
6.65%, 2029                                                        3,242,766            3,490,887
-------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
7.38%, 2029                                                        8,426,027            9,092,328
-------------------------------------------------------------------------------------------------
Goldman Sachs Mortgage Securities Corp., 6.06%, 2030               5,967,203            6,106,915
-------------------------------------------------------------------------------------------------
J.P. Morgan Commercial Mortgage Finance Corp.,
6.613%, 2030                                                       4,018,000            4,347,214
-------------------------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust,
6.78%, 2031                                                       20,000,000           22,180,542
-------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., 6.39%, 2030                9,004,263            9,595,159
-------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., 0.626%, 2030 (Interest
Only)##                                                          346,404,036            8,522,475
-------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., 6.337%, 2031                      15,075,626           16,306,873
-------------------------------------------------------------------------------------------------
Multi-Family Capital Access One, Inc., 6.65%, 2024                 3,136,911            3,475,173
-------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., 7%, 2028                         1,245,155            1,243,436
-------------------------------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc., 3.8%, 2030              5,344,368            5,262,983
-------------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities, 6%, 2016                  1,049,347            1,047,459
-------------------------------------------------------------------------------------------------
                                                                                     $209,008,986
-------------------------------------------------------------------------------------------------
Automotive - 0.7%
-------------------------------------------------------------------------------------------------
DaimlerChrysler N.A. Holdings Corp., 8%, 2010                     $9,193,000          $10,688,241
-------------------------------------------------------------------------------------------------
DaimlerChrysler N.A. Holdings Corp., 6.5%, 2013                    8,865,000            9,618,614
-------------------------------------------------------------------------------------------------
Ford Motor Co., 7.45%, 2031                                       12,544,000           12,299,768
-------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.5%, 2007                                  4,460,000            4,723,947
-------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 7.875%, 2010                                9,249,000           10,315,909
-------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 7.375%, 2011                                6,405,000            6,965,514
-------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 7.25%, 2011                       8,874,000            9,474,814
-------------------------------------------------------------------------------------------------
General Motors Corp., 7.2%, 2011                                   3,984,000            4,219,327
-------------------------------------------------------------------------------------------------
General Motors Corp., 8.375%, 2033                                 7,857,000            8,342,343
-------------------------------------------------------------------------------------------------
                                                                                      $76,648,477
-------------------------------------------------------------------------------------------------
Banks & Credit Companies - 1.4%
-------------------------------------------------------------------------------------------------
Abbey National Capital Trust I, 8.963%, 2049                      $9,960,000          $13,441,060
-------------------------------------------------------------------------------------------------
Bank of America Corp., 7.4%, 2011                                 25,548,000           29,774,789
-------------------------------------------------------------------------------------------------
Barclays Bank PLC, 6.86%, 2032##                                   4,948,000            5,447,065
-------------------------------------------------------------------------------------------------
Citigroup, Inc., 5%, 2014##                                       21,294,208           21,320,698
-------------------------------------------------------------------------------------------------
HBOS Capital Funding LP, 6.071%, 2049##                            5,386,000            5,694,381
-------------------------------------------------------------------------------------------------
Natexis AMBS Co. LLC, 8.44%, 2049##                                2,712,000            3,127,807
-------------------------------------------------------------------------------------------------
Popular North America, Inc., 4.25%, 2008                           9,579,000            9,758,884
-------------------------------------------------------------------------------------------------
RBS Capital Trust II, 6.425%, 2049                                 8,870,000            9,047,347
-------------------------------------------------------------------------------------------------
Socgen Real Estate LLC, 7.64%, 2049##                             16,307,000           18,098,275
-------------------------------------------------------------------------------------------------
UniCredito Italiano Capital Trust II, 9.2%, 2049##                11,444,000           14,102,693
-------------------------------------------------------------------------------------------------
Wachovia Corp., 5.25%, 2014                                        2,800,000            2,862,272
-------------------------------------------------------------------------------------------------
Wells Fargo & Co., 6.45%, 2011                                    20,780,000           23,300,385
-------------------------------------------------------------------------------------------------
                                                                                     $155,975,656
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 0.3%
-------------------------------------------------------------------------------------------------
TCI Communications Financing III, 9.65%, 2027                    $23,129,000          $27,085,424
-------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 10.15%, 2012                     3,471,000            4,504,764
-------------------------------------------------------------------------------------------------
                                                                                      $31,590,188
-------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 0.7%
-------------------------------------------------------------------------------------------------
Credit Suisse First Boston (USA), Inc., 4.625%, 2008             $13,443,000          $13,886,632
-------------------------------------------------------------------------------------------------
Credit Suisse First Boston (USA), Inc., 6.5%, 2012                11,680,000           12,975,417
-------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 5.7%, 2012                             13,532,000           14,298,967
-------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 7.75%, 2005                        6,149,000            6,243,707
-------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 8.25%, 2007                        8,368,000            9,433,539
-------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5.45%, 2014                             4,469,000            4,622,711
-------------------------------------------------------------------------------------------------
Morgan Stanley Group, Inc., 6.75%, 2011                            8,407,000            9,420,497
-------------------------------------------------------------------------------------------------
                                                                                      $70,881,470
-------------------------------------------------------------------------------------------------
Building - 0.1%
-------------------------------------------------------------------------------------------------
CRH North America, Inc., 6.95%, 2012                              $8,021,000           $9,141,269
-------------------------------------------------------------------------------------------------

Chemicals - 0.1%
-------------------------------------------------------------------------------------------------
Dow Chemical Co., 5.75%, 2008                                     $7,310,000           $7,801,912
-------------------------------------------------------------------------------------------------
Conglomerates - 0.1%
-------------------------------------------------------------------------------------------------
Kennametal, Inc., 7.2%, 2012                                      $7,519,000           $8,203,492
-------------------------------------------------------------------------------------------------
Consumer Cyclical - 0.1%
-------------------------------------------------------------------------------------------------
Cendant Corp., 6.875%, 2006                                      $11,036,000          $11,762,732
-------------------------------------------------------------------------------------------------
Cendant Corp., 6.25%, 2008                                         3,215,000            3,465,606
-------------------------------------------------------------------------------------------------
                                                                                      $15,228,338
-------------------------------------------------------------------------------------------------
Defense Electronics - 0.1%
-------------------------------------------------------------------------------------------------
Raytheon Co., 6.15%, 2008                                        $10,058,000          $10,944,220
-------------------------------------------------------------------------------------------------
Emerging Market Agencies - 0.1%
-------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 7.375%, 2014                 $12,054,000          $13,138,860
-------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 8.625%, 2022                   1,533,000            1,743,021
-------------------------------------------------------------------------------------------------
                                                                                      $14,881,881
-------------------------------------------------------------------------------------------------
Emerging Market Sovereign - 0.1%
-------------------------------------------------------------------------------------------------
United Mexican States, 8.125%, 2019                               $3,155,000           $3,620,363
-------------------------------------------------------------------------------------------------
United Mexican States, 8%, 2022                                    2,493,000            2,810,858
-------------------------------------------------------------------------------------------------
United Mexican States, 7.5%, 2033                                  4,416,000            4,641,216
-------------------------------------------------------------------------------------------------
                                                                                      $11,072,437
-------------------------------------------------------------------------------------------------
Energy - Independent - 0.2%
-------------------------------------------------------------------------------------------------
Devon Financing Corp. U.L.C., 6.875%, 2011                        $4,785,000           $5,398,758
-------------------------------------------------------------------------------------------------
EnCana Holdings Finance Corp., 5.8%, 2014                          5,236,000            5,545,291
-------------------------------------------------------------------------------------------------
Kerr-McGee Corp., 6.95%, 2024                                      4,200,000            4,475,831
-------------------------------------------------------------------------------------------------
Pioneer Natural Resource Co., 5.875%, 2016                         5,040,000            5,259,563
-------------------------------------------------------------------------------------------------
                                                                                      $20,679,443
-------------------------------------------------------------------------------------------------
Energy - Integrated - 0%
-------------------------------------------------------------------------------------------------
Amerada Hess Corp., 7.3%, 2031                                    $3,410,000           $3,717,166
-------------------------------------------------------------------------------------------------
Entertainment - 0.1%
-------------------------------------------------------------------------------------------------
Hearst-Argyle Television, Inc., 7.5%, 2027                        $3,800,000           $4,407,267
-------------------------------------------------------------------------------------------------
Walt Disney Co., 6.75%, 2006                                       3,127,000            3,295,764
-------------------------------------------------------------------------------------------------
Walt Disney Co., 6.375%, 2012                                      5,226,000            5,757,824
-------------------------------------------------------------------------------------------------
                                                                                      $13,460,855
-------------------------------------------------------------------------------------------------
Financial Institutions - 0.5%
-------------------------------------------------------------------------------------------------
DBS Capital Funding Corp., 7.657%, 2049##                         $7,327,000           $8,512,098
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 7.5%, 2005                        12,300,000           12,690,205
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 8.75%, 2007                        3,073,000            3,506,284
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 8.85%, 2007                        3,572,000            4,029,355
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 6.75%, 2032                        2,976,000            3,425,099
-------------------------------------------------------------------------------------------------
SLM Corp., 4%, 2009                                                8,262,000            8,280,780
-------------------------------------------------------------------------------------------------
SLM Corp., 5.375%, 2013                                            8,652,000            9,004,837
-------------------------------------------------------------------------------------------------
                                                                                      $49,448,658
-------------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 0.2%
-------------------------------------------------------------------------------------------------
Cadbury Schweppes U.S. Finance, 5.125%, 2013##                   $14,302,000          $14,523,223
-------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 6.25%, 2012                                     6,335,000            6,921,146
-------------------------------------------------------------------------------------------------
                                                                                      $21,444,369
-------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.1%
-------------------------------------------------------------------------------------------------
MeadWestvaco Corp., 6.8%, 2032                                    $4,765,000           $4,966,207
-------------------------------------------------------------------------------------------------
Weyerhaeuser Co., 6.75%, 2012                                      9,061,000           10,160,869
-------------------------------------------------------------------------------------------------
                                                                                      $15,127,076
-------------------------------------------------------------------------------------------------
Insurance - 0.5%
-------------------------------------------------------------------------------------------------
AIG SunAmerica Institutional Funding II, 5.75%, 2009              $9,589,000          $10,263,203
-------------------------------------------------------------------------------------------------
AIG SunAmerica, Inc, 7.6%, 2005##                                 10,863,000           11,248,843
-------------------------------------------------------------------------------------------------
MetLife, Inc., 6.5%, 2032                                          8,745,000            9,403,927
-------------------------------------------------------------------------------------------------
Prudential Financial, Inc., 4.5%, 2013                            10,563,000           10,242,212
-------------------------------------------------------------------------------------------------
Prudential Financial, Inc., 5.1%, 2014                             4,071,000            4,074,505
-------------------------------------------------------------------------------------------------
Prudential Funding Corp., 6.6%, 2008##                             7,538,000            8,376,829
-------------------------------------------------------------------------------------------------
                                                                                      $53,609,519
-------------------------------------------------------------------------------------------------
Insurance - Property & Casualty - 0.1%
-------------------------------------------------------------------------------------------------
Fund American Cos., Inc., 5.875%, 2013                            $6,030,000           $6,156,160
-------------------------------------------------------------------------------------------------
Safeco Corp., 4.875%, 2010                                         1,490,000            1,538,209
-------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.375%, 2033                    3,800,000            3,893,336
-------------------------------------------------------------------------------------------------
                                                                                      $11,587,705
-------------------------------------------------------------------------------------------------
International Market Agencies - 0.4%
-------------------------------------------------------------------------------------------------
Hydro-Quebec, 6.3%, 2011                                         $16,520,000          $18,510,957
-------------------------------------------------------------------------------------------------
KfW International Finance, Inc., 4.25%, 2005                      19,905,000           20,122,363
-------------------------------------------------------------------------------------------------
                                                                                      $38,633,320
-------------------------------------------------------------------------------------------------
International Market Sovereign - 0.2%
-------------------------------------------------------------------------------------------------
Republic of Italy, 4.625%, 2005                                  $14,395,000          $14,641,054
-------------------------------------------------------------------------------------------------
State of Israel, 4.625%, 2013                                      6,850,000            6,609,784
-------------------------------------------------------------------------------------------------
                                                                                      $21,250,838
-------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.2%
-------------------------------------------------------------------------------------------------
HCA, Inc., 8.75%, 2010                                            $2,760,000           $3,235,233
-------------------------------------------------------------------------------------------------
HCA, Inc., 6.95%, 2012                                            10,107,000           10,913,165
-------------------------------------------------------------------------------------------------
HCA, Inc., 6.25%, 2013                                             2,414,000            2,488,180
-------------------------------------------------------------------------------------------------
                                                                                      $16,636,578
-------------------------------------------------------------------------------------------------
Mortgage Backed - 13.8%
-------------------------------------------------------------------------------------------------
Fannie Mae, 5.722%, 2009                                         $16,001,000          $17,048,593
-------------------------------------------------------------------------------------------------
Fannie Mae, 6.33%, 2011                                            1,729,150            1,905,129
-------------------------------------------------------------------------------------------------
Fannie Mae, 6%, 2012 - 2034                                      214,241,644          223,001,839
-------------------------------------------------------------------------------------------------
Fannie Mae, 4.019%, 2013                                           4,268,848            4,138,741
-------------------------------------------------------------------------------------------------
Fannie Mae, 4.667%, 2013                                           1,225,654            1,242,685
-------------------------------------------------------------------------------------------------
Fannie Mae, 4.518%, 2014                                           9,706,828            9,656,050
-------------------------------------------------------------------------------------------------
Fannie Mae, 5.5%, 2017 - 2034                                    431,550,292          440,006,920
-------------------------------------------------------------------------------------------------
Fannie Mae, 4.5%, 2018                                            89,660,173           89,609,194
-------------------------------------------------------------------------------------------------
Fannie Mae, 5%, 2018 - 2019                                       71,381,833           72,673,769
-------------------------------------------------------------------------------------------------
Fannie Mae, 6.5%, 2028 - 2034                                    114,309,303          120,006,795
-------------------------------------------------------------------------------------------------
Fannie Mae, 7.5%, 2030 - 2032                                     10,364,872           11,110,912
-------------------------------------------------------------------------------------------------
Freddie Mac, 6.5%, 2015 - 2034                                    20,740,256           21,780,344
-------------------------------------------------------------------------------------------------
Freddie Mac, 5%, 2017 - 2033                                     111,221,868          111,871,483
-------------------------------------------------------------------------------------------------
Freddie Mac, 4.5%, 2019                                           19,783,450           19,765,031
-------------------------------------------------------------------------------------------------
Freddie Mac, 5.5%, 2019 - 2034                                    98,128,670           99,774,539
-------------------------------------------------------------------------------------------------
Freddie Mac, 6%, 2019 - 2034                                      63,450,297           65,749,113
-------------------------------------------------------------------------------------------------
Ginnie Mae, 7.5%, 2023 - 2028                                        826,253              891,635
-------------------------------------------------------------------------------------------------
Ginnie Mae, 6.5%, 2028 - 2034                                     16,218,041           17,138,213
-------------------------------------------------------------------------------------------------
Ginnie Mae, 5.5%, 2032 - 2033                                     77,303,041           78,830,807
-------------------------------------------------------------------------------------------------
Ginnie Mae, 7%, 2032                                               5,633,090            6,008,446
-------------------------------------------------------------------------------------------------
Ginnie Mae, 6%, 2032 - 2034                                       63,229,445           65,637,013
-------------------------------------------------------------------------------------------------
Ginnie Mae TBA, 5%, 2034                                           5,850,000            5,817,094
-------------------------------------------------------------------------------------------------
                                                                                   $1,483,664,345
-------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0%
-------------------------------------------------------------------------------------------------
CenterPoint Energy Resources Corp., 7.875%, 2013                  $4,465,000           $5,263,208
-------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0.1%
-------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 6.75%, 2011                     $8,006,000           $8,917,827
-------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 7.75%, 2032                      4,181,000            4,949,083
-------------------------------------------------------------------------------------------------
                                                                                      $13,866,910
-------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.1%
-------------------------------------------------------------------------------------------------
Wyeth, 5.5%, 2013                                                 $6,688,000           $6,823,492
-------------------------------------------------------------------------------------------------
Pollution Control - 0.2%
-------------------------------------------------------------------------------------------------
USA Waste Services, Inc., 7%, 2028                                $5,296,000           $5,860,993
-------------------------------------------------------------------------------------------------
Waste Management, Inc., 7.375%, 2010                              13,178,000           15,211,313
-------------------------------------------------------------------------------------------------
                                                                                      $21,072,306
-------------------------------------------------------------------------------------------------
Printing & Publishing - 0.1%
-------------------------------------------------------------------------------------------------
Belo Corp., 7.75%, 2027                                           $5,143,000           $6,001,120
-------------------------------------------------------------------------------------------------
Real Estate - 0.3%
-------------------------------------------------------------------------------------------------
Boston Properties, Inc., 5%, 2015                                 $2,006,000           $1,945,698
-------------------------------------------------------------------------------------------------
EOP Operating LP, 6.8%, 2009                                      10,663,000           11,731,518
-------------------------------------------------------------------------------------------------
Kimco Realty Corp., 6%, 2012                                       1,750,000            1,872,311
-------------------------------------------------------------------------------------------------
Vornado Realty Trust, 5.625%, 2007                                15,542,000           16,306,231
-------------------------------------------------------------------------------------------------
                                                                                      $31,855,758
-------------------------------------------------------------------------------------------------
Retailers - 0.3%
-------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc., 6.875%, 2009                              $28,540,000          $32,367,471
-------------------------------------------------------------------------------------------------
Supermarkets - 0.1%
-------------------------------------------------------------------------------------------------
Kroger Co., 6.75%, 2012                                           $9,469,000          $10,589,391
-------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0%
-------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.35%, 2006                         $3,877,000           $4,116,994
-------------------------------------------------------------------------------------------------
Verizon Wireless Capital LLC, 5.375%, 2006                           625,000              654,219
-------------------------------------------------------------------------------------------------
                                                                                       $4,771,213
-------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0.9%
-------------------------------------------------------------------------------------------------
BellSouth Corp., 5.2%, 2014                                       $8,938,000           $9,079,042
-------------------------------------------------------------------------------------------------
Citizens Communications Co., 8.5%, 2006                            3,990,000            4,279,275
-------------------------------------------------------------------------------------------------
Deutsche Telekom International Finance B.V., 8.75%, 2030           8,054,000           10,410,423
-------------------------------------------------------------------------------------------------
France Telecom S.A., 7.75%, 2011                                   4,502,000            5,389,254
-------------------------------------------------------------------------------------------------
PCCW-HKTC Capital II Ltd., 6%, 2013##                              7,734,000            8,032,896
-------------------------------------------------------------------------------------------------
Sprint Capital Corp., 6.875%, 2028                                10,052,000           10,543,472
-------------------------------------------------------------------------------------------------
TELUS Corp., 8%, 2011                                              2,821,000            3,305,476
-------------------------------------------------------------------------------------------------
Telecom Italia Capital, 6%, 2034##                                 4,546,000            4,440,333
-------------------------------------------------------------------------------------------------
Telecom Italia S.p.A., 5.25%, 2013##                               8,315,000            8,471,879
-------------------------------------------------------------------------------------------------
Telecomunicaciones de Puerto Rico, Inc., 6.65%, 2006               5,862,000            6,168,624
-------------------------------------------------------------------------------------------------
Verizon New York, Inc., 6.875%, 2012                              19,974,000           22,211,747
-------------------------------------------------------------------------------------------------
                                                                                      $92,332,421
-------------------------------------------------------------------------------------------------
U.S. Government Agencies - 4.1%
-------------------------------------------------------------------------------------------------
Fannie Mae, 2.5%, 2006                                           $18,570,000          $18,504,894
-------------------------------------------------------------------------------------------------
Fannie Mae, 5.25%, 2007                                          124,940,000          131,711,248
-------------------------------------------------------------------------------------------------
Fannie Mae, 6.625%, 2009 - 2010                                   56,085,000           63,465,740
-------------------------------------------------------------------------------------------------
Fannie Mae, 6%, 2011 - 2033                                        8,500,000            9,386,270
-------------------------------------------------------------------------------------------------
Fannie Mae, 5.125%, 2014                                          16,045,000           16,344,672
-------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 2.875%, 2006                              19,285,000           19,319,925
-------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.25%, 2014                                5,285,000            5,539,705
-------------------------------------------------------------------------------------------------
Freddie Mac, 2.875%, 2006                                          9,598,000            9,588,191
-------------------------------------------------------------------------------------------------
Freddie Mac, 5.5%, 2006                                           47,114,000           49,368,452
-------------------------------------------------------------------------------------------------
Freddie Mac, 4.875%, 2013                                         83,650,000           85,688,300
-------------------------------------------------------------------------------------------------
Small Business Administration, 8.8%, 2011                             70,226               75,489
-------------------------------------------------------------------------------------------------
Small Business Administration, 4.35%, 2023                         2,571,033            2,528,928
-------------------------------------------------------------------------------------------------
Small Business Administration, 4.77%, 2024                         6,400,000            6,430,694
-------------------------------------------------------------------------------------------------
Small Business Administration, 4.99%, 2024                         8,564,000            8,614,849
-------------------------------------------------------------------------------------------------
Small Business Administration, 5.18%, 2024                        10,270,000           10,527,978
-------------------------------------------------------------------------------------------------
Small Business Administration, 5.52%, 2024                         6,124,000            6,378,890
-------------------------------------------------------------------------------------------------
                                                                                     $443,474,225
-------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 7.5%
-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.25%, 2023                                $148,841,000         $173,806,696
-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.375%, 2031                                 43,154,000           46,228,723
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.5%, 2005                                  117,900,000          121,518,815
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.75%, 2005                                  75,000,000           77,150,400
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.875%, 2006                                  9,757,000           10,441,512
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 7%, 2006                                     96,977,000          104,522,974
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4.375%, 2007                                 22,825,000           23,735,329
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4.75%, 2008 - 2014                          114,570,000          121,085,023
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 2.625%, 2009                                  5,920,000            5,762,753
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4%, 2009                                      4,274,000            4,398,549
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4.25%, 2010                                  32,853,096           38,128,843
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3%, 2012                                     51,867,664           57,433,324
-------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.875%, 2013                                 18,343,000           18,228,356
-------------------------------------------------------------------------------------------------
                                                                                     $802,441,297
-------------------------------------------------------------------------------------------------
Utilities - Electric Power - 1.3%
-------------------------------------------------------------------------------------------------
DTE Energy Co., 7.05%, 2011                                       $6,952,000           $7,846,653
-------------------------------------------------------------------------------------------------
Exelon Generation Co. LLC, 6.95%, 2011                            13,327,000           15,056,285
-------------------------------------------------------------------------------------------------
FirstEnergy Corp., 6.45%, 2011                                     7,567,000            8,254,613
-------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 3.5%, 2008                        5,589,000            5,501,269
-------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875%, 2012                      2,667,000            2,815,720
-------------------------------------------------------------------------------------------------
MidAmerican Funding LLC, 6.927%, 2029                             12,485,000           13,888,376
-------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.75%, 2006                           14,960,000           16,053,456
-------------------------------------------------------------------------------------------------
Northeast Utilities, 8.58%, 2006                                   3,765,943            4,012,951
-------------------------------------------------------------------------------------------------
Oncor Electric Delivery Co., 7%, 2022                             11,145,000           12,553,449
-------------------------------------------------------------------------------------------------
Pacific Gas & Electric Co., 4.8%, 2014                             6,990,000            6,938,036
-------------------------------------------------------------------------------------------------
Progress Energy, Inc., 7.1%, 2011                                  6,217,000            7,019,422
-------------------------------------------------------------------------------------------------
Progress Energy, Inc., 6.85%, 2012                                 7,241,000            8,087,582
-------------------------------------------------------------------------------------------------
PSEG Power LLC, 6.95%, 2012                                        3,855,000            4,317,812
-------------------------------------------------------------------------------------------------
PSEG Power LLC, 8.625%, 2031                                       5,075,000            6,498,832
-------------------------------------------------------------------------------------------------
System Energy Resources, Inc., 5.129%, 2014##                      5,975,000            6,031,942
-------------------------------------------------------------------------------------------------
TXU Energy Co., 7%, 2013                                           5,592,000            6,313,832
-------------------------------------------------------------------------------------------------
W3A Funding Corp., 8.09%, 2017                                     7,146,063            8,090,130
-------------------------------------------------------------------------------------------------
                                                                                     $139,280,360
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $3,968,233,316)                                      $4,059,944,380
-------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 1.5%
-------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES              $ VALUE
-------------------------------------------------------------------------------------------------
Aerospace - 0%
-------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.25%                                         40,000           $4,138,000
-------------------------------------------------------------------------------------------------

Automotive - 0.1%
-------------------------------------------------------------------------------------------------
Ford Motor Co. Capital Trust II, 6.5%                                100,000           $5,228,000
-------------------------------------------------------------------------------------------------

Banks & Credit Companies - 0.2%
-------------------------------------------------------------------------------------------------
Capital One Financial Corp., 6.25%                                    31,000           $1,641,140
-------------------------------------------------------------------------------------------------
Marshall & Ilsley Corp., 6.5%                                         99,900            2,692,305
-------------------------------------------------------------------------------------------------
New York Community Capital Trust V, 6%                                25,000            1,418,750
-------------------------------------------------------------------------------------------------
Sovereign Capital Trust IV, 4.375%^                                  140,000            6,737,500
-------------------------------------------------------------------------------------------------
State Street Corp., 6.75%                                             10,000            1,992,900
-------------------------------------------------------------------------------------------------
Washington Mutual, Inc., 5.375%^                                     100,000            5,455,000
-------------------------------------------------------------------------------------------------
                                                                                      $19,937,595
-------------------------------------------------------------------------------------------------
Consumer Goods & Services - 0%
-------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25%                                       80,400           $3,527,550
-------------------------------------------------------------------------------------------------

Containers - 0.1%
-------------------------------------------------------------------------------------------------
Owens-Illinois, Inc., 4.75%                                          150,000           $5,227,500
-------------------------------------------------------------------------------------------------

Electronics - 0%
-------------------------------------------------------------------------------------------------
Xerox Capital Trust II, 7.5%##                                        40,000           $3,115,000
-------------------------------------------------------------------------------------------------

Insurance - 0.5%
-------------------------------------------------------------------------------------------------
Chubb Corp., 7%                                                      408,200          $11,462,060
-------------------------------------------------------------------------------------------------
Conseco, Inc., 5.5%                                                  300,000            7,386,000
-------------------------------------------------------------------------------------------------
Genworth Financial, Inc., 6%^                                         63,000            1,839,600
-------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc., 6%                          225,000           13,362,750
-------------------------------------------------------------------------------------------------
PartnerRe Ltd., 8%^                                                   40,000            2,034,000
-------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 4.5%^                             300,000            6,804,000
-------------------------------------------------------------------------------------------------
XL Capital Ltd., 6.5%                                                172,000            4,250,120
-------------------------------------------------------------------------------------------------
                                                                                      $47,138,530
-------------------------------------------------------------------------------------------------
Medical Equipment - 0.1%
-------------------------------------------------------------------------------------------------
Baxter International, Inc., 7%^                                      200,000          $10,750,000
-------------------------------------------------------------------------------------------------
Metals & Mining - 0%
-------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., 5.5%##                           3,000           $3,052,500
-------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0%
-------------------------------------------------------------------------------------------------
Sempra Energy, 8.5%                                                   50,800           $1,572,768
-------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0%
-------------------------------------------------------------------------------------------------
El Paso Corp., 9%                                                     24,800             $715,480
-------------------------------------------------------------------------------------------------
Pharmaceuticals - 0%
-------------------------------------------------------------------------------------------------
Schering - Plough Corp., 6%                                           51,000           $2,700,450
-------------------------------------------------------------------------------------------------
Printing & Publishing - 0%
-------------------------------------------------------------------------------------------------
Tribune Co., 2%                                                       50,000           $4,518,750
-------------------------------------------------------------------------------------------------
Specialty Stores - 0%
-------------------------------------------------------------------------------------------------
Toys "R" Us, Inc., 6.25%^                                             60,000           $2,883,600
-------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0.2%
-------------------------------------------------------------------------------------------------
Motorola, Inc., 7%                                                   307,600          $15,404,608
-------------------------------------------------------------------------------------------------
Utilities - Electric Power - 0.3%
-------------------------------------------------------------------------------------------------
Aquila, Inc., 6.75%*                                                 140,000           $4,284,000
-------------------------------------------------------------------------------------------------
Calpine Capital Trust, 5.75%^                                         15,000              750,000
-------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 9.5%                                        75,000            4,091,250
-------------------------------------------------------------------------------------------------
Duke Energy Co., 8%^                                                 200,000            2,908,000
-------------------------------------------------------------------------------------------------
Great Plains Energy, Inc., 8%                                         80,000            2,008,800
-------------------------------------------------------------------------------------------------
TXU Corp., 8.125%                                                    300,000           15,573,000
-------------------------------------------------------------------------------------------------
                                                                                      $29,615,050
-------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks
(Identified Cost, $145,216,094)                                                      $159,525,381
-------------------------------------------------------------------------------------------------

Convertible Bonds - 1.5%
-------------------------------------------------------------------------------------------------
ISSUER                                                            PAR AMOUNT              $ VALUE
-------------------------------------------------------------------------------------------------
Aerospace - 0%
-------------------------------------------------------------------------------------------------
Alliant Techsystems, Inc., 3%, 2024##                             $1,000,000           $1,052,500
-------------------------------------------------------------------------------------------------
Apparel Manufacturers - 0%
-------------------------------------------------------------------------------------------------
Kellwood Co., 3.5%, 2034##                                        $3,000,000           $3,067,500
-------------------------------------------------------------------------------------------------
Automotive - 0%
-------------------------------------------------------------------------------------------------
SPX Corp., 0%, 2021                                               $3,000,000           $1,882,500
-------------------------------------------------------------------------------------------------
Banks & Credit Companies - 0.1%
-------------------------------------------------------------------------------------------------
GATX Corp., 7.5%, 2007                                            $2,000,000           $2,270,000
-------------------------------------------------------------------------------------------------
Navistar International Corp., 4.75%, 2009                          1,500,000            1,477,500
-------------------------------------------------------------------------------------------------
Providian Financial Corp., 2.75%, 2016                             3,000,000            3,513,750
-------------------------------------------------------------------------------------------------
                                                                                       $7,261,250
-------------------------------------------------------------------------------------------------
Biotechnology - 0%
-------------------------------------------------------------------------------------------------
Genzyme Corp., 1.25%, 2023                                        $5,000,000           $5,237,500
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 0.1%
-------------------------------------------------------------------------------------------------
Citadel Broadcasting Corp., 1.875%, 2011##                        $2,300,000           $1,917,625
-------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 5.75%, 2008                         2,000,000            2,032,500
-------------------------------------------------------------------------------------------------
Interpublic Group Cos., Inc., 4.5%, 2023                           2,970,000            3,530,588
-------------------------------------------------------------------------------------------------
LIN TV Corp., 2.5%, 2033##                                         2,000,000            1,862,500
-------------------------------------------------------------------------------------------------
                                                                                       $9,343,213
-------------------------------------------------------------------------------------------------
Business Services - 0%
-------------------------------------------------------------------------------------------------
Grey Global Group, Inc., 5%, 2033##                               $2,000,000           $2,322,500
-------------------------------------------------------------------------------------------------
Computer Software - 0.1%
-------------------------------------------------------------------------------------------------
Computer Associates International, Inc., 5%, 2007##               $2,000,000           $2,320,000
-------------------------------------------------------------------------------------------------
Computer Associates International, Inc., 5%, 2007                  1,000,000            1,160,000
-------------------------------------------------------------------------------------------------
VERITAS Software Corp., 0.25%, 2013##                              2,000,000            1,885,000
-------------------------------------------------------------------------------------------------
                                                                                       $5,365,000
-------------------------------------------------------------------------------------------------
Conglomerates - 0.1%
-------------------------------------------------------------------------------------------------
Tyco International Group S.A., 3.125%, 2023                       $4,000,000           $5,990,000
-------------------------------------------------------------------------------------------------
Containers - 0%
-------------------------------------------------------------------------------------------------
Sealed Air Corp., 3%, 2033##                                      $3,500,000           $3,495,625
-------------------------------------------------------------------------------------------------
Electronics - 0.2%
-------------------------------------------------------------------------------------------------
Agere Systems, Inc., 6.5%, 2009                                   $2,000,000           $2,002,500
-------------------------------------------------------------------------------------------------
Agilent Technologies, Inc., 3%, 2021                               8,200,000            8,220,500
-------------------------------------------------------------------------------------------------
ASM International N.V., 5%, 2005##                                 2,000,000            2,067,500
-------------------------------------------------------------------------------------------------
Atmel Corp., 0%, 2021                                              7,000,000            3,150,000
-------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp., 5%, 2008                            1,500,000            1,486,875
-------------------------------------------------------------------------------------------------
LSI Logic Corp., 4%, 2006                                          1,496,000            1,469,820
-------------------------------------------------------------------------------------------------
LSI Logic Corp., 4%, 2010                                          3,000,000            2,681,250
-------------------------------------------------------------------------------------------------
                                                                                      $21,078,445
-------------------------------------------------------------------------------------------------
Energy - Independent - 0%
-------------------------------------------------------------------------------------------------
Kerr-McGee Corp., 5.25%, 2010                                     $2,000,000           $2,137,500
-------------------------------------------------------------------------------------------------
Massey Energy Co., 4.75%, 2023                                     1,400,000            2,448,250
-------------------------------------------------------------------------------------------------
                                                                                       $4,585,750
-------------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 0%
-------------------------------------------------------------------------------------------------
Bunge Ltd. Finance Corp., 3.75%, 2022##                           $1,820,000           $2,452,450
-------------------------------------------------------------------------------------------------
Gaming & Lodging - 0.2%
-------------------------------------------------------------------------------------------------
Carnival Corp., 2%, 2021                                          $1,500,000           $1,961,250
-------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 3.375%, 2023##                                8,500,000            9,339,375
-------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 3.375%, 2023                                  8,000,000            8,790,000
-------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 0%, 2021                             5,000,000            3,506,250
-------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., 3.5%, 2023              2,830,000            3,074,088
-------------------------------------------------------------------------------------------------
                                                                                      $26,670,963
-------------------------------------------------------------------------------------------------
Health Maintenance Organizations - 0%
-------------------------------------------------------------------------------------------------
PacifiCare Health Systems, Inc., 3%, 2032                         $2,000,000           $3,722,500
-------------------------------------------------------------------------------------------------
Insurance - 0.1%
-------------------------------------------------------------------------------------------------
Ohio Casualty Corp., 5%, 2022                                     $3,000,000           $3,183,750
-------------------------------------------------------------------------------------------------
PMI Group, Inc., 2.5%, 2021^                                       2,000,000            2,220,000
-------------------------------------------------------------------------------------------------
                                                                                       $5,403,750
-------------------------------------------------------------------------------------------------
Machinery & Tools - 0%
-------------------------------------------------------------------------------------------------
Navistar International Corp., 2.5%, 2007                          $2,000,000           $2,547,500
-------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.1%
-------------------------------------------------------------------------------------------------
Community Health Systems, Inc., 4.25%, 2008                       $2,000,000           $2,062,500
-------------------------------------------------------------------------------------------------
Sunrise Senior Living, Inc., 5.25%, 2009                           1,900,000            2,182,625
-------------------------------------------------------------------------------------------------
WebMD Corp., 3.25%, 2007                                           2,000,000            1,907,500
-------------------------------------------------------------------------------------------------
                                                                                       $6,152,625
-------------------------------------------------------------------------------------------------
Medical Equipment - 0%
-------------------------------------------------------------------------------------------------
Invitrogen Corp., 1.5%, 2024##                                    $2,000,000           $1,762,500
-------------------------------------------------------------------------------------------------
Oil Services - 0.1%
-------------------------------------------------------------------------------------------------
Halliburton Co., 3.125%, 2023                                     $3,000,000           $3,416,250
-------------------------------------------------------------------------------------------------
Pride International, Inc., 3.25%, 2033                             3,000,000            3,266,250
-------------------------------------------------------------------------------------------------
Transocean, Inc., 1.5%, 2021                                       2,000,000            1,957,500
-------------------------------------------------------------------------------------------------
                                                                                       $8,640,000
-------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0%
-------------------------------------------------------------------------------------------------
Solectron Corp., 0.5%, 2034                                       $2,760,000           $2,304,600
-------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.1%
-------------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., 2.5%, 2032                          $3,000,000           $4,320,000
-------------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc., 1.75%, 2023                          4,000,000            3,970,000
-------------------------------------------------------------------------------------------------
                                                                                       $8,290,000
-------------------------------------------------------------------------------------------------
Real Estate - 0.1%
-------------------------------------------------------------------------------------------------
Host Marriott Corp., 3.25%, 2024##                                $5,800,000           $5,995,750
-------------------------------------------------------------------------------------------------
Specialty Stores - 0%
-------------------------------------------------------------------------------------------------
Charming Shoppes, Inc., 4.75%, 2012##                             $2,000,000           $2,095,000
-------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.1%
-------------------------------------------------------------------------------------------------
American Tower Corp., 3%, 2012##                                  $6,800,000           $6,987,000
-------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0%
-------------------------------------------------------------------------------------------------
McDATA Corp., 2.25%, 2010                                         $2,000,000           $1,832,500
-------------------------------------------------------------------------------------------------
Telephone Services - 0%
-------------------------------------------------------------------------------------------------
CenturyTel, Inc., 4.75%, 2032                                     $2,995,000           $3,305,731
-------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 2.875%, 2010                         2,000,000            1,280,000
-------------------------------------------------------------------------------------------------
                                                                                       $4,585,731
-------------------------------------------------------------------------------------------------
Utilities - Electric Power - 0.1%
-------------------------------------------------------------------------------------------------
Calpine Corp., 6%, 2014                                           $3,690,000           $3,210,300
-------------------------------------------------------------------------------------------------
Calpine Corp., 4.75%, 2023##                                       6,000,000            4,057,500
-------------------------------------------------------------------------------------------------
Reliant Resources, Inc., 5%, 2010##                                1,190,000            1,530,638
-------------------------------------------------------------------------------------------------
                                                                                       $8,798,438
-------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $161,160,106)                              $168,923,090
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.5%
-------------------------------------------------------------------------------------------------
General Electric Co., 1.88%, due 10/01/04                        $52,620,000          $52,620,000
-------------------------------------------------------------------------------------------------
Old Line Funding Corp., due 10/15/04+                              1,575,000            1,574,008
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $54,194,008
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 2.6%
-------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES              $ VALUE
-------------------------------------------------------------------------------------------------
Merrill Lynch, 1.895%, dated 9/30/04, due 10/01/04, total
to be received $18,555,752 (secured by various U.S.
Treasury and Federal Agency obligations in an individually
traded account), at Cost                                          18,554,775          $18,554,775
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                     260,087,652          260,087,652
-------------------------------------------------------------------------------------------------
Total Collateral for Securities Loaned, at cost and
net asset value                                                                      $278,642,427
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.5%
-------------------------------------------------------------------------------------------------
ISSUER                                                            PAR AMOUNT              $ VALUE
-------------------------------------------------------------------------------------------------
Goldman Sachs, 1.87%, dated 9/30/04, due 10/01/04, total
to be received $50,943,646 (secured by various U.S.
Treasury and Federal Agency obligations in a jointly
traded account), at Cost                                         $50,941,000          $50,941,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $10,035,700,342)                              $10,984,921,419
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (2.0)%                                              (217,613,204)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $10,767,308,215
-------------------------------------------------------------------------------------------------
 * Non-income producing security.
 ^ All or a portion of this security is on loan.
## SEC Rule 144A restriction.
 + 4(2) paper.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 9/30/04

ASSETS

Investments, at value, including $271,974,089 of
securities on loan (identified cost, $10,035,700,342)       $10,984,921,419
-----------------------------------------------------------------------------------------------------
Cash                                                              3,142,204
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                 107,148,527
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                  13,801,388
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                51,548,809
-----------------------------------------------------------------------------------------------------
Receivable from administrative proceeding settlement              1,487,539
-----------------------------------------------------------------------------------------------------
Other assets                                                        130,372
-----------------------------------------------------------------------------------------------------
Total assets                                                                          $11,162,180,258
-----------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                            $2,617,371
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                84,989,010
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                               24,539,337
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                      278,642,427
-----------------------------------------------------------------------------------------------------
Payable to affiliates

------------------------------------------------------------------------------
  Management fee                                                    289,124
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                     1,124,226
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                      176,634
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                    374
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                    72
-----------------------------------------------------------------------------------------------------
  Administrative service fee                                             27
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                            2,493,441
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $394,872,043
-----------------------------------------------------------------------------------------------------
Net assets                                                                            $10,767,308,215
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                              $9,711,621,502
-----------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign
currencies                                                      949,249,290
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions                   105,366,559
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                   1,070,864
-----------------------------------------------------------------------------------------------------
Net assets                                                                            $10,767,308,215
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 697,737,309
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                 $6,382,149,854
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                            413,725,079
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $15.43
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$15.43)                                                  $16.20
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                 $2,762,026,500
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                            179,096,003
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $15.42
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                 $1,381,235,747
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                             89,236,038
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $15.48
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                   $181,793,695
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                             11,786,149
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $15.42
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                    $45,458,276
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              2,945,310
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $15.43
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                     $3,894,029
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                251,799
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $15.46
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class 529A shares

  Net assets                                                     $5,599,845
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                363,627
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $15.40
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$15.40)                                                  $16.17
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                     $2,675,682
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                173,481
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $15.42
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                     $2,474,587
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                159,823
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $15.48
-----------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A and Class 529A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C,
Class 529B and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 9/30/04

NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------
  Interest                                                      $209,328,488
-----------------------------------------------------------------------------------------------------
  Dividends                                                      138,436,832
-----------------------------------------------------------------------------------------------------
  Other#                                                           1,487,539
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                          (1,341,823)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                  $347,911,036
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                 $36,926,243
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                             154,069
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                     16,676,794
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                          21,893,612
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                          27,780,603
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                          12,982,927
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                            166,080
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                              6,572
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                           15,019
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                           19,425
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                           18,376
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                    10,728
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                     4,856
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                     4,594
-----------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                3,286
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                 337,774
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                    1,795,572
-----------------------------------------------------------------------------------------------------
  Printing                                                           501,357
-----------------------------------------------------------------------------------------------------
  Postage                                                            650,265
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                       50,038
-----------------------------------------------------------------------------------------------------
  Legal fees                                                         163,014
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                      451,898
-----------------------------------------------------------------------------------------------------
Total expenses                                                                           $120,613,102
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                              (451,817)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                        (26,407)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                             $120,134,878
-----------------------------------------------------------------------------------------------------
Net investment income (loss)                                                             $227,776,158
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)

-----------------------------------------------------------------------------------------------------
  Investment transactions                                       $580,246,420
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                        2,961
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                    $580,249,381
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                   $343,048,997
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                             1,368
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                     $343,050,365
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
and
foreign currency                                                                         $923,299,746
-----------------------------------------------------------------------------------------------------
Change in net assets from operations                                                   $1,151,075,904
-----------------------------------------------------------------------------------------------------

#   A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal
    Proceedings and Transactions with Affiliates footnotes.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
FOR YEARS ENDED 9/30                                           2004                         2003

CHANGE IN NET ASSETS

OPERATIONS
Net investment income                                         $227,776,158                 $198,011,445
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                          580,249,381                 (137,678,793)
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                           343,050,365                1,059,194,078
---------------------------------------------------------  ---------------               --------------
Change in net assets from operations                        $1,151,075,904               $1,119,526,730
---------------------------------------------------------  ---------------               --------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
-------------------------------------------------------------------------------------------------------
  Class A                                                    $(152,938,433)               $(142,189,741)
-------------------------------------------------------------------------------------------------------
  Class B                                                      (49,981,974)                 (53,932,749)
-------------------------------------------------------------------------------------------------------
  Class C                                                      (23,358,085)                 (21,827,600)
-------------------------------------------------------------------------------------------------------
  Class I                                                       (8,345,885)                 (10,451,387)
-------------------------------------------------------------------------------------------------------
  Class R1                                                        (766,938)                    (107,286)
-------------------------------------------------------------------------------------------------------
  Class R2                                                         (27,576)                          --
-------------------------------------------------------------------------------------------------------
  Class 529A                                                       (94,661)                     (32,207)
-------------------------------------------------------------------------------------------------------
  Class 529B                                                       (30,343)                      (7,647)
-------------------------------------------------------------------------------------------------------
  Class 529C                                                       (28,661)                     (10,540)
---------------------------------------------------------  ---------------               --------------
Total distributions declared to shareholders                 $(235,572,556)               $(228,559,157)
---------------------------------------------------------  ---------------               --------------
Change in net assets from fund share transactions             $(59,349,256)              $1,002,815,528
---------------------------------------------------------  ---------------               --------------
Redemption fees                                                     $5,390                          $--
---------------------------------------------------------  ---------------               --------------
Total change in net assets                                    $856,159,482               $1,893,783,101
---------------------------------------------------------  ---------------               --------------

NET ASSETS

At beginning of period                                      $9,911,148,733               $8,017,365,632
-------------------------------------------------------------------------------------------------------
At end of period (including undistributed net
investment income of $1,070,864 and accumulated
distributions in excess of net investment income of
$13,247,422, respectively)                                 $10,767,308,215               $9,911,148,733
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL
                            HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                        YEARS ENDED 9/30
                                   ------------------------------------------------------------------------------------------
CLASS A                                    2004                 2003               2002              2001                2000

Net asset value, beginning of
period                                   $14.13               $12.78             $14.17            $15.19              $14.57
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                $0.36                $0.33              $0.40             $0.46               $0.48
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                     1.31                 1.40              (1.01)            (0.45)               1.55
--------------------------------------  -------               ------             ------            ------              ------
Total from investment
operations                                $1.67                $1.73             $(0.61)            $0.01               $2.03
--------------------------------------  -------               ------             ------            ------              ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income             $(0.37)              $(0.38)            $(0.43)           $(0.47)             $(0.47)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                      --                   --              (0.35)            (0.55)              (0.94)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                     --                   --                 --             (0.01)                 --
--------------------------------------  -------               ------             ------            ------              ------
Total distributions declared to
shareholders                             $(0.37)              $(0.38)            $(0.78)           $(1.03)             $(1.41)
--------------------------------------  -------               ------             ------            ------              ------
Redemption fees added to paid-
in capital#                               $0.00+++               $--                $--               $--                 $--
--------------------------------------  -------               ------             ------            ------              ------
Net asset value, end of period           $15.43               $14.13             $12.78            $14.17              $15.19
--------------------------------------  -------               ------             ------            ------              ------
Total return (%)                          11.89^^              13.70              (4.76)            (0.10)              15.06
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                        YEARS ENDED 9/30
                                   ------------------------------------------------------------------------------------------
CLASS A (CONTINUED)                        2004                 2003               2002              2001                2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                 0.89                 0.90               0.92              0.88                0.90
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                2.37                 2.45               2.84              3.09                3.36
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                           65                   71                 86                97                 112
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000,000 Omitted)                        $6,382               $5,703             $4,540            $4,121              $3,570
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                     $0.36                  $--                $--               $--                 $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                 0.89                   --                 --                --                  --
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                      2.37                   --                 --                --                  --
-----------------------------------------------------------------------------------------------------------------------------
   +++  Per share amount was less than $0.01.
     #  Per share data are based on average shares outstanding.
    ##  Ratios do not reflect reductions from fees paid indirectly.
(S)(S)  As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
        September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
   ^^   The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                        YEARS ENDED 9/30
                                   ------------------------------------------------------------------------------------------
CLASS B                                    2004                 2003               2002              2001                2000

Net asset value, beginning of
period                                   $14.12               $12.78             $14.17            $15.18              $14.57
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                $0.26                $0.24              $0.31             $0.37               $0.39
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                     1.31                 1.39              (1.01)            (0.45)               1.54
--------------------------------------  -------               ------             ------            ------              ------
Total from investment
operations                                $1.57                $1.63             $(0.70)           $(0.08)              $1.93
--------------------------------------  -------               ------             ------            ------              ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income             $(0.27)              $(0.29)            $(0.34)           $(0.37)             $(0.38)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                      --                   --              (0.35)            (0.55)              (0.94)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                     --                   --                 --             (0.01)                 --
--------------------------------------  -------               ------             ------            ------              ------
Total distributions declared to
shareholders                             $(0.27)              $(0.29)            $(0.69)           $(0.93)             $(1.32)
--------------------------------------  -------               ------             ------            ------              ------
Redemption fees added to paid-
in capital#                               $0.00+++               $--                $--               $--                 $--
--------------------------------------  -------               ------             ------            ------              ------
Net asset value, end of period           $15.42               $14.12             $12.78            $14.17              $15.18
--------------------------------------  -------               ------             ------            ------              ------
Total return (%)                          11.18^^              12.90              (5.38)            (0.67)              14.24
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                        YEARS ENDED 9/30
                                   ------------------------------------------------------------------------------------------
CLASS B (CONTINUED)                        2004                 2003               2002              2001                2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                 1.54                 1.54               1.57              1.53                1.54
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                1.73                 1.81               2.18              2.46                2.71
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                           65                   71                 86                97                 112
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000,000 Omitted)                        $2,762               $2,659             $2,321            $2,226              $2,014
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                     $0.26                  $--                $--               $--                 $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                 1.54                   --                 --                --                  --
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                      1.73                   --                 --                --                  --
-----------------------------------------------------------------------------------------------------------------------------
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
    ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 9/30
                                             --------------------------------------------------------------------------------
CLASS C                                            2004               2003             2002            2001              2000

Net asset value, beginning of period             $14.18             $12.82           $14.22          $15.23            $14.61
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                        $0.26              $0.24            $0.31           $0.37             $0.39
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency              1.31               1.41            (1.02)          (0.45)             1.55
----------------------------------------------  -------             ------           ------          ------            ------
Total from investment operations                  $1.57              $1.65           $(0.71)         $(0.08)            $1.94
----------------------------------------------  -------             ------           ------          ------            ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                     $(0.27)            $(0.29)          $(0.34)         $(0.37)           $(0.38)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions                  --                 --            (0.35)          (0.55)            (0.94)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                 --                 --               --           (0.01)               --
----------------------------------------------  -------             ------           ------          ------            ------
Total distributions declared to
shareholders                                     $(0.27)            $(0.29)          $(0.69)         $(0.93)           $(1.32)
----------------------------------------------  -------             ------           ------          ------            ------
Redemption fees added to paid-in capital#         $0.00+++             $--              $--             $--               $--
----------------------------------------------  -------             ------           ------          ------            ------
Net asset value, end of period                   $15.48             $14.18           $12.82          $14.22            $15.23
----------------------------------------------  -------             ------           ------          ------            ------
Total return (%)                                  11.14^^            13.03            (5.43)          (0.68)            14.27
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                             YEARS ENDED 9/30
                                             --------------------------------------------------------------------------------
CLASS C (CONTINUED)                                2004               2003             2002            2001              2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                         1.53               1.54             1.57            1.53              1.54
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                        1.71               1.79             2.19            2.45              2.70
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   65                 71               86              97               112
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000,000 Omitted)                                $1,381             $1,151             $887            $702              $497
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                             $0.26                $--              $--             $--               $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                         1.53                 --               --              --                --
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                              1.71                 --               --              --                --
-----------------------------------------------------------------------------------------------------------------------------
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
    ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 9/30
                                             --------------------------------------------------------------------------------
CLASS I                                            2004               2003             2002            2001              2000

Net asset value, beginning of period             $14.12             $12.77           $14.17          $15.19            $14.57
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                        $0.43              $0.37            $0.46           $0.53             $0.53
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency              1.29               1.40            (1.03)          (0.47)             1.55
----------------------------------------------  -------             ------           ------          ------            ------
Total from investment operations                  $1.72              $1.77           $(0.57)          $0.06             $2.08
----------------------------------------------  -------             ------           ------          ------            ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                     $(0.42)            $(0.42)          $(0.48)         $(0.51)           $(0.52)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions                  --                 --            (0.35)          (0.55)            (0.94)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                 --                 --               --           (0.02)               --
----------------------------------------------  -------             ------           ------          ------            ------
Total distributions declared to
shareholders                                     $(0.42)            $(0.42)          $(0.83)         $(1.08)           $(1.46)
----------------------------------------------  -------             ------           ------          ------            ------
Redemption fees added to paid-in capital#         $0.00+++             $--              $--             $--               $--
----------------------------------------------  -------             ------           ------          ------            ------
Net asset value, end of period                   $15.42             $14.12           $12.77          $14.17            $15.19
----------------------------------------------  -------             ------           ------          ------            ------
Total return (%)                                  12.28^^            14.10            (4.50)           0.25             15.46
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                             YEARS ENDED 9/30
                                             --------------------------------------------------------------------------------
CLASS I (CONTINUED)                                2004               2003             2002            2001              2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                         0.55               0.55             0.57            0.53              0.55
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                        2.78               2.79             3.20            3.43              3.71
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   65                 71               86              97               112
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000,000 Omitted)                                  $182               $378             $270            $207               $51
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                             $0.43                $--              $--             $--               $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                         0.55                 --               --              --                --
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                              2.78                 --               --              --                --
-----------------------------------------------------------------------------------------------------------------------------
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
    ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                        YEAR ENDED              PERIOD ENDED
CLASS R1                                                                  9/30/04                 9/30/03*

Net asset value, beginning of period                                      $14.13                  $13.27
--------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                 $0.33                   $0.19
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                          1.32                    0.93
----------------------------------------------------------------------  --------                  ------
Total from investment operations                                           $1.65                   $1.12
----------------------------------------------------------------------  --------                  ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                              $(0.35)                 $(0.26)
----------------------------------------------------------------------  --------                  ------
Redemption fees added to paid-in capital#                                  $0.00+++                  $--
----------------------------------------------------------------------  --------                  ------
Net asset value, end of period                                            $15.43                  $14.13
----------------------------------------------------------------------  --------                  ------
Total return (%)                                                           11.72^^                  8.57++
--------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                        YEAR ENDED               PERIOD ENDED
CLASS R1 (CONTINUED)                                                     9/30/04                   9/30/03*

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                  1.03                    1.07+
--------------------------------------------------------------------------------------------------------
Net investment income                                                       2.16                    1.81+
--------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            65                      71
--------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $45,458                 $16,090
--------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to
    Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                      $0.33                     $--
--------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                  1.03                      --
--------------------------------------------------------------------------------------------------------
Net investment income                                                       2.16                      --
--------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class R1 shares, December 31, 2002, through September 30, 2003.
  + Annualized
 ++ Not Annualized
+++ Per share amount is less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                PERIOD ENDED
CLASS R2                                                          9/30/04*

Net asset value, beginning of period                               $14.42
-------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                          $0.23
-------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                   1.09
-------------------------------------------------------------------------
Total from investment operations                                    $1.32
-------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                       $(0.28)
-------------------------------------------------------------------------
Redemption fees added to paid-in capital#                           $0.00+++
-------------------------------------------------------------------------
Net asset value, end of period                                     $15.46
-------------------------------------------------------------------------
Total return (%)                                                     9.23++^^
-------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                           1.26+
-------------------------------------------------------------------------
Net investment income                                                1.53+
-------------------------------------------------------------------------
Portfolio turnover                                                     65
-------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                          $3,894
-------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                               $0.23
-------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                           1.26+
-------------------------------------------------------------------------
Net investment income                                                1.53+
-------------------------------------------------------------------------
  * For the period from the inception of Class R2 shares, October 31, 2003, through September 30, 2004.
  + Annualized
 ++ Not Annualized
+++ Per share amount is less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                      YEARS ENDED 9/30
                                                               ------------------------------          PERIOD ENDED
CLASS 529A                                                           2004               2003             9/30/02*

Net asset value, beginning of period                                $14.10             $12.78             $13.30
----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                                           $0.31              $0.27              $0.04
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                    1.32               1.39              (0.49)
----------------------------------------------------------------  --------             ------             ------
Total from investment operations                                     $1.63              $1.66             $(0.45)
----------------------------------------------------------------  --------             ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                        $(0.33)            $(0.34)            $(0.07)
----------------------------------------------------------------  --------             ------             ------
Redemption fees added to paid-in capital#                            $0.00+++             $--                $--
----------------------------------------------------------------  --------             ------             ------
Net asset value, end of period                                      $15.40             $14.10             $12.78
----------------------------------------------------------------  --------             ------             ------
Total return (%)                                                     11.63^^            13.19              (3.43)++
----------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                      YEARS ENDED 9/30
                                                               ------------------------------        PERIOD ENDED
CLASS 529A (CONTINUED)                                                2004               2003          9/30/02*

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                            1.13               1.16               1.17+
----------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                           2.08               1.97               2.45+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      65                 71                 86
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $5,600             $2,601                $50
----------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                $0.31                $--                $--
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                            1.13                 --                 --
----------------------------------------------------------------------------------------------------------------
Net investment income                                                 2.08                 --                 --
----------------------------------------------------------------------------------------------------------------
     * For the period from the inception of Class 529A shares, July 31, 2002, through September 30, 2002.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002, was to decrease net investment income per share and decrease net realized and unrealized losses per share. The impact of this change calculates to less than $0.01 per share.
       In addition, the ratio of net investment income to average net assets decreased by 0.11%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
    ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                      YEARS ENDED 9/30
                                                               ------------------------------        PERIOD ENDED
CLASS 529B                                                            2004               2003          9/30/02*

Net asset value, beginning of period                                $14.12             $12.78             $13.30
----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                                           $0.22              $0.17              $0.03
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                    1.31               1.43              (0.50)
----------------------------------------------------------------  --------             ------             ------
Total from investment operations                                     $1.53              $1.60             $(0.47)
----------------------------------------------------------------  --------             ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                        $(0.23)            $(0.26)            $(0.05)
----------------------------------------------------------------  --------             ------             ------
Redemption fees added to paid-in capital#                            $0.00+++             $--                $--
----------------------------------------------------------------  --------             ------             ------
Net asset value, end of period                                      $15.42             $14.12             $12.78
----------------------------------------------------------------  --------             ------             ------
Total return (%)                                                     10.91^^            12.63              (3.53)++
----------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                      YEARS ENDED 9/30
                                                               ------------------------------        PERIOD ENDED
CLASS 529B (CONTINUED)                                                2004               2003          9/30/02*

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                            1.78               1.80               1.82+
----------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                           1.47               1.33               1.75+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      65                 71                 86
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $2,676             $1,064                $75
----------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                $0.22                $--                $--
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                            1.78                 --                 --
----------------------------------------------------------------------------------------------------------------
Net investment income                                                 1.47                 --                 --
----------------------------------------------------------------------------------------------------------------
     * For the period from the inception of Class 529B shares, July 31, 2002, through September 30, 2002.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002, was to decrease net investment income per share and decrease net realized and unrealized losses per share. The impact of this change calculates to less than
       $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.11%.
       Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
    ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                      YEARS ENDED 9/30
                                                               ------------------------------        PERIOD ENDED
CLASS 529C                                                            2004               2003          9/30/02*

Net asset value, beginning of period                                $14.18             $12.83             $13.35
----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                                           $0.22              $0.19              $0.03
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                    1.31               1.42              (0.50)
----------------------------------------------------------------  --------             ------             ------
Total from investment operations                                     $1.53              $1.61             $(0.47)
----------------------------------------------------------------  --------             ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                        $(0.23)            $(0.26)            $(0.05)
----------------------------------------------------------------  --------             ------             ------
Redemption fees added to paid-in capital#                            $0.00+++             $--                $--
----------------------------------------------------------------  --------             ------             ------
Net asset value, end of period                                      $15.48             $14.18             $12.83
----------------------------------------------------------------  --------             ------             ------
Total return (%)                                                     10.87^^            12.67              (3.52)++
----------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                      YEARS ENDED 9/30
                                                               ------------------------------        PERIOD ENDED
CLASS 529C (CONTINUED)                                                2004               2003          9/30/02*

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                            1.78               1.80               1.82+
----------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                           1.45               1.36               1.75+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      65                 71                 86
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $2,475             $1,066                $65
----------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                $0.22                $--                $--
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                            1.78                 --                 --
----------------------------------------------------------------------------------------------------------------
Net investment income                                                 1.45                 --                 --
----------------------------------------------------------------------------------------------------------------
     * For the period from the inception of Class 529C shares, July 31, 2002, through
       September 30, 2002.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002, was to decrease net investment income per share and decrease net realized and unrealized losses per share. The impact of this change calculates to less than
       $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.11%.
       Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
    ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Bonds and other fixed income securities (other than short-term obligations) in the fund's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets, and accrued expenses and other liabilities, is $74,341 of Deferred Trustees' Compensation.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The fund may change the redemption fee period in the future, including changes in connection with pending Securities and Exchange Commission rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended September 30, 2004, the fund's custodian fees were reduced by $45,560 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended September 30, 2004, the fund's miscellaneous expenses were reduced by $406,257 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for foreign currency transactions, real estate investment trusts, defaulted bonds, amortization and accretion on debt securities.

The tax character of distributions declared for the years ended September 30, 2004 and September 30, 2003 was as follows:

                                        9/30/04         9/30/03
Distributions declared from
ordinary income                    $235,572,556    $228,559,157
-----------------------------------------------------------------

During the year ended September 30, 2004, accumulated net investment loss decreased by $22,114,684, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $34,818,090, and paid-in capital increased by $12,703,406 due to differences between book and tax accounting for foreign currency transactions, amortization and accretion on debt securities, real estate investment trusts, and treating a portion of the proceeds from redemptions as a distribution from realized gains for tax purposes. This change had no effect on the net assets or net asset value per share.

As of September 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                 $21,271,065
          ----------------------------------------------------------
          Undistributed long-term capital gain         $233,631,495
          ----------------------------------------------------------
          Unrealized appreciation (depreciation)       $821,167,763
          ----------------------------------------------------------
          Other temporary differences                  $(20,383,610)
          ----------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $6.3 billion of average net assets             0.35%
          ----------------------------------------------------------
          Average net assets in excess of $6.3 billion         0.34%
          ----------------------------------------------------------

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for current Independent Trustees. Included in Trustees' compensation is a net increase of $12,601 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $19,827 for retired Independent Trustees for the year ended September 30, 2004.

This fund and certain other MFS funds (the "funds") have entered into a services agreement (the "Agreement") which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the funds for a proportional share of substantially all of the payments made by the funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, on July 28, 2004, MFS transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $1,487,539 did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended September 30, 2004, the fund paid MFS $337,774, equivalent to 0.0032% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,688,801 and $10,769 for the year ended September 30, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, and Class 529C shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Distribution Fee                           0.10%           0.75%           0.75%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee                           0.25%           0.75%           0.75%
--------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%
--------------------------------------------------------------------------------
Total Distribution Plan                    0.50%           1.00%           1.00%
--------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
September 30, 2004 amounted to:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Service Fee Retained by MFD             $441,482         $18,256         $18,039              $6             $21
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Service Fee Retained by MFD                 $243             $16             $63
--------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended September 30, 2004 were as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Effective Annual Percentage
Rates                                      0.35%           1.00%           1.00%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Effective Annual Percentage
Rates                                      0.35%           1.00%           1.00%
--------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such date as the Trustees of the Trust may determine.

Assets attributable to Class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% per annum.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and Class 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2004 were as follows:

                                         CLASS A         CLASS B         CLASS C      CLASS 529B      CLASS 529C

Contingent Deferred Sales
Charges Imposed                         $163,132      $4,419,042        $164,899            $772             $38
------------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties that administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD, or a third party which contracts with MFD, provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended September 30, 2004, the fund paid MFSC a fee of $10,750,181 for shareholder services which equated to 0.1007% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $1,787,176 for the year ended September 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                PURCHASES              SALES

U.S. government securities                 $1,867,438,278     $1,537,455,888
------------------------------------------------------------------------------
Investments (non-U.S. government
securities)                                $4,964,399,845     $5,224,960,674
------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                            $10,163,781,870
          ----------------------------------------------------------
          Gross unrealized appreciation                $975,583,515
          ----------------------------------------------------------
          Gross unrealized depreciation               $(154,443,966)
          ----------------------------------------------------------
          Net unrealized appreciation (depreciation)   $821,139,549
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                      Year ended 9/30/04                      Year ended 9/30/03
                                 SHARES              AMOUNT              SHARES               AMOUNT

CLASS A SHARES

Shares sold                      100,765,549       $1,519,177,941        186,997,610        $2,514,683,644
----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                      9,297,034          140,057,458          9,466,653           126,616,112
----------------------------------------------------------------------------------------------------------
Shares reacquired               (100,014,606)      (1,510,123,334)      (148,111,649)       (1,988,480,929)
----------------------------------------------------------------------------------------------------------
Net change                        10,047,977         $149,112,065         48,352,614          $652,818,827
----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                       31,539,372         $475,222,135         48,030,752          $644,973,593
----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                      3,084,352           46,421,121          3,734,010            49,854,918
----------------------------------------------------------------------------------------------------------
Shares reacquired                (43,779,046)        (659,515,941)       (45,154,271)         (604,557,426)
----------------------------------------------------------------------------------------------------------
Net change                        (9,155,322)       $(137,872,685)         6,610,491           $90,271,085
----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                       21,929,320         $331,561,072         24,417,745          $330,042,465
----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                      1,325,665           20,040,894          1,402,274            18,806,673
----------------------------------------------------------------------------------------------------------
Shares reacquired                (15,205,808)        (229,987,960)       (13,771,246)         (185,172,943)
----------------------------------------------------------------------------------------------------------
Net change                         8,049,177         $121,614,006         12,048,773          $163,676,195
----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                        4,258,871          $64,028,179          9,872,406          $132,568,218
----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                        578,436            8,675,203            786,000            10,516,143
----------------------------------------------------------------------------------------------------------
Shares reacquired                (19,815,104)        (301,995,479)        (4,993,826)          (66,903,670)
----------------------------------------------------------------------------------------------------------
Net change                       (14,977,797)       $(229,292,097)         5,664,580            $76,180,691
----------------------------------------------------------------------------------------------------------

                                      Year ended 9/30/04                     Period ended 9/30/03*
                                 SHARES              AMOUNT              SHARES               AMOUNT

CLASS R1 SHARES

Shares sold                        3,601,994          $53,920,716          2,118,727           $28,866,223
----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                         49,785              753,693              6,057                84,130
----------------------------------------------------------------------------------------------------------
Shares reacquired                 (1,845,295)         (27,611,451)          (985,958)          (13,407,843)
----------------------------------------------------------------------------------------------------------
Net change                         1,806,484          $27,062,958          1,138,826           $15,542,510
----------------------------------------------------------------------------------------------------------

                                        Period ended 9/30/04**
                                    SHARES                AMOUNT

CLASS R2 SHARES

Shares sold                          483,770           $7,420,931
-----------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                          1,611               24,659
-----------------------------------------------------------------
Shares reacquired                   (233,582)          (3,554,982)
-----------------------------------------------------------------
Net change                           251,799           $3,890,608
-----------------------------------------------------------------

                                      Year ended 9/30/04                      Year ended 9/30/03
                                 SHARES              AMOUNT              SHARES               AMOUNT

CLASS 529A SHARES

Shares sold                          196,760           $2,957,165            178,408            $2,405,118
----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                          6,257               98,040              2,153                29,192
----------------------------------------------------------------------------------------------------------
Shares reacquired                    (23,818)            (363,192)               (21)               (2,382)
----------------------------------------------------------------------------------------------------------
Net change                           179,199           $2,692,013            180,540            $2,431,928
----------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                          101,402           $1,529,872             70,425              $960,020
----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                          2,057               31,138                517                 6,999
----------------------------------------------------------------------------------------------------------
Shares reacquired                     (5,300)             (80,888)            (1,512)              (20,887)
----------------------------------------------------------------------------------------------------------
Net change                            98,159           $1,480,122             69,430              $946,132
----------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                           85,773           $1,297,506             69,570              $941,303
----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                          1,948               29,577                712                 9,694
----------------------------------------------------------------------------------------------------------
Shares reacquired                     (3,057)             (46,685)              (208)               (2,837)
----------------------------------------------------------------------------------------------------------
Net change                            84,664           $1,280,398             70,074              $948,160
----------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares December 31, 2002 through September 30, 2003.
** For the period from the inception of Class R2 shares October 31, 2003 through September 30, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended September 30, 2004 was $52,730, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended September 30, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by
MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584
(GAO) (March 25, 2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust V and Shareholders of
MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Total Return Fund (the "Fund") (a portfolio of MFS Series Trust V) as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 23, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------
The Trustees and officers of the Trust, as of November 10, 2004, are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004); Harvard
                                                                        Law School (education), John
                                                                        Olin Visiting Professor (since
                                                                        July 2002); Secretary of
                                                                        Economic Affairs, The
                                                                        Commonwealth of Massachusetts
                                                                        (January 2002 to December
                                                                        2002); Fidelity Investments,
                                                                        Vice Chairman (June 2000 to
                                                                        December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser),
                                                                        President (March 1997 to July
                                                                        2001); The Bank of New York
                                                                        (financial services),
                                                                        Director; Bell Canada
                                                                        Enterprises
                                                                        (telecommunications),
                                                                        Director; Telesat (satellite
                                                                        communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service provider),
                                                                        Vice Chairman/ Director (since
                                                                        April 2001); Encinitos Ventures
                                                                        (private investment company),
                                                                        Principal (1997 to April 2001);
                                                                        Lincoln Electric Holdings, Inc.
                                                                        (welding equipment manufacturer),
                                                                        Director; Southwest Gas Corporation
                                                                        (natural gas distribution company),
                                                                        Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President;
                                                                        Wellfleet Investments
                                                                        (investor in health care
                                                                        companies), Managing General
                                                                        Partner (since 1993);
                                                                        Cambridge Nutraceuticals
                                                                        (professional nutritional
                                                                        products),   Chief  Executive
                                                                        Officer (until May 2001)

Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel
                                                                        and Secretary (since April
                                                                        2004); Hale and Dorr LLP (law
                                                                        firm) (prior to April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002);
                                                                        The Bank of New York, Senior
                                                                        Vice President (September
                                                                        2000 to July 2002); Lexington
                                                                        Global Asset Managers, Inc.,
                                                                        Executive Vice President and
                                                                        Chief Financial Officer
                                                                        (prior to September 2000);
                                                                        Lexington Funds, Chief
                                                                        Financial Officer (prior to
                                                                        September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President
----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principle federal law governing investment companies like the fund.
    The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 99 funds within the MFS Family of
Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIANS
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

                                                        JP Morgan Chase Bank
                                                        One Chase Manhattan Plaza
DISTRIBUTOR                                             New York, NY 10081
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116-3741              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        Deloitte & Touche LLP
                                                        200 Berkeley Street, Boston, MA 02116
PORTFOLIO MANAGERS
David M. Calabro
Steven Gorham
Kenneth Enright
Constantinos Mokas
Michael Roberge
William Adams
Edward Baldini
William Douglas
Alan Langsner
Kate Mead
Brooks Taylor

QUARTERLY PORTFOLIO DISCLOSURE
Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission)
for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at
1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

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MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004, if applicable.

The Fund has designated $13,441,248 as a capital gain dividend for the year ended September 30, 2004.

For the year ended September 30, 2004, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 40.82%.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.
--------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                            MTR-ANN-11/04 437M

MFS(R) Mutual Funds

ANNUAL REPORT 9/30/04

MFS(R) RESEARCH FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.


----------------------------------------------------------------------------------------
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK OR CREDIT UNION GUARANTEE    NOT A DEPOSIT
                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUIF
----------------------------------------------------------------------------------------

MFS(R) RESEARCH FUND

The fund seeks long-term growth of capital and future income.

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

TABLE OF CONTENTS
----------------------------------------------------
MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                             11
----------------------------------------------------
PERFORMANCE SUMMARY                               12
----------------------------------------------------
EXPENSE TABLE                                     16
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          18
----------------------------------------------------
FINANCIAL STATEMENTS                              24
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     47
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            61
----------------------------------------------------
TRUSTEES AND OFFICERS                             62
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      66
----------------------------------------------------
FEDERAL TAX INFORMATION                           67
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

For most investors, the main factor in determining long-term success is asset allocation - how they spread their money among stocks, bonds, and cash. In fact, the total returns of investors may be more influenced by their asset allocation strategy than by their security selection within each asset class. The principle behind asset allocation is simple: by diversifying across a variety of types of securities, investors reduce the overall risk of their portfolio because gains in one area are likely to offset losses in another.

One of the dangers of not having an asset allocation plan is the temptation to simply chase performance, by moving money into whichever asset class appears to be outperforming at the moment. The problem with this approach is that by the time a particular area of the market comes into favor, investors may have already missed some of the best performance. We would suggest that one way to benefit from swings in the market is to acquire a diversified portfolio so that investors hold a range of asset classes before the market swings in their direction.

UNDERSTAND YOUR EMOTIONS

It usually takes a bear market for people to appreciate the benefits of diversification. At MFS, we believe proper asset allocation is important in all market environments. But we understand that there are emotional components of investment decisions that sometimes keep investors from achieving their long term goals. The three common behaviors that negatively impact investment decisions are overconfidence, looking backwards, and loss aversion.

  o Overconfidence. After experiencing gains in the market, particularly during a bull market, investors have a natural tendency to overestimate their own abilities. During the global bull market of the late 1990s, for example, a large number of investors traded their own stocks and made significant profits. However, most of these same investors later handed back those profits - and then some - because they focused more on short-term blips in the market and less on the fundamental factors that affect a company's long-term prospects.

  o Looking backwards. Although security prices are determined by expectations about the future, many investors make choices based on the recent past. Investors who have achieved momentary success in the market tend to take on too much risk, believing that better- than-average returns can be easily duplicated. On the other hand, those who have had negative experiences tend to become overly cautious and take on too little risk. Recent historical experience tends to dictate an investor's frame of reference and may lead to irrational decisions.

  o Loss aversion. Simply put, investors would rather avoid the immediate pain of losses than enjoy the future pleasure of gains. As a result, some investors tend to overreact to short-term downturns in the market by seeking to mitigate their losses, rather than remaining invested to benefit from the long-term growth potential of the stock and bond markets.

THINK LIKE A PROFESSIONAL INVESTOR

Asset allocation helps reduce the emotional factors that tend to affect the long-term returns of investors. Professional investors - those who manage assets for money management firms, pension funds, and endowments - have tended to outperform the average retirement investor because they focus on asset allocation. For example, the investment performance of the average 401(k) participant in the United States has lagged these professional investors by more than two percentage points a year, on average, over the past 10 years.(1)

We think asset allocation is one of the most important decisions for investors. A study of the performance of 91 large U.S. corporate pension plans with assets of more than $100 million over a 10-year period beginning in 1974 concluded that asset allocation policies accounted for 93.6% of their returns, while individual security selection and the timing of their investments accounted for only 6.4% for their overall performance.(2)

Professional investors target a realistic level of return based on the amount of risk they are willing to take, then set allocations to meet their goals. On average, U.S. professional investors allocate 35% to 40% of their assets to U.S. equity stocks; 20% to 30% to fixed income issues; 10% to non-U.S. stocks; and between 10% and 20% to other investment classes such as real estate.(3) And within those categories, they hold a broad range of styles and asset classes.

In contrast, U.S. 401(k) participants who held company stock in their retirement plans at the end of 2002 had roughly 42% of their retirement assets in company stock while the rest was allocated to either growth or value stock funds.(4) These participants virtually ignored the broad range of equity, fixed-income, and non-U.S. offerings provided by their retirement plans.

ALLOCATE, DIVERSIFY, REBALANCE

We recommend working with a professional adviser to find an optimal mix of investments based on your individual goals. In our view, a disciplined asset allocation strategy is composed of three simple steps: allocate, diversify and rebalance.

  o Allocate. Investors should work with their financial adviser to specify their long-term goals and tolerance for risk. Then investors should allocate their assets across the major asset classes - stocks, bonds, and cash - to help them pursue an investment return that is consistent with their risk tolerance level.

  o Diversify. By diversifying their assets, investors trade some performance in the top performing categories for a more predictable and stable portfolio. At the same time, investors should include different investment styles and market capitalizations of stocks as well as a range of fixed income investments. Because security subclasses tend to move in and out of favor during various market and economic environments, a broad portfolio increases the benefits of diversification.

  o Rebalance. We suggest that investors consult with their professional advisers periodically to rebalance their portfolios to maintain the percentages that they have dedicated to each asset class. Allocations can shift as markets rise and fall, making for a riskier or more conservative portfolio than an investor originally intended. For example, a portfolio of 50% U.S. stocks and 50% U.S. bonds at the start of 2000 would have shifted to 32% U.S. stocks and 68% U.S. bonds at the end of 2002 because of the weak stock market.(5)

In short, these three simple concepts - allocate, diversify and rebalance - help take emotion out of the investment process and help prevent investors from trying to outguess the market. An asset allocation strategy cannot turn a down market cycle into a good one, but it is an invaluable tool to manage risk and keep investors on track toward reaching their long-term investment goals.

A DISCIPLINED INVESTMENT PROCESS IS PARAMOUNT

Disciplined diversification has helped investors pursue long-term, above-average results through the years. Since 1924, when we invented the mutual fund, MFS(R) has strived to give investors the products and tools they need to maintain well-diversified portfolios in part by providing a variety of products in each asset class. We recommend developing a comprehensive financial plan with an investment advisor who is familiar with your risk tolerance, your individual goals, and your financial situation.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 15, 2004

Asset allocation and diversification can not guarantee a profit.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

(1) Source: Watson Wyatt
(2) "Determinants of Portfolio Performance," in Financial Analysts Journal, January/February 1995, by Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower
(3) Source: Greenwich Associates
(4) Source: Hewitt Associates
(5) Source: Lipper Inc.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

SUMMARY OF RESULTS

For the 12 months ended September 30, 2004, MFS Research Fund, not including sales charge, underperformed its benchmark, the Standard & Poor's 500 Composite Index.

MARKET ENVIRONMENT

The recovery in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. Business capital expenditures, which had been weak for several years, began to trend upward in the latter half of 2003, adding support to a recovery that had been fueled largely by consumer spending.

In the spring and summer of 2004, many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve. But stock prices made only modest gains as investors, in our view, became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq. The U.S. Federal Reserve Board raised interest rates in June, August and September, setting expectations for an ongoing series of modest rate hikes. A pullback in equity markets near the end of the period was triggered, we believe, by indications from a number of bellwether companies that earnings growth was starting to slow.

DETRACTORS FROM PERFORMANCE

Stock selection in the consumer cyclicals sector was a significant detractor from the fund's relative returns for the period. Within the sector, both Corinthian Colleges, Inc. and Career Education Corp. experienced stock price declines. Neither stock is a component of the fund's index. We had invested in them because we had a positive outlook on the postsecondary education market, and we liked both companies' curriculum offerings and their ability to expand their businesses online. But both companies encountered legal and regulatory problems during the period. They also experienced challenges with regard to executing their business strategies because of their high rates of growth. By period end, we had sold our position in Corinthian Colleges.

Two retailers in the sector also proved to be disappointing. We invested in Kohls because we liked its off-the-mall real estate strategy and its strong unit growth opportunity. The stock declined during the period, however, because of a missed fashion cycle that led to excess inventories. We invested in Hot Topic because we liked this teen specialty retailer's focus on a niche customer, its strong unit growth opportunity, and the potential for its second store concept, Torrid. Sales trend slowed, and the launch of Torrid did not progress as well as anticipated, and that set of circumstances caused the stock, which is not a component of the fund's index, to decline during the period. By period-end, we had sold our position in Hot Topic.

Stock selection in the financial services sector hurt relative returns as well. Although no individual stock in the sector ranked among the top 10 detractors for the period, returns in the sector were held back by our decisions not to own Countrywide Financial and FleetBoston Financial. Countrywide did well as low interest rates kept the pace of new home purchases and refinancings high. FleetBoston Financial experienced a steep stock price gain when it was acquired by Bank of America.

In the energy sector, our decision not to own ChevronTexaco and our underweighted position in Exxon Mobil hurt relative returns. We believed both stocks were overpriced relative to their peer group, but they both experienced considerable gains as oil prices surged during the period.

Although the technology sector was a top contributor to the fund's relative performance overall, several individual stocks held back the fund's relative returns. Data storage firm VERITAS Software declined as spending for the company's products hit a soft spot in the first half of 2004. Additionally, there was a delay in the management's filing of its financial reports. Another stock that lagged was Agere Systems, which manufactures data storage chips for cell phones and hard disc drives. The company experienced a buildup in product inventories during the period, and its stock experienced a steep decline.

Our decision not to own QUALCOMM also took away from relative performance. The company has a strong intellectual property positioning in the handset equipment market. We chose not to invest in it because we believed its valuation more than fully reflected its prospects for worldwide subscriber growth over the next few years. Still, the stock experienced a significant gain during the period, in part because of the success of the initial rollout of its WCDMA (Wideband Code Division Multiple Access) technology, which offers higher data speeds and better service for mobile and portable devices than current mobile networks do. It also benefited from the continued penetration of its earlier-generation CDMA technology into emerging markets.

Our position in Tenet Healthcare, one of the nation's biggest hospital chains, proved to be a detractor as well. A rise in the admission of uninsured patients, which increased the company's bad debt expenses, and the sale of several hospitals at lower-than-expected prices caused the company's stock to decline.

CONTRIBUTORS TO PERFORMANCE

On the positive side, strong stock selection in the capital goods sector contributed to the fund's relative returns for the period. Brazilian mining company, Companhia Vale Do Rio Doce (CVRD), was one of the top performers in the sector and in the fund as a whole. We bought the stock because we liked the outlook for iron ore sales. CVRD is one of the companies that dominates this market, and it operates at a low cost relative to its peers. It also has diversified into other mining businesses, including aluminum and copper. The company, which is not part of the fund's benchmark, experienced a sharp stock price gain during the period. We also benefited from our investment in another capital goods stock that is not in the benchmark - Lyondell Chemical. We invested in Lyondell because we liked the favorable supply/demand situation in its ethylene business. Prices for ethylene recovered during the period, and that recovery enabled Lyondell to pay down debt and improve its balance sheet. The diversified conglomerate Tyco International also did well for the fund during the period. The company benefited from greater-than-expected free cash flow management, which enabled it to reduce debt and improve its balance sheet. The firm's management team also began divesting the company's underperforming businesses. The market welcomed all of these measures, and Tyco's stock price soared. We sold our position in the stock before the end of the fund's reporting period.

Stock selection in the technology sector helped boost the fund's relative performance. We benefited from underweighting Intel, whose stock price was down during the period. We chose to underweight the stock because we thought Intel faced a number of problems, including an inventory buildup, moderating demand for personal computers, and increases in the industry's production capacity, among other issues.

Another technology stock we owned that is outside the index - Getty Images - did very well during the period. The firm has a stock house of digital photographs, images, and film that is used by ad agencies, corporate marketing departments, and media outlets. We liked the stock because we believed it had excellent competitive positioning in a growing market.

In the telecommunications sector, stock selection contributed to relative performance. One stock in the sector that did particularly well was Netscreen Technologies, a provider of computer security software. Its stock price rose when Juniper Networks acquired the company. We had sold the stock, which is not part of the index, by the end of the reporting period. Sprint PCS Group also experienced solid gains, as its stock rebounded during the period from previously depressed levels. Two key factors in its turnaround were its management team's efforts to improve the firm's balance sheet and investors' growing realization that Sprint's wireless business was doing well.

Another contributor to the fund's relative performance was our overweighted position in energy company, BP, which is not held in the index. We liked BP because we believed it was trading at a discount to other integrated oil companies, and we thought it was experiencing accelerating growth of its oil production capacity.

Finally, we benefited from our decision not to own Merck and to underweight retailer Wal-Mart. With regard to the pharmaceutical giant Merck, we had been concerned about the upcoming patent expirations on a number of its important drugs, which would then become susceptible to generic competition. Slowing growth of its existing drugs was also a red flag to us. Our decision to avoid the stock proved even more fortuitous when the company recalled its multibillion-dollar arthritis drug, Vioxx, because studies showed it increased the risk of heart attack and stroke.

Wal-Mart's stock was also down during the period. We essentially avoided the retailer because of our concerns about its lackluster sales and earnings growth prospects.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The fund is managed by a team of MFS equity research analysts under the general supervision of Mr. Antonelli.

The views expressed in this report are those of the Director of Global Equity Research only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

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PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

               -----------------------------------------------
                              PORTFOLIO STRUCTURE
               -----------------------------------------------

               Stocks                                    98.2%
               Cash & Other Net Assets                    1.8%

               -----------------------------------------------
                               SECTOR WEIGHTINGS
               -----------------------------------------------

               Financial Services                        20.5%
               -----------------------------------------------
               Health Care                               14.0%
               -----------------------------------------------
               Technology                                13.1%
               -----------------------------------------------
               Energy                                     8.0%
               -----------------------------------------------
               Consumer Staples                           7.3%
               -----------------------------------------------
               Industrial Goods & Services                7.2%
               -----------------------------------------------
               Retailing                                  5.6%
               -----------------------------------------------
               Utilities & Communications                 5.6%
               -----------------------------------------------
               Basic Materials                            5.3%
               -----------------------------------------------
               Leisure                                    4.4%
               -----------------------------------------------
               Miscellaneous                              4.2%
               -----------------------------------------------
               Auto & Housing                             3.0%
               -----------------------------------------------

               -----------------------------------------------
                                TOP TEN HOLDINGS
               -----------------------------------------------

               GENERAL ELECTRIC CO.                       3.4%
               -----------------------------------------------
               FRANKLIN RESOURCES, INC.                   3.2%
               -----------------------------------------------
               CITIGROUP, INC.                            2.8%
               -----------------------------------------------
               AMERICAN EXPRESS CO.                       2.7%
               -----------------------------------------------
               JOHNSON & JOHNSON                          2.3%
               -----------------------------------------------
               AMERICAN INTERNATIONAL GROUP, INC.         2.2%
               -----------------------------------------------
               BANK OF AMERICA CORP.                      2.2%
               -----------------------------------------------
               CISCO SYSTEMS, INC.                        2.0%
               -----------------------------------------------
               PEPSICO, INC.                              1.9%
               -----------------------------------------------
               GENZYME CORP.                              1.9%
               -----------------------------------------------

Percentages are based on net assets as of 9/30/04.

The portfolio is actively managed, and current holdings may be different.

------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 9/30/04
------------------------------------------------------------------------------

The following chart illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  MFS Research Fund     Standard & Poor's 500
                     - Class A             Composite Index

         9/94        $ 9,425                  $10,000
         9/96         14,848                   15,607
         9/98         18,942                   23,901
         9/00         31,133                   34,600
         9/02         15,173                   20,196
         9/04         20,549                   28,599

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

                         Class
   Share class      inception date      1-yr      3-yr      5-yr       10-yr
------------------------------------------------------------------------------
        A              10/13/71         13.54%     2.57%     -2.65%      8.11%
------------------------------------------------------------------------------
        B               9/07/93         12.78%     1.89%     -3.29%      7.38%
------------------------------------------------------------------------------
        C               1/03/94         12.82%     1.90%     -3.29%      7.39%
------------------------------------------------------------------------------
        I               1/02/97         13.92%     2.92%     -2.32%      8.40%
------------------------------------------------------------------------------
       R1              12/31/02         13.39%     2.46%     -2.72%      8.07%
------------------------------------------------------------------------------
       R2              10/31/03         13.10%     1.99%     -3.24%      7.41%
------------------------------------------------------------------------------
      529A              7/31/02         13.31%     2.39%     -2.75%      8.05%
------------------------------------------------------------------------------
      529B              7/31/02         12.53%     1.70%     -3.40%      7.32%
------------------------------------------------------------------------------
      529C              7/31/02         12.60%     1.75%     -3.38%      7.34%
------------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average multi-cap core fund+            12.80%     4.97%      1.54%      9.92%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite
Index#                                  13.86%     4.04%     -1.31%     11.08%
------------------------------------------------------------------------------

Share class

--------------------
Average annual
with sales charge
--------------------

------------------------------------------------------------------------------
        A                                7.01%     0.56%     -3.80%      7.47%
------------------------------------------------------------------------------
        B                                8.78%     0.92%     -3.60%      7.38%
------------------------------------------------------------------------------
        C                               11.82%     1.90%     -3.29%      7.39%
------------------------------------------------------------------------------
      529A                               6.79%     0.39%     -3.90%      7.41%
------------------------------------------------------------------------------
      529B                               8.53%     0.72%     -3.71%      7.32%
------------------------------------------------------------------------------
      529C                              11.60%     1.75%     -3.38%      7.34%
------------------------------------------------------------------------------
I, R1, and R2 Class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
        A                               13.54%     7.91%    -12.58%    118.02%
------------------------------------------------------------------------------
        B                               12.78%     5.78%    -15.40%    103.82%
------------------------------------------------------------------------------
        C                               12.82%     5.82%    -15.42%    104.06%
------------------------------------------------------------------------------
        I                               13.92%     9.01%    -11.06%    124.04%
------------------------------------------------------------------------------
       R1                               13.39%     7.56%    -12.86%    117.31%
------------------------------------------------------------------------------
       R2                               13.10%     6.08%    -15.16%    104.39%
------------------------------------------------------------------------------
      529A                              13.31%     7.35%    -13.03%    116.89%
------------------------------------------------------------------------------
      529B                              12.53%     5.19%    -15.87%    102.68%
------------------------------------------------------------------------------
      529C                              12.60%     5.33%    -15.81%    103.11%
------------------------------------------------------------------------------

+ Source: Lipper Inc., an independent firm that reports mutual fund performance.

# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

STANDARD & POOR'S 500 COMPOSITE INDEX - a commonly used measure of the broad U.S. stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, (assuming redemption within one year from the end of the calendar month of purchase) reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for I, R1 and 529A shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for R2 and 529B shares includes the performance of the fund's Class B shares for periods prior to their offering. Performance for 529C shares includes the performance of the fund's Class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

The performance shown reflects a non-recurring accrual made to the fund on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower. For example, the impact on the fund's performance (not including sales charge) for the one-year period through the date shown would have been lower by approximately 0.11%.

KEY RISK CONSIDERATIONS

The portfolio may invest in foreign and/or emerging markets securities, which involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Historically, stocks have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing. Please see the prospectus for further information regarding these and other risk considerations.

-------------------------------------------------------------------------------
EXPENSE TABLE
-------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM APRIL 1, 2004, THROUGH SEPTEMBER 30, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 through September 30, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
Share Class
--------------------------------------------------------------------------------
                                                                     Expenses
                      Annualized    Beginning         Ending       Paid During
                       Expense    Account Value   Account Value*     Period**
                        Ratio        4/01/04         9/30/04     4/01/04-9/30/04
--------------------------------------------------------------------------------
     Actual              1.00%        $1,000           $990            $4.99
 A   --------------------------------------------------------------------------
     Hypothetical        1.00%        $1,000          $1,020           $5.06
--------------------------------------------------------------------------------
     Actual              1.65%        $1,000           $986            $8.21
 B   ---------------------------------------------------------------------------
     Hypothetical        1.65%        $1,000          $1,017           $8.34
--------------------------------------------------------------------------------
     Actual              1.65%        $1,000           $986            $8.21
 C   ---------------------------------------------------------------------------
     Hypothetical        1.65%        $1,000          $1,017           $8.34
--------------------------------------------------------------------------------
     Actual              0.65%        $1,000           $991            $3.24
 I   ---------------------------------------------------------------------------
     Hypothetical        0.65%        $1,000          $1,022           $3.29
--------------------------------------------------------------------------------
     Actual              1.15%        $1,000           $989            $5.73
 R1  ---------------------------------------------------------------------------
     Hypothetical        1.15%        $1,000          $1,019           $5.82
--------------------------------------------------------------------------------
     Actual              1.40%        $1,000           $988            $6.98
 R2  ---------------------------------------------------------------------------
     Hypothetical        1.40%        $1,000          $1,018           $7.08
--------------------------------------------------------------------------------
     Actual              1.25%        $1,000           $988            $6.23
529A ---------------------------------------------------------------------------
     Hypothetical        1.25%        $1,000          $1,019           $6.33
--------------------------------------------------------------------------------
     Actual              1.89%        $1,000           $985            $9.41
529B ---------------------------------------------------------------------------
     Hypothetical        1.89%        $1,000          $1,016           $9.55
--------------------------------------------------------------------------------
     Actual              1.90%        $1,000           $985            $9.46
529C ---------------------------------------------------------------------------
     Hypothetical        1.90%        $1,000          $1,015           $9.60
--------------------------------------------------------------------------------


 * Ending account value reflects each class' ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).

** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

-------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 9/30/04
-------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Stocks - 98.2%
-------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES              $ VALUE
-------------------------------------------------------------------------------------------------
Aerospace - 1.4%
-------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                 714,700         $39,865,966
-------------------------------------------------------------------------------------------------

Alcoholic Beverages - 0.5%
-------------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                             296,200         $14,795,190
-------------------------------------------------------------------------------------------------

Apparel Manufacturers - 1.0%
-------------------------------------------------------------------------------------------------
Reebok International Ltd.^                                            808,800         $29,699,136
-------------------------------------------------------------------------------------------------

Automotive - 2.2%
-------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                 576,800         $34,284,992
-------------------------------------------------------------------------------------------------
Magna International, Inc., "A"                                        376,800          27,913,344
-------------------------------------------------------------------------------------------------
                                                                                      $62,198,336
-------------------------------------------------------------------------------------------------
Banks & Credit Companies - 10.8%
-------------------------------------------------------------------------------------------------
American Express Co.                                                1,526,300         $78,543,398
-------------------------------------------------------------------------------------------------
Bank of America Corp.                                               1,460,800          63,296,464
-------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                     1,861,386          82,124,351
-------------------------------------------------------------------------------------------------
Freddie Mac                                                           508,600          33,181,064
-------------------------------------------------------------------------------------------------
Investors Financial Services Corp.^                                   404,000          18,232,520
-------------------------------------------------------------------------------------------------
MBNA Corp.                                                          1,473,100          37,122,120
-------------------------------------------------------------------------------------------------
                                                                                     $312,499,917
-------------------------------------------------------------------------------------------------
Biotechnology - 4.5%
-------------------------------------------------------------------------------------------------
Amgen, Inc.*                                                          290,200         $16,448,536
-------------------------------------------------------------------------------------------------
Celgene Corp.*                                                        143,500           8,356,005
-------------------------------------------------------------------------------------------------
Genzyme Corp.*                                                        993,700          54,067,217
-------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                                586,000          21,904,680
-------------------------------------------------------------------------------------------------
Medimmune, Inc.*                                                      980,900          23,247,330
-------------------------------------------------------------------------------------------------
Neurocrine Biosciences, Inc.^*                                        148,100           6,984,396
-------------------------------------------------------------------------------------------------
                                                                                     $131,008,164
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 1.3%
-------------------------------------------------------------------------------------------------
Comcast Corp., "A"*                                                 1,013,700         $28,626,888
-------------------------------------------------------------------------------------------------
Cumulus Media, Inc.^*                                                 679,900           9,783,761
-------------------------------------------------------------------------------------------------
                                                                                      $38,410,649
-------------------------------------------------------------------------------------------------

Brokerage & Asset Managers - 6.1%
-------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                            1,676,200         $93,464,912
-------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                             521,800          48,652,632
-------------------------------------------------------------------------------------------------
Legg Mason, Inc.^                                                     626,250          33,360,338
-------------------------------------------------------------------------------------------------
                                                                                     $175,477,882
-------------------------------------------------------------------------------------------------
Business Services - 3.7%
-------------------------------------------------------------------------------------------------
Accenture Ltd., "A"*                                                  921,660         $24,930,903
-------------------------------------------------------------------------------------------------
Ceridian Corp.*                                                     1,110,700          20,447,987
-------------------------------------------------------------------------------------------------
Fiserv, Inc.*                                                         796,500          27,765,990
-------------------------------------------------------------------------------------------------
Getty Images, Inc.^*                                                  621,400          34,363,420
-------------------------------------------------------------------------------------------------
                                                                                     $107,508,300
-------------------------------------------------------------------------------------------------
Chemicals - 2.6%
-------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                         679,400         $29,078,320
-------------------------------------------------------------------------------------------------
Monsanto Co.                                                        1,244,200          45,313,764
-------------------------------------------------------------------------------------------------
                                                                                      $74,392,084
-------------------------------------------------------------------------------------------------
Computer Software - 4.6%
-------------------------------------------------------------------------------------------------
Amdocs Ltd.^*                                                       1,893,400         $41,332,922
-------------------------------------------------------------------------------------------------
Computer Associates International, Inc.                               538,100          14,152,030
-------------------------------------------------------------------------------------------------
Mercury Interactive Corp.*                                            400,300          13,962,464
-------------------------------------------------------------------------------------------------
Oracle Corp.*                                                       2,861,000          32,272,080
-------------------------------------------------------------------------------------------------
Red Hat, Inc.^*                                                       754,000           9,228,960
-------------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                             1,218,300          21,685,740
-------------------------------------------------------------------------------------------------
                                                                                     $132,634,196
-------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.9%
-------------------------------------------------------------------------------------------------
Dell, Inc.*                                                           742,800         $26,443,680
-------------------------------------------------------------------------------------------------

Construction - 0.9%
-------------------------------------------------------------------------------------------------
Masco Corp.^                                                          727,300         $25,113,669
-------------------------------------------------------------------------------------------------

Consumer Goods & Services - 3.5%
-------------------------------------------------------------------------------------------------
Career Education Corp.*                                               513,500         $14,598,805
-------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                 591,800          26,737,524
-------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                  426,300          27,534,717
-------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.^                                            1,271,600          25,482,864
-------------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                  121,900           6,597,228
-------------------------------------------------------------------------------------------------
                                                                                     $100,951,138
-------------------------------------------------------------------------------------------------

Electrical Equipment - 4.2%
-------------------------------------------------------------------------------------------------
Cooper Industries Ltd., "A"^                                          417,600         $24,638,400
-------------------------------------------------------------------------------------------------
General Electric Co.                                                2,910,500          97,734,590
-------------------------------------------------------------------------------------------------
                                                                                     $122,372,990
-------------------------------------------------------------------------------------------------
Electronics - 2.3%
-------------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                  398,700         $15,461,586
-------------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.^*                                    923,000          19,844,500
-------------------------------------------------------------------------------------------------
Marvell Technology Group Ltd.^*                                       597,400          15,610,062
-------------------------------------------------------------------------------------------------
Xilinx, Inc.                                                          527,800          14,250,600
-------------------------------------------------------------------------------------------------
                                                                                      $65,166,748
-------------------------------------------------------------------------------------------------
Energy - Integrated - 3.9%
-------------------------------------------------------------------------------------------------
BP PLC                                                              3,247,900         $31,040,093
-------------------------------------------------------------------------------------------------
ConocoPhillips                                                        132,000          10,936,200
-------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                     507,300          24,517,809
-------------------------------------------------------------------------------------------------
TOTAL S.A., ADR                                                       459,900          46,987,983
-------------------------------------------------------------------------------------------------
                                                                                     $113,482,085
-------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.8%
-------------------------------------------------------------------------------------------------
CVS Corp.                                                             350,400         $14,762,352
-------------------------------------------------------------------------------------------------
Kroger Co.*                                                           459,400           7,129,888
-------------------------------------------------------------------------------------------------
                                                                                      $21,892,240
-------------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 3.1%
-------------------------------------------------------------------------------------------------
Coolbrands International, Inc.*                                     1,535,400         $11,264,187
-------------------------------------------------------------------------------------------------
General Mills, Inc.                                                   550,900          24,735,410
-------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                       1,127,600          54,857,740
-------------------------------------------------------------------------------------------------
                                                                                      $90,857,337
-------------------------------------------------------------------------------------------------
Gaming & Lodging - 1.4%
-------------------------------------------------------------------------------------------------
Carnival Corp.^                                                       848,200         $40,111,378
-------------------------------------------------------------------------------------------------

General Merchandise - 3.3%
-------------------------------------------------------------------------------------------------
Kohl's Corp.*                                                       1,088,900         $52,474,091
-------------------------------------------------------------------------------------------------
Target Corp.                                                          960,200          43,449,050
-------------------------------------------------------------------------------------------------
                                                                                      $95,923,141
-------------------------------------------------------------------------------------------------

Insurance - 3.6%
-------------------------------------------------------------------------------------------------
American International Group, Inc.                                    947,700         $64,434,123
-------------------------------------------------------------------------------------------------
MetLife, Inc.                                                       1,034,200          39,971,830
-------------------------------------------------------------------------------------------------
                                                                                     $104,405,953
-------------------------------------------------------------------------------------------------
Internet - 2.2%
-------------------------------------------------------------------------------------------------
eBay, Inc.*                                                           167,400         $15,390,756
-------------------------------------------------------------------------------------------------
Yahoo!, Inc.*                                                      1,375,700          46,649,987
-------------------------------------------------------------------------------------------------
                                                                                      $62,040,743
-------------------------------------------------------------------------------------------------
Machinery & Tools - 1.6%
-------------------------------------------------------------------------------------------------
Caterpillar, Inc.                                                     188,800         $15,188,960
-------------------------------------------------------------------------------------------------
Eaton Corp.                                                           241,000          15,281,810
-------------------------------------------------------------------------------------------------
Sandvik AB                                                            427,800          14,766,504
-------------------------------------------------------------------------------------------------
                                                                                      $45,237,274
-------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 3.0%
-------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.^*                                        628,900         $17,137,525
-------------------------------------------------------------------------------------------------
HCA, Inc.^                                                            737,500          28,135,625
-------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.^*                                            3,834,200          41,371,018
-------------------------------------------------------------------------------------------------
                                                                                      $86,644,168
-------------------------------------------------------------------------------------------------
Medical Equipment - 0.4%
-------------------------------------------------------------------------------------------------
Cyberonics, Inc.^*                                                    583,800         $11,944,548
-------------------------------------------------------------------------------------------------

Metals & Mining - 1.5%
-------------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR                                     1,962,300         $44,092,881
-------------------------------------------------------------------------------------------------

Natural Gas - Distribution - 0.5%
-------------------------------------------------------------------------------------------------
NiSource, Inc.^                                                       716,600         $15,055,766
-------------------------------------------------------------------------------------------------

Oil Services - 4.1%
-------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                 1,093,968         $33,530,119
-------------------------------------------------------------------------------------------------
Halliburton Co.                                                       900,100          30,324,369
-------------------------------------------------------------------------------------------------
Noble Corp.*                                                          810,700          36,440,965
-------------------------------------------------------------------------------------------------
Pride International, Inc.*                                            930,300          18,410,637
-------------------------------------------------------------------------------------------------
                                                                                     $118,706,090
-------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0.7%
-------------------------------------------------------------------------------------------------
Network Appliance, Inc.*                                              906,500         $20,849,500
-------------------------------------------------------------------------------------------------

Pharmaceuticals - 6.1%
-------------------------------------------------------------------------------------------------
Abbott Laboratories                                                   708,500         $30,012,060
-------------------------------------------------------------------------------------------------
Elan Corp. PLC, ADR^*                                                 308,100           7,209,540
-------------------------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc.*                                  850,800          15,620,688
-------------------------------------------------------------------------------------------------
Johnson & Johnson                                                   1,201,200          67,663,596
-------------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., "A"                                     381,700          14,901,568
-------------------------------------------------------------------------------------------------
Wyeth                                                               1,089,800          40,758,520
-------------------------------------------------------------------------------------------------
                                                                                     $176,165,972
-------------------------------------------------------------------------------------------------
Printing & Publishing - 1.3%
-------------------------------------------------------------------------------------------------
Lamar Advertising Co., "A"^*                                          910,500         $37,885,905
-------------------------------------------------------------------------------------------------

Restaurants - 0.3%
-------------------------------------------------------------------------------------------------
Cheesecake Factory, Inc.*                                             217,900          $9,456,860
-------------------------------------------------------------------------------------------------

Specialty Chemicals - 1.2%
-------------------------------------------------------------------------------------------------
Lyondell Chemical Co.^                                              1,587,640         $35,658,394
-------------------------------------------------------------------------------------------------

Specialty Stores - 0.5%
-------------------------------------------------------------------------------------------------
Gap, Inc.                                                             768,700         $14,374,690
-------------------------------------------------------------------------------------------------

Telecommunications - Wireless - 0.9%
-------------------------------------------------------------------------------------------------
Vodafone Group PLC, ADR^                                            1,116,828         $26,926,723
-------------------------------------------------------------------------------------------------

Telecommunications - Wireline - 2.5%
-------------------------------------------------------------------------------------------------
ADTRAN, Inc.^                                                         206,800          $4,690,224
-------------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                3,131,700          56,683,770
-------------------------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson, ADR^*                                307,600           9,609,424
-------------------------------------------------------------------------------------------------
                                                                                      $70,983,418
-------------------------------------------------------------------------------------------------
Telephone Services - 2.3%
-------------------------------------------------------------------------------------------------
Sprint Corp.                                                        2,559,849         $51,529,760
-------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                          381,900          15,039,222
-------------------------------------------------------------------------------------------------
                                                                                      $66,568,982
-------------------------------------------------------------------------------------------------
Tobacco - 0.7%
-------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                    425,400         $20,010,816
-------------------------------------------------------------------------------------------------

Utilities - Electric Power - 1.1%
-------------------------------------------------------------------------------------------------
Exelon Corp.                                                          449,000         $16,473,810
-------------------------------------------------------------------------------------------------
PPL Corp.                                                             332,500          15,687,350
-------------------------------------------------------------------------------------------------
                                                                                      $32,161,160
-------------------------------------------------------------------------------------------------
Utilities - Telephone - 0.7%
-------------------------------------------------------------------------------------------------
SpectraSite, Inc.^*                                                   424,300         $19,729,950
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,613,301,434)                                     $2,839,704,019
-------------------------------------------------------------------------------------------------

Short-Term Obligation - 0.3%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
General Electric Co., 1.88%, due 10/01/04, at Amortized Cost       $9,368,000          $9,368,000
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 4.3%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                   122,803,884        $122,803,884
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.1%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
Goldman Sachs & Co., 1.87%, dated 9/30/04, due 10/01/04,
total to be received $32,305,678 (secured by various U.S.
Treasury and Federal Agency obligations in a jointly traded
account), at Cost                                                 $32,304,000         $32,304,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,777,777,318)                                $3,004,179,903
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (3.9)%                                              (111,896,252)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $2,892,283,651
-------------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 9/30/04

ASSETS

Investments, at value, including $120,004,985 of
securities on loan (identified cost, $2,777,777,318)          $3,004,179,903
-----------------------------------------------------------------------------------------------------
Cash                                                                     364
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                   12,778,973
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    1,362,291
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  1,804,270
-----------------------------------------------------------------------------------------------------
Receivable from administrative proceeding settlement               2,856,986
-----------------------------------------------------------------------------------------------------
Other assets                                                         105,964
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $3,023,088,751
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for fund shares reacquired                                $6,421,573
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                       122,803,884
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                      31,181
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        639,067
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                        38,354
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                     348
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                      4
-----------------------------------------------------------------------------------------------------
  Administrative service fee                                               1
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               870,688
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $130,805,100
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $2,892,283,651
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                               $3,928,011,272
-----------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign
currencies                                                       226,402,808
-----------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                 (1,266,876,830)
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                    4,746,401
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $2,892,283,651
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 164,618,382
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                  $1,405,075,166
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              78,375,377
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $17.93
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$17.93)                                                  $19.02
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $836,113,020
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              49,585,000
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $16.86
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $226,376,406
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              13,417,950
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $16.87
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                    $421,941,785
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              23,083,319
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $18.28
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                      $2,158,328
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 121,061
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $17.83
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                        $155,425
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   8,748
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $17.77
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class 529A shares

  Net assets                                                        $218,599
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  12,279
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $17.80
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$17.80)                                                  $18.89
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                         $93,194
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   5,571
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $16.73
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                        $151,728
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   9,077
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $16.72
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 9/30/04

NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                       $39,621,660
-----------------------------------------------------------------------------------------------------
  Interest                                                          1,286,277
-----------------------------------------------------------------------------------------------------
  Other#                                                            2,856,986
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                             (397,975)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   $43,366,948
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                  $13,294,010
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                               83,067
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                       5,744,037
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                            5,237,816
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                           10,177,683
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                            2,550,093
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                               5,096
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                 648
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                               642
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                             1,084
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                             1,297
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                        459
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                        271
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                        325
-----------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                   324
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                  245,440
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                       610,585
-----------------------------------------------------------------------------------------------------
  Printing                                                            337,608
-----------------------------------------------------------------------------------------------------
  Postage                                                             240,912
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                        38,701
-----------------------------------------------------------------------------------------------------
  Legal fees                                                           55,228
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                       156,634
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $38,781,960
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                               (430,881)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                          (7,300)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $38,343,779
-----------------------------------------------------------------------------------------------------
Net investment income                                                                      $5,023,169
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions*                                       $342,302,657
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                       (43,375)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                    $342,259,282
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                     $43,326,004
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
    currencies                                                        (12,745)
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                      $43,313,259
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                         $385,572,541
-----------------------------------------------------------------------------------------------------
Change in net assets from operations                                                     $390,595,710
-----------------------------------------------------------------------------------------------------
#   A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal
    Proceedings and Transactions with Affiliates footnotes.
*   Includes proceeds received from a non-recurring cash settlement in the amount of $1,112,820 from a class-action lawsuit against Rite Aid Corporation and the remaining proceeds received from a non-recurring cash settlement in the amount of $1,628,536 from a class- action lawsuit against
    Cendant Corporation.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 9/30                                             2004                        2003

CHANGE IN NET ASSETS

OPERATIONS

Net investment income                                            $5,023,169                 $13,610,878
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                           342,259,282                (190,810,224)
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                             43,313,259                 696,879,982
------------------------------------------------------------  -------------               -------------
Change in net assets from operations                           $390,595,710                $519,680,636
------------------------------------------------------------  -------------               -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
-------------------------------------------------------------------------------------------------------
  Class A                                                      $(10,330,736)                        $--
-------------------------------------------------------------------------------------------------------
  Class B                                                          (766,394)                         --
-------------------------------------------------------------------------------------------------------
  Class C                                                          (135,267)                         --
-------------------------------------------------------------------------------------------------------
  Class I                                                        (2,409,626)                         --
-------------------------------------------------------------------------------------------------------
  Class R1                                                             (450)                         --
-------------------------------------------------------------------------------------------------------
  Class R2                                                              (53)                         --
-------------------------------------------------------------------------------------------------------
  Class 529A                                                         (1,401)                         --
-------------------------------------------------------------------------------------------------------
  Class 529B                                                           (438)                         --
-------------------------------------------------------------------------------------------------------
  Class 529C                                                           (528)                         --
------------------------------------------------------------  -------------               -------------
Total distributions declared to shareholders                   $(13,644,893)                        $--
------------------------------------------------------------  -------------               -------------
Change in net assets from fund share transactions             $(481,401,515)              $(505,095,325)
------------------------------------------------------------  -------------               -------------
Redemption fees                                                      $2,249                         $--
------------------------------------------------------------  -------------               -------------
Total change in net assets                                    $(104,448,449)                $14,585,311
------------------------------------------------------------  -------------               -------------

NET ASSETS

At beginning of period                                       $2,996,732,100              $2,982,146,789
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed
net investment income of $4,746,401 and $13,411,499,
respectively)                                                $2,892,283,651              $2,996,732,100
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years.
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                          YEARS ENDED 9/30
                                         ------------------------------------------------------------------------------------
CLASS A                                    2004                 2003             2002              2001            2000

Net asset value, beginning of
period                                   $15.90               $13.33             $16.73            $31.40              $25.58
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income
  (loss)(S)                               $0.07                $0.11              $0.03            $(0.00)+++          $(0.05)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                     2.08                 2.46              (3.43)           (11.15)               8.01
------------------------------------  ---------               ------             ------            ------              ------
Total from investment
operations                                $2.15                $2.57             $(3.40)          $(11.15)              $7.96
------------------------------------  ---------               ------             ------            ------              ------

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS

  From net investment income             $(0.12)                 $--                $--               $--                 $--
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                      --                   --                 --             (3.42)              (2.14)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency transactions              --                   --                 --             (0.10)                 --
------------------------------------  ---------               ------             ------            ------              ------
Total distributions declared to
shareholders                             $(0.12)                 $--                $--            $(3.52)             $(2.14)
------------------------------------  ---------               ------             ------            ------              ------
Redemption fees added to paid-
in capital#                               $0.00+++               $--                $--               $--                 $--
------------------------------------  ---------               ------             ------            ------              ------
Net asset value, end of period           $17.93               $15.90             $13.33            $16.73              $31.40
------------------------------------  ---------               ------             ------            ------              ------
Total return (%)(+)                       13.54^^^&            19.28^^           (20.32)           (38.83)              32.45
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                          YEARS ENDED 9/30
                                         ------------------------------------------------------------------------------------
CLASS A (CONTINUED)                        2004                 2003             2002              2001            2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                 1.02                 1.06               1.08              0.99                0.96
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               0.39                 0.74               0.20             (0.01)              (0.16)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                          117                  114                 99                91                  95
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                        $1,405,075           $1,475,897         $1,492,299        $2,213,955          $3,795,327
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                     $0.07*                 $--                $--               $--                 $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                 1.02*                  --                 --                --                  --
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                      0.39*                  --                 --                --                  --
-----------------------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ^^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions.
    The proceeds resulted in an increase in the net asset value of $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended September 30, 2003 would have been 0.53% lower.
^^^ The fund's net asset value and total return calculation include proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received.
    Excluding the effect of these payments from the ending net asset value per share, total return for the year ended September
    30, 2004 would have been 0.10% lower.
&   The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded.
    Excluding the effect of this accrual from the ending net asset value per share, the total return for the year ended
    September 30, 2004 would have been 0.11% lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                        YEARS ENDED 9/30
                                   ------------------------------------------------------------------------------------------
CLASS B                                    2004                 2003               2002              2001                2000

Net asset value, beginning of
period                                   $14.96               $12.62             $15.95            $30.09              $24.74
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income
  (loss)(S)                              $(0.04)               $0.01             $(0.08)           $(0.15)             $(0.23)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                     1.95                 2.33              (3.25)           (10.65)               7.72
------------------------------------  ---------               ------             ------            ------              ------
Total from investment
operations                                $1.91                $2.34             $(3.33)          $(10.80)              $7.49
------------------------------------  ---------               ------             ------            ------              ------

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS

  From net investment income             $(0.01)                 $--                $--               $--                 $--
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                      --                   --                 --             (3.25)              (2.14)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency transactions              --                   --                 --             (0.09)                 --
------------------------------------  ---------               ------             ------            ------              ------
Total distributions declared to
shareholders                             $(0.01)                 $--                $--            $(3.34)             $(2.14)
------------------------------------  ---------               ------             ------            ------              ------
Redemption fees added to paid-
in capital#                               $0.00+++               $--                $--               $--                 $--
------------------------------------  ---------               ------             ------            ------              ------
Net asset value, end of period           $16.86               $14.96             $12.62            $15.95              $30.09
------------------------------------  ---------               ------             ------            ------              ------
Total return (%)                          12.78^^^&            18.54^^           (20.88)           (39.23)              31.60
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                        YEARS ENDED 9/30
                                   ----------------------------------------------------------------------------------------
                                 --
CLASS B (CONTINUED)                        2004                 2003               2002              2001                2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                 1.67                 1.70               1.73              1.64                1.61
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              (0.26)                0.09              (0.45)            (0.66)              (0.81)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                          117                  114                 99                91                  95
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                          $836,113           $1,071,292         $1,172,864        $1,896,352          $3,455,142
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                      $(0.04)*                $--                $--               $--                 $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                 1.67*                  --                 --                --                  --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                       (0.26)*                 --                 --                --                  --
-----------------------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions.
    The proceeds resulted in an increase in the net asset value of $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended September 30, 2003 would have been 0.55% lower.
^^^ The fund's net asset value and total return calculation include proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received.
    Excluding the effect of these payments from the ending net asset value per share, total return for the year ended September
    30, 2004 would have been 0.14% lower.
  & The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded.
    Excluding the effect of this accrual from the ending net asset value per share, the total return for the year ended
    September 30, 2004 would have been 0.11% lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 9/30
                                             --------------------------------------------------------------------------------
CLASS C                                            2004               2003             2002            2001              2000

Net asset value, beginning of period             $14.96             $12.63           $15.95          $30.11            $24.75
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income (loss)(S)                $(0.04)             $0.01           $(0.08)         $(0.15)           $(0.23)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency              1.96               2.32            (3.24)         (10.66)             7.73
--------------------------------------------  ---------             ------           ------          ------            ------
Total from investment operations                  $1.92              $2.33           $(3.32)        $(10.81)            $7.50
--------------------------------------------  ---------             ------           ------          ------            ------

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS

  From net investment income                     $(0.01)               $--              $--             $--               $--
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions                  --                 --               --           (3.26)            (2.14)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                       --                 --               --           (0.09)               --
--------------------------------------------  ---------             ------           ------          ------            ------
Total distributions declared to
shareholders                                     $(0.01)               $--              $--          $(3.35)           $(2.14)
--------------------------------------------  ---------             ------           ------          ------            ------
Redemption fees added to paid-in capital#         $0.00+++             $--              $--             $--               $--
--------------------------------------------  ---------             ------           ------          ------            ------
Net asset value, end of period                   $16.87             $14.96           $12.63          $15.95            $30.11
--------------------------------------------  ---------             ------           ------          ------            ------
Total return (%)                                  12.82^^^&          18.45^^         (20.82)         (39.25)            31.58
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                             YEARS ENDED 9/30
                                             --------------------------------------------------------------------------------
CLASS C (CONTINUED)                                2004               2003             2002            2001              2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                         1.67               1.70             1.73            1.64              1.61
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                      (0.26)              0.09            (0.45)          (0.66)            (0.81)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  117                114               99              91                95
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                  $226,376           $262,391         $297,647        $513,120          $910,205
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                              $(0.04)*              $--              $--             $--               $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                         1.67*                --               --              --                --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                               (0.26)*               --               --              --                --
-----------------------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions.
    The proceeds resulted in an increase in the net asset value of $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended September 30, 2003 would have been 0.56% lower.
^^^ The fund's net asset value and total return calculation include proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received.
    Excluding the effect of these payments from the ending net asset value per share, total return for the year ended September
    30, 2004 would have been 0.12% lower.
  & The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded.
    Excluding the effect of this accrual from the ending net asset value per share, the total return for the year ended
    September 30, 2004 would have been 0.11% lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                             YEARS ENDED 9/30
                                             --------------------------------------------------------------------------------
CLASS I                                            2004               2003             2002            2001              2000

Net asset value, beginning of period             $16.21             $13.54           $16.94          $31.76            $25.77
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income(S)                        $0.14              $0.17            $0.10           $0.08             $0.06
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency              2.11               2.50            (3.50)         (11.28)             8.07
--------------------------------------------  ---------             ------           ------          ------            ------
Total from investment operations                  $2.25              $2.67           $(3.40)        $(11.20)            $8.13
--------------------------------------------  ---------             ------           ------          ------            ------

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS

  From net investment income                     $(0.18)               $--              $--             $--               $--
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions                  --                 --               --           (3.52)            (2.14)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                       --                 --               --           (0.10)               --
--------------------------------------------  ---------             ------           ------          ------            ------
Total distributions declared to
shareholders                                     $(0.18)               $--              $--          $(3.62)           $(2.14)
--------------------------------------------  ---------             ------           ------          ------            ------
Redemption fees added to paid-in capital#         $0.00+++             $--              $--             $--               $--
--------------------------------------------  ---------             ------           ------          ------            ------
Net asset value, end of period                   $18.28             $16.21           $13.54          $16.94            $31.76
--------------------------------------------  ---------             ------           ------          ------            ------
Total return (%)                                  13.92^^^&          19.72^^         (20.07)         (38.61)            32.90
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                             YEARS ENDED 9/30
                                             --------------------------------------------------------------------------------
CLASS I (CONTINUED)                                2004               2003             2002            2001              2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                         0.67               0.72             0.73            0.64              0.61
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                              0.78               1.08             0.55            0.34              0.20
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  117                114               99              91                95
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                  $421,942           $186,804          $19,244         $11,744           $20,919
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                             $0.14*               $--              $--             $--               $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                         0.67*                --               --              --                --
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                              0.78*                --               --              --                --
-----------------------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions.
    The proceeds resulted in an increase in the net asset value of $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended September 30, 2003 would have been 0.52% lower.
^^^ The fund's net asset value and total return calculation include proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received.
    Excluding the effect of these payments from the ending net asset value per share, total return for the year ended September
    30, 2004 would have been 0.09% lower.
  & The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded.
    Excluding the effect of this accrual from the ending net asset value per share, the total return for the year ended
    September 30, 2004 would have been 0.11% lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                         YEAR ENDED            PERIOD ENDED
CLASS R1                                                                  9/30/04                9/30/03**

Net asset value, beginning of period                                      $15.87                  $14.14
--------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                 $0.05                   $0.07
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                          2.06                    1.66
---------------------------------------------------------------------  ---------                  ------
Total from investment operations                                           $2.11                   $1.73
---------------------------------------------------------------------  ---------                  ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                              $(0.15)                    $--
---------------------------------------------------------------------  ---------                  ------
Redemption fees added to paid-in capital#                                  $0.00+++                  $--
---------------------------------------------------------------------  ---------                  ------
Net asset value, end of period                                            $17.83                  $15.87
---------------------------------------------------------------------  ---------                  ------
Total return (%)                                                           13.39^^^&               12.23++^^
--------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                         YEAR ENDED             PERIOD ENDED
CLASS R1 (CONTINUED)                                                      9/30/04                  9/30/03**

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                  1.17                    1.21+
--------------------------------------------------------------------------------------------------------
Net investment income                                                       0.28                    0.56+
--------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           117                     114
--------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $2,158                     $40
--------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                      $0.05*                    $--
--------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                  1.17*                     --
--------------------------------------------------------------------------------------------------------
Net investment income                                                       0.28*                     --
--------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ** For the period from the inception of Class R1 shares, December 31, 2002, through September 30, 2003.
  + Annualized
 ++ Not Annualized
+++ Per share amount is less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions.
    The proceeds resulted in an increase in the net asset value of $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended September 30, 2003 would have been 0.49% lower.
^^^ The fund's net asset value and total return calculation include proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received.
    Excluding the effect of these payments from the ending net asset value per share, total return for the year ended September
    30, 2004 would have been 0.16% lower.
  & The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded.
    Excluding the effect of this accrual from the ending net asset value per share, the total return for the year ended
    September 30, 2004 would have been 0.11% lower.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                PERIOD ENDED
CLASS R2                                                          9/30/04**

Net asset value, beginning of period                               $16.63
-------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                           $(0.01)
-------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                   1.33
-----------------------------------------------------------------  ------
Total from investment operations                                    $1.32
-----------------------------------------------------------------  ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                       $(0.18)
-----------------------------------------------------------------  ------
Redemption fees added to paid-in capital#                           $0.00+++
-----------------------------------------------------------------  ------
Net asset value, end of period                                     $17.77
-----------------------------------------------------------------  ------
Total return (%)                                                     7.97++^^&
-------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                           1.42+
-------------------------------------------------------------------------
Net investment loss                                                 (0.06)+
-------------------------------------------------------------------------
Portfolio turnover                                                    117
-------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $155
-------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                                $(0.01)*
-------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                           1.42+*
-------------------------------------------------------------------------
Net investment loss                                                 (0.06)+*
-------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ** For the period from the inception of Class R2 shares, October 31, 2003, through September 30, 2004.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
^^^ The fund's net asset value and total return calculation include proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the ending net asset value per share, total return for the year ended September 30, 2004 would have been 0.09% lower.
  & The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, the total return for the year ended September 30, 2004 would have been 0.11% lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                      YEARS ENDED 9/30
                                                               ------------------------------        PERIOD ENDED
CLASS 529A                                                            2004               2003          9/30/02**

Net asset value, beginning of period                                $15.85             $13.32             $14.64
----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                           $0.03              $0.08              $0.01
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                    2.07               2.45              (1.33)
----------------------------------------------------------------  --------             ------             ------
Total from investment operations                                     $2.10              $2.53             $(1.32)
----------------------------------------------------------------  --------             ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                        $(0.15)               $--                $--
----------------------------------------------------------------  --------             ------             ------
Redemption fees added to paid-in capital#                            $0.00+++             $--                $--
----------------------------------------------------------------  --------             ------             ------
Net asset value, end of period                                      $17.80             $15.85             $13.32
----------------------------------------------------------------  --------             ------             ------
Total return (%)(+)                                                  13.31^^^&          18.99^^            (9.02)++
----------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                      YEARS ENDED 9/30
                                                               ------------------------------        PERIOD ENDED
CLASS 529A (CONTINUED)                                                2004               2003          9/30/02**

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                            1.27               1.31               1.33+
----------------------------------------------------------------------------------------------------------------
Net investment income                                                 0.15               0.53               0.68+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                     117                114                 99
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $219               $107                 $5
----------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                $0.03*               $--                $--
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                            1.27*                --                 --
----------------------------------------------------------------------------------------------------------------
Net investment income                                                 0.15*                --                 --
----------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ** For the period from the inception of Class 529A shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
(+) Total returns do not include applicable sales charge. If the charge had been included, the results would have been lower.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partil payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.07 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the ending net asset value per share, total return for the year ended September 30, 2003 would have been 0.52% lower.
 ^^ The fund's net asset value and total return calculation include proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of this accrual from the ending net asset value per share, the total return for the year ended September 30, 2004 would have been
    0.13% lower.
  & The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, the total return for the year ended September 30, 2004 would have been 0.11% lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                      YEARS ENDED 9/30
                                                               ------------------------------        PERIOD ENDED
CLASS 529B                                                            2004               2003          9/30/02**

Net asset value, beginning of period                                $14.91             $12.61             $13.88
----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                                   $(0.08)            $(0.02)             $0.00+++
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                    1.95               2.32              (1.27)
----------------------------------------------------------------  --------             ------             ------
Total from investment operations                                     $1.87              $2.30             $(1.27)
----------------------------------------------------------------  --------             ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                        $(0.05)               $--                $--
----------------------------------------------------------------  --------             ------             ------
Redemption fees added to paid-in capital#                            $0.00+++             $--                $--
----------------------------------------------------------------  --------             ------             ------
Net asset value, end of period                                      $16.73             $14.91             $12.61
----------------------------------------------------------------  --------             ------             ------
Total return (%)                                                     12.53^^^&          18.24^^            (9.15)++
----------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                      YEARS ENDED 9/30
                                                               ------------------------------        PERIOD ENDED
CLASS 529B (CONTINUED)                                                2004               2003          9/30/02**

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                            1.92               1.95               1.98+
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         (0.50)             (0.16)              0.03+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                     117                114                 99
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                              $93               $111                $79
----------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                                 $(0.08)*              $--                $--
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                            1.92*                --                 --
----------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (0.50)*               --                 --
----------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ** For the period from the inception of Class 529B shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partil payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.07 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the ending net asset value per share, total return for the year ended September 30, 2003 would have been 0.56% lower.
^^^ The fund's net asset value and total return calculation include proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of this accrual from the ending net asset value per share, the total return for the year ended September 30, 2004 would have been
    0.10% lower.
  & The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, the total return for the year ended September 30, 2004 would have been 0.11% lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                      YEARS ENDED 9/30
                                                               ------------------------------        PERIOD ENDED
CLASS 529C                                                            2004               2003          9/30/02**

Net asset value, beginning of period                                $14.92             $12.62             $13.89
----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                                   $(0.08)            $(0.02)             $0.00+++
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                    1.96               2.32              (1.27)
----------------------------------------------------------------  --------             ------             ------
Total from investment operations                                     $1.88              $2.30             $(1.27)
----------------------------------------------------------------  --------             ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                        $(0.08)               $--                $--
----------------------------------------------------------------  --------             ------             ------
Redemption fees added to paid-in capital#                            $0.00+++             $--                $--
----------------------------------------------------------------  --------             ------             ------
Net asset value, end of period                                      $16.72             $14.92             $12.62
----------------------------------------------------------------  --------             ------             ------
Total return (%)                                                     12.60^^^&          18.23^^            (9.14)++
----------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                      YEARS ENDED 9/30
                                                               ------------------------------        PERIOD ENDED
CLASS 529C (CONTINUED)                                                2004               2003          9/30/02**

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                            1.92               1.96               1.98+
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         (0.48)             (0.11)              0.11+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                     117                114                 99
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $152                $90                 $8
----------------------------------------------------------------------------------------------------------------

(S) For the year ended September 30, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                                 $(0.08)*              $--                $--
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                            1.92*                --                 --
----------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (0.48)*               --                 --
----------------------------------------------------------------------------------------------------------------
  * The reimbursement impact per share amount and ratios were less than $0.01 and 0.01%, respectively.
 ** For the period from the inception of Class 529C shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partil payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.07 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the ending net asset value per share, total return for the year ended September 30, 2003 would have been 0.56% lower.
^^^ The fund's net asset value and total return calculation include proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of this accrual from the ending net asset value per share, the total return for the year ended September 30, 2004 would have been
    0.10% lower.
  & The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, the total return for the year ended September 30, 2004 would have been 0.11% lower.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets, and accrued expenses and other liabilities, is $74,341 of Deferred Trustees' Compensation.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The fund may change the redemption fee period in the future, including changes in connection with pending Securities and Exchange Commission rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The fund was a participant in a class-action lawsuit against Cendant Corporation. On March 26, 2003 the fund received a partial cash settlement in the amount of $15,712,180, recorded as a realized gain on investment transactions. The partial proceeds from the non-recurring litigation settlement resulted in an increase in net asset value of $0.07 per share based on the shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been lower by 0.53%, 0.55%, 0.56%, 0.52%, 0.49%, 0.52%, 0.56%, and 0.56% for Class A, B, C, I, R1, 529A,
529B, and 529C shares, respectively.

The fund was a participant in class-action lawsuits against Rite Aid Corporation and Cendant Corporation. On February 18, 2004 the fund received a cash settlement in the amount of $1,112,820 from Rite Aid Corporation, recorded as a realized gain on investment transactions. On March 19, 2004 the fund received the remaining cash settlement in the amount of $1,628,536 from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds from the non-recurring litigation settlements resulted in an increase in net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the fund's ending net asset value per share, total return for the year ended September 30, 2004 would have been lower by 0.10%, 0.14%, 0.12%, 0.09%, 0.16%,
0.09%, 0.13%, 0.10%, and 0.10% for Class A, B, C, I, R1, R2, 529A, 529B, and
529C shares, respectively.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended September 30, 2004, the fund's custodian fees were reduced by $81,305 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended September 30, 2004, the fund's miscellaneous expenses were reduced by $349,576 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for foreign currency transactions.

The tax character of distributions declared for the years ended September 30, 2004 and September 30, 2003 was as follows:

                                        9/30/04       9/30/03
Distributions declared from:
-------------------------------------------------------------
Ordinary income                     $13,644,893           $--
-------------------------------------------------------------

During the year ended September 30, 2004, accumulated undistributed net investment income decreased by $43,374, and accumulated net realized loss on investments and foreign currency transactions decreased by $43,374 due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

As of September 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                  $4,990,239
          ----------------------------------------------------------
          Capital loss carryforward                  (1,242,622,098)
          ----------------------------------------------------------
          Unrealized appreciation (depreciation)        202,148,076
          ----------------------------------------------------------
          Other temporary differences                      (243,838)
          ----------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on September 30, 2010 ($489,468,311) and September 30, 2011 ($753,153,787).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund's average daily net assets.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for current Independent Trustees. Included in Trustees' compensation is a net increase of $17,709 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $15,156 for retired Independent Trustees for the year ended September 30, 2004.

The fund and certain other MFS funds (the "funds") have entered into a services agreement (the "Agreement") which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the funds for a proportional share of substantially all of the payments made by the funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, on July 28, 2004, MFS transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $2,856,986 resulted in an increase in net asset value of $0.02 per share based on the shares outstanding on the day the proceeds were recorded.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended September 30, 2004, the fund paid MFS $245,440 equivalent to 0.0079% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $98,157 and $410 for the year ended September 30, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, and Class 529C shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Distribution Fee                           0.10%           0.75%           0.75%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Service Fee                               0.25%*           0.25%           0.25%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------

* Reduced to 0.15% for assets sold prior to March 1, 1991.

                                      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee                           0.25%           0.75%           0.75%
--------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%
--------------------------------------------------------------------------------
Total Distribution Plan                    0.50%           1.00%           1.00%
--------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
September 30, 2004 amounted to:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Service Fee Retained by MFD             $107,201          $9,386          $8,437             $12             $21
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Service Fee Retained by MFD                 $123             $16             $60
------------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such date as the Trustees of the Trust may determine.

Fees incurred under the distribution plan during the year ended September 30, 2004 were as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Effective Annual Percentage
Rates                                      0.35%           1.00%           1.00%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Effective Annual Percentage
Rates                                      0.35%           1.00%           1.00%
------------------------------------------------------------------------------------------------------------------

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and Class 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2004 were as follows:

                                         CLASS A         CLASS B         CLASS C      CLASS 529B      CLASS 529C

Contingent Deferred Sales
Charges Imposed                          $24,722      $1,135,149          $6,675             $--             $--
------------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties that administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD, or a third party which contracts with MFD, provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the Board of Trustees that oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended September 30, 2004, the fund paid MFSC a fee of $3,126,594 for shareholder services which equated to 0.1011% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $863,508 for the year ended September 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,510,329,608 and $4,011,942,728, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                             $2,802,032,050
          ----------------------------------------------------------
          Gross unrealized appreciation                $292,881,533
          ----------------------------------------------------------
          Gross unrealized depreciation                 (90,733,680)
          ----------------------------------------------------------
          Net unrealized appreciation (depreciation)   $202,147,853
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                       Year ended 9/30/04                     Year ended 9/30/03
                                   SHARES             AMOUNT             SHARES               AMOUNT

CLASS A SHARES

Shares sold                        16,619,792        $293,264,667        499,502,708        $7,226,793,730
-----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in reinvestment
of distributions                      526,448           8,876,078                --                    --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                 (31,620,624)       (556,793,982)      (518,612,584)       (7,510,187,144)
-----------------------------------------------------------------------------------------------------------
Net change                        (14,474,384)      $(254,653,237)       (19,109,876)        $(283,393,414)
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                         2,714,813         $44,953,282          4,154,201           $57,512,030
-----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in reinvestment
of distributions                       42,528             677,793                --                    --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                 (24,801,922)       (413,108,649)       (25,455,878)         (351,153,416)
-----------------------------------------------------------------------------------------------------------
Net change                        (22,044,581)      $(367,477,574)       (21,301,677)        $(293,641,386)
-----------------------------------------------------------------------------------------------------------

                                   SHARES             AMOUNT             SHARES               AMOUNT

CLASS C SHARES

Shares sold                           649,206         $10,814,174          2,211,114           $30,311,393
-----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in reinvestment
of distributions                        6,813             108,706                --                    --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                  (4,776,112)        (79,403,065)        (8,248,730)         (113,137,745)
-----------------------------------------------------------------------------------------------------------
Net change                         (4,120,093)       $(68,480,185)        (6,037,616)         $(82,826,352)
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                        11,569,050        $207,192,963         12,083,445          $182,572,702
-----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in reinvestment
of distributions                      140,585           2,409,626                --                    --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                    (153,120)         (2,763,335)        (1,977,717)          (28,030,740)
-----------------------------------------------------------------------------------------------------------
Net change                         11,556,515        $206,839,254         10,105,728          $154,541,962
-----------------------------------------------------------------------------------------------------------

                                       Year ended 9/30/04                    Period ended 9/30/03*
                                   SHARES             AMOUNT             SHARES               AMOUNT

CLASS R1 SHARES

Shares sold                           215,957          $3,851,582              2,917               $44,995
-----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in reinvestment
of distributions                           27                 450                --                    --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                     (97,449)         (1,738,869)              (391)               (6,279)
-----------------------------------------------------------------------------------------------------------
Net change                            118,535          $2,113,163              2,526               $38,716
-----------------------------------------------------------------------------------------------------------

                                     Period ended 9/30/04**
                                   SHARES             AMOUNT

CLASS R2 SHARES

Shares sold                            10,061            $172,287
--------------------------------------------------------------------
Shares issued to
shareholders in reinvestment
of distributions                            3                  53
--------------------------------------------------------------------
Shares reacquired                      (1,316)            (22,850)
--------------------------------------------------------------------
Net change                              8,748            $149,490
--------------------------------------------------------------------

                                       Year ended 9/30/04                     Year ended 9/30/03
                                   SHARES             AMOUNT             SHARES               AMOUNT

CLASS 529A SHARES

Shares sold                             8,546            $148,174              6,385               $97,154
-----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in reinvestment
of distributions                           83               1,401                --                    --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                      (3,079)            (56,935)               (15)                 (214)
-----------------------------------------------------------------------------------------------------------
Net change                              5,550             $92,640              6,370               $96,940
-----------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                             3,650             $58,414              4,325               $62,410
-----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in reinvestment
of distributions                           28                 438                --                    --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                      (5,574)            (94,234)            (3,153)              (46,875)
-----------------------------------------------------------------------------------------------------------
Net change                             (1,896)           $(35,382)             1,172               $15,535
-----------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                             3,222             $52,956              5,358               $72,884
-----------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in reinvestment
of distributions                           33                 528                --                    --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                        (192)             (3,168)               (15)                 (210)
-----------------------------------------------------------------------------------------------------------
Net change                              3,063             $50,316              5,343               $72,674
-----------------------------------------------------------------------------------------------------------
 * Commencement of operations for Class R1, December 31, 2002.
** Commencement of operations for Class R2, October 31, 2003.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended September 30, 2004 was $14,750, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended September 30, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust V and Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Research Fund (the "Fund") (a portfolio of MFS Series Trust V) as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 2004 by correspondence with the custodian; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 23, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------
The Trustees and officers of the Trust, as of November 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)
The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004);
                                                                        Harvard Law School
                                                                        (education), John Olin
                                                                        Visiting Professor (since
                                                                        July 2002); Secretary of
                                                                        Economic Affairs, The
                                                                        Commonwealth of Massachusetts
                                                                        (January 2002 to December
                                                                        2002); Fidelity Investments,
                                                                        Vice Chairman (June 2000 to
                                                                        December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser),
                                                                        President (March 1997 to July
                                                                        2001); The Bank of New York
                                                                        (financial services),
                                                                        Director; Bell Canada
                                                                        Enterprises (telecommunications),
                                                                        Director; Telesat (satellite
                                                                        communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service
                                                                        provider), Vice Chairman/
                                                                        Director (since April 2001);
                                                                        Encinitos Ventures (private
                                                                        investment company),
                                                                        Principal (1997 to April
                                                                        2001); Lincoln Electric
                                                                        Holdings, Inc. (welding
                                                                        equipment manufacturer),
                                                                        Director; Southwest Gas
                                                                        Corporation (natural gas
                                                                        distribution company),
                                                                        Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President;
                                                                        Wellfleet Investments
                                                                        (investor in health care
                                                                        companies), Managing General
                                                                        Partner (since 1993);
                                                                        Cambridge Nutraceuticals
                                                                        (professional nutritional
                                                                        products),   Chief  Executive
                                                                        Officer (until May 2001)

Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel
                                                                        and Secretary (since April
                                                                        2004); Hale and Dorr LLP (law
                                                                        firm) (prior to April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002);
                                                                        The Bank of New York, Senior
                                                                        Vice President (September
                                                                        2000 to July 2002); Lexington
                                                                        Global Asset Managers, Inc.,
                                                                        Executive Vice President and
                                                                        Chief Financial Officer
                                                                        (prior to September 2000);
                                                                        Lexington Funds, Chief
                                                                        Financial Officer (prior to
                                                                        September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President

----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principle federal law governing investment companies like the fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and
Trustees are not elected for fixed terms. The Trust will hold a shareholders" meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 99 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIANS
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

                                                        JP Morgan Chase Bank
DISTRIBUTOR                                             One Chase Manhattan Plaza
MFS Fund Distributors, Inc.                             New York, NY 10081
500 Boylston Street, Boston, MA 02116-3741

                                                        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIRECTOR OF GLOBAL EQUITY RESEARCH                      Deloitte & Touche LLP
David A. Antonelli                                      200 Berkeley Street, Boston, MA 02116

QUARTERLY PORTFOLIO DISCLOSURE
Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the
Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's
Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.

For the year ended September 30, 2004, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.
--------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                            MFR-ANN-11/04 246M

MFS(R) Mutual Funds

ANNUAL REPORT 9/30/04

MFS(R) INTERNATIONAL NEW DISCOVERY FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

----------------------------------------------------------------------------------------
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK OR CREDIT UNION GUARANTEE    NOT A DEPOSIT
                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUIF
----------------------------------------------------------------------------------------

MFS(R) INTERNATIONAL NEW DISCOVERY FUND

The fund seeks capital appreciation.

THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

TABLE OF CONTENTS
----------------------------------------------------
MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                             10
----------------------------------------------------
PERFORMANCE SUMMARY                               11
----------------------------------------------------
EXPENSE TABLE                                     15
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          17
----------------------------------------------------
FINANCIAL STATEMENTS                              26
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     45
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            60
----------------------------------------------------
TRUSTEES AND OFFICERS                             61
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      65
----------------------------------------------------
FEDERAL TAX INFORMATION                           66
----------------------------------------------------
ASSET ALLOCATION                                  67
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

For most investors, the main factor in determining long-term success is asset allocation - how they spread their money among stocks, bonds, and cash. In fact, the total returns of investors may be more influenced by their asset allocation strategy than by their security selection within each asset class. The principle behind asset allocation is simple: by diversifying across a variety of types of securities, investors reduce the overall risk of their portfolio because gains in one area are likely to offset losses in another.

One of the dangers of not having an asset allocation plan is the temptation to simply chase performance, by moving money into whichever asset class appears to be outperforming at the moment. The problem with this approach is that by the time a particular area of the market comes into favor, investors may have already missed some of the best performance. We would suggest that one way to benefit from swings in the market is to acquire a diversified portfolio so that investors hold a range of asset classes before the market swings in their direction.

UNDERSTAND YOUR EMOTIONS

It usually takes a bear market for people to appreciate the benefits of diversification. At MFS, we believe proper asset allocation is important in all market environments. But we understand that there are emotional components of investment decisions that sometimes keep investors from achieving their long term goals. The three common behaviors that negatively impact investment decisions are overconfidence, looking backwards, and loss aversion.

  o Overconfidence. After experiencing gains in the market, particularly during a bull market, investors have a natural tendency to overestimate their own abilities. During the global bull market of the late 1990s, for example, a large number of investors traded their own stocks and made significant profits. However, most of these same investors later handed back those profits - and then some - because they focused more on short-term blips in the market and less on the fundamental factors that affect a company's long-term prospects.

  o Looking backwards. Although security prices are determined by expectations about the future, many investors make choices based on the recent past. Investors who have achieved momentary success in the market tend to take on too much risk, believing that better- than-average returns can be easily duplicated. On the other hand, those who have had negative experiences tend to become overly cautious and take on too little risk. Recent historical experience tends to dictate an investor's frame of reference and may lead to irrational decisions.

  o Loss aversion. Simply put, investors would rather avoid the immediate pain of losses than enjoy the future pleasure of gains. As a result, some investors tend to overreact to short-term downturns in the market by seeking to mitigate their losses, rather than remaining invested to benefit from the long-term growth potential of the stock and bond markets.

THINK LIKE A PROFESSIONAL INVESTOR

Asset allocation helps reduce the emotional factors that tend to affect the long-term returns of investors. Professional investors - those who manage assets for money management firms, pension funds, and endowments - have tended to outperform the average retirement investor because they focus on asset allocation. For example, the investment performance of the average 401(k) participant in the United States has lagged these professional investors by more than two percentage points a year, on average, over the past 10 years.(1)

We think asset allocation is one of the most important decisions for investors. A study of the performance of 91 large U.S. corporate pension plans with assets of more than $100 million over a 10-year period beginning in 1974 concluded that asset allocation policies accounted for 93.6% of their returns, while individual security selection and the timing of their investments accounted for only 6.4% for their overall performance.(2)

Professional investors target a realistic level of return based on the amount of risk they are willing to take, then set allocations to meet their goals. On average, U.S. professional investors allocate 35% to 40% of their assets to U.S. equity stocks; 20% to 30% to fixed income issues; 10% to non-U.S. stocks; and between 10% and 20% to other investment classes such as real estate.(3) And within those categories, they hold a broad range of styles and asset classes.

In contrast, U.S. 401(k) participants who held company stock in their retirement plans at the end of 2002 had roughly 42% of their retirement assets in company stock while the rest was allocated to either growth or value stock funds.(4) These participants virtually ignored the broad range of equity, fixed-income, and non-U.S. offerings provided by their retirement plans.

ALLOCATE, DIVERSIFY, REBALANCE

We recommend working with a professional adviser to find an optimal mix of investments based on your individual goals. In our view, a disciplined asset allocation strategy is composed of three simple steps: allocate, diversify and rebalance.

  o Allocate. Investors should work with their financial adviser to specify their long-term goals and tolerance for risk. Then investors should allocate their assets across the major asset classes - stocks, bonds, and cash - to help them pursue an investment return that is consistent with their risk tolerance level.

  o Diversify. By diversifying their assets, investors trade some performance in the top performing categories for a more predictable and stable portfolio. At the same time, investors should include different investment styles and market capitalizations of stocks as well as a range of fixed income investments. Because security subclasses tend to move in and out of favor during various market and economic environments, a broad portfolio increases the benefits of diversification.

  o Rebalance. We suggest that investors consult with their professional advisers periodically to rebalance their portfolios to maintain the percentages that they have dedicated to each asset class. Allocations can shift as markets rise and fall, making for a riskier or more conservative portfolio than an investor originally intended. For example, a portfolio of 50% U.S. stocks and 50% U.S. bonds at the start of 2000 would have shifted to 32% U.S. stocks and 68% U.S. bonds at the end of 2002 because of the weak stock market.(5)

In short, these three simple concepts - allocate, diversify and rebalance - help take emotion out of the investment process and help prevent investors from trying to outguess the market. An asset allocation strategy cannot turn a down market cycle into a good one, but it is an invaluable tool to manage risk and keep investors on track toward reaching their long-term investment goals.

A DISCIPLINED INVESTMENT PROCESS IS PARAMOUNT

Disciplined diversification has helped investors pursue long-term, above-average results through the years. Since 1924, when we invented the mutual fund, MFS(R) has strived to give investors the products and tools they need to maintain well-diversified portfolios in part by providing a variety of products in each asset class. We recommend developing a comprehensive financial plan with an investment advisor who is familiar with your risk tolerance, your individual goals, and your financial situation.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 15, 2004

Asset allocation and diversification can not guarantee a profit.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

(1) Source: Watson Wyatt
(2) "Determinants of Portfolio Performance," in Financial Analysts Journal, January/February 1995, by Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower
(3) Source: Greenwich Associates
(4) Source: Hewitt Associates
(5) Source: Lipper Inc.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The period as a whole was one of strong performance in equity markets around the globe, although results did wane in the latter part of the period. In our view, the main driver of performance was a strong corporate earnings recovery after a difficult 2001 and 2002. Toward the end of the period, however, a number of bellwether companies around the globe indicated that earnings growth was starting to slow; we believe those forward-looking statements by corporations held back stock market returns as the period came to a close.

During the second half of the period, we shifted some of our holdings into larger mid-cap companies that we felt had become more attractive than many smaller-cap issues. In our view, smaller-cap firms, after a period of strong performance, had become more fully valued and therefore offered less long-term potential.

We would also note that the valuation gap between U.S. stocks, as represented by the MSCI USA Index, and non-U.S. stocks, as represented by the MSCI EAFE Index, continued to favor international investments over the period. In general, stocks in non-U.S. firms were trading at significant valuation discounts to stocks of comparable U.S. firms, on a price-to-cash-flow basis.

CONTRIBUTORS TO PERFORMANCE

Strong stock selection in financial services was a key contributor to relative results. The period offered a favorable environment for financial services firms and banks in particular. Corporate and individual credit quality improved with the global recovery. Loan demand grew, aided by both the recovery and a backdrop of historically low interest rates. That being said, we would emphasize that the fund is managed on a bottom-up basis - picking individual stocks rather than making sector allocations.

For example, part of our outperformance against the benchmark came from bank holdings in developing economies. In Hungary, where we owned stock in OTP Bank, and in Mexico, where we held Grupo Financier Inbursa, we took advantage of stronger economic growth than that experienced by more developed economies. Similarly, our position in Anglo Irish Bank benefited from economic growth in Ireland that exceeded growth in most other developed European nations; the bank has emphasized loans to small- and mid-sized firms, which grew particularly well during the period. In Germany, we held Hypo Real Estate, which profited from improvement in both the quantity and credit quality of German real estate transactions. Anglo Irish Bank, OTP Bank, and Grupo Financiero Inbursa were not tracked by the fund's benchmark.

In the energy sector, stock selection and to a lesser extent, an overweighting in the sector, aided relative results. A theme we have pursued for about two years is the supply/demand imbalance in natural gas. The gas supply has been relatively constant while demand has continued to climb. During the period, our positions in integrated oil and gas producers, including Canadian firms Talisman Energy and Canadian Natural Resources, benefited from global increases in demand for both natural gas and oil that led to higher commodity prices. Neither stock was tracked by our benchmark.

Oil field services companies were another area of concentration within our energy holdings. Our belief was that integrated oil companies, which reaped record profits during the 2004 runup in oil prices, were on the verge of increasing capital spending with the services companies that help locate and drill for new sources of oil. Indeed, a number of our oil services holdings appreciated strongly in price over the period, including French seismic surveying firm Compagnie Generale de Geophysique. The firm was not a position in our benchmark.

Overall stock selection in the retailing sector also aided relative performance.

Individual stocks in other sectors that contributed to relative results included Japanese food and chemical firm Kibun Food Chemifa and Sekisui Chemical, a Japanese pre-fab home builder and chemical company that benefited from increased housing demand. We sold Kibun Food Chemifa, which was not a position in our benchmark, after our holding appreciated strongly. In addition, avoiding Japanese cellular operator NTT Docomo, which was tracked by our benchmark, aided relative performance as the stock retreated during the period.

DETRACTORS FROM PERFORMANCE

Industrial goods and services was the fund's weakest-performing sector, largely as a result of one holding: French heavy equipment and locomotive manufacturer Alstom. We believe the firm ran into financial distress mainly because it had too much debt on its balance sheet at a time when global firms in general had strong cash flows and were reducing debt significantly. We bought the stock because we felt it had become undervalued and still had some attractive businesses. However, the firm's business trends were worse than we had expected, and Alstom's balance sheet problems deterred some potential customers from placing orders. We ultimately sold the stock.

While our energy holdings overall helped relative performance, integrated energy firm BP was a top individual detractor from relative results. We did not hold the stock, which appreciated sharply, in part because this fund invests primarily in small and mid-cap stocks. In addition, we felt that other stocks in the sector offered more attractive long-term prospects.

In the leisure sector, our position in Japanese camera lens maker Tamron lost value. Tamron is a major supplier to manufacturers of digital cameras, and our research indicated the firm possessed some of the better technology in its field. However, Tamron suffered along with much of the digital camera industry as investors, we believe, became concerned that the growth rate of digital camera sales was slowing. Tamron was not held by our benchmark.

Other individual stocks that detracted from relative results included Japanese printer company Brother Industries; Stanley Electric, a major supplier to the Japanese auto industry; and British low-cost airline easyJet, which retreated, we believe, on investor concerns about increasing competition among no-frills carriers. Brother Industries and easyJet were not tracked by our benchmark.

The fund's cash position also detracted from relative performance. As with nearly all mutual funds, this portfolio holds some cash to buy new holdings and to provide liquidity. In a period when equity markets rose strongly, holding any cash hurt performance against our benchmark, the MSCI EAFE Index, which has no cash position.

    Respectfully,

/s/ David A. Antonelli                  /s/ Betsy Palmer

    David A. Antonelli                      Betsy Palmer
    Portfolio Manager                       Portfolio Manager

Note to Shareholders: Effective July 1, 2004, Betsy Palmer became a co-manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

               -----------------------------------------------
                             PORTFOLIO STRUCTURE
               -----------------------------------------------

               Stocks                                    96.0%
               Cash & Other Net Assets                    2.9%
               Preffered Stock                            1.1%

               -----------------------------------------------
                               SECTOR WEIGHTINGS
               -----------------------------------------------

               Financial Services                        19.1%
               -----------------------------------------------
               Leisure                                   14.4%
               -----------------------------------------------
               Energy                                    10.2%
               -----------------------------------------------
               Autos & Housing                            7.9%
               -----------------------------------------------
               Technology                                 6.7%
               -----------------------------------------------
               Basic Materials                            6.7%
               -----------------------------------------------
               Retailing                                  6.1%
               -----------------------------------------------
               Health Care                                6.1%
               -----------------------------------------------
               Consumer Staples                           5.2%
               -----------------------------------------------
               Utilities & Communications                 4.7%
               -----------------------------------------------
               Industrial Goods & Services                4.7%
               -----------------------------------------------
               Transportation                             3.3%
               -----------------------------------------------
               Miscellaneous                              2.0%
               -----------------------------------------------

               -----------------------------------------------
                                TOP TEN HOLDINGS
               -----------------------------------------------

               ANGLO IRISH BANK CORP. PLC                 2.6%
               -----------------------------------------------
               SEKISUI CHEMICAL CO. LTD.                  2.1%
               -----------------------------------------------
               JOHNSTON PRESS PLC                         1.7%
               -----------------------------------------------
               GRUPO TELEVISA S.A., ADR                   1.5%
               -----------------------------------------------
               ENCANA CORP.                               1.5%
               -----------------------------------------------
               ALLIED IRISH BANKS, PLC                    1.5%
               -----------------------------------------------
               TALISMAN ENERGY, INC.                      1.3%
               -----------------------------------------------
               ANTENA 3 DE TELEVISION S.A.                1.2%
               -----------------------------------------------
               GRUPO FINANCIERO INBURSA S.A. DE C.V.      1.2%
               -----------------------------------------------
               YELL GROUP PLC                             1.2%
               -----------------------------------------------

               -----------------------------------------------
                               COUNTRY WEIGHTINGS
               -----------------------------------------------

               Japan                                     18.3%
               -----------------------------------------------
               Great Britain                             14.2%
               -----------------------------------------------
               Germany                                    6.5%
               -----------------------------------------------
               Canada                                     6.4%
               -----------------------------------------------
               Italy                                      5.8%
               -----------------------------------------------
               Ireland                                    5.7%
               -----------------------------------------------
               France                                     5.2%
               -----------------------------------------------
               Mexico                                     4.8%
               -----------------------------------------------
               Netherlands                                3.7%
               -----------------------------------------------
               Other                                     29.4%
               -----------------------------------------------

Percentages are based on net assets as of 9/30/04.

The portfolio is actively managed, and current holdings may be different.

------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 9/30/04
------------------------------------------------------------------------------

The following chart illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2004. Index information is from October 1, 1997.)

                         MFS International         MSCI
                        New Discovery Fund         EAFE
                           - Class A               Index
          -----------------------------------------------
          10/97             $ 9,425              $10,000
          9/98                8,878                9,192
          9/00               19,100               12,483
          9/02               14,964                7,587
          9/04               25,017               11,763

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                         Class
   Share class      inception date      1-yr      3-yr      5-yr       Life*
------------------------------------------------------------------------------
        A              10/09/97         27.55%    19.12%     15.00%     15.02%
------------------------------------------------------------------------------
        B              10/02/00         26.73%    18.33%     14.44%     14.62%
------------------------------------------------------------------------------
        C              10/02/00         26.69%    18.36%     14.41%     14.60%
------------------------------------------------------------------------------
        I              10/09/97         28.05%    19.55%     15.33%     15.27%
------------------------------------------------------------------------------
       R1              12/31/02         27.40%    19.05%     14.96%     14.99%
------------------------------------------------------------------------------
       R2              10/31/03         27.08%    18.98%     14.91%     14.96%
------------------------------------------------------------------------------
      529A              7/31/02         27.23%    18.90%     14.87%     14.93%
------------------------------------------------------------------------------
      529B              7/31/02         26.41%    18.33%     14.54%     14.69%
------------------------------------------------------------------------------
      529C              7/31/02         26.44%    18.35%     14.55%     14.70%
------------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average international small/mid-cap
growth fund+                            25.17%    16.93%      4.65%      9.48%
------------------------------------------------------------------------------
MSCI EAFE Index#                        22.52%     9.52%     -0.51%      2.35%
------------------------------------------------------------------------------

--------------------
Average annual
with sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                               20.21%    16.80%     13.64%     14.05%
------------------------------------------------------------------------------
        B                               22.73%    17.61%     14.21%     14.62%
------------------------------------------------------------------------------
        C                               25.69%    18.36%     14.41%     14.60%
------------------------------------------------------------------------------
      529A                              19.92%    16.57%     13.51%     13.96%
------------------------------------------------------------------------------
      529B                              22.41%    17.61%     14.30%     14.69%
------------------------------------------------------------------------------
      529C                              25.44%    18.35%     14.55%     14.70%
------------------------------------------------------------------------------
I, R1, and R2 Class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
        A                               27.55%    69.05%    101.11%    165.43%
------------------------------------------------------------------------------
        B                               26.73%    65.68%     96.29%    159.07%
------------------------------------------------------------------------------
        C                               26.69%    65.79%     96.07%    158.78%
------------------------------------------------------------------------------
        I                               28.05%    70.85%    104.01%    169.47%
------------------------------------------------------------------------------
       R1                               27.40%    68.74%    100.74%    164.95%
------------------------------------------------------------------------------
       R2                               27.08%    68.42%    100.36%    164.45%
------------------------------------------------------------------------------
      529A                              27.23%    68.08%     99.96%    163.92%
------------------------------------------------------------------------------
      529B                              26.41%    65.70%     97.13%    160.18%
------------------------------------------------------------------------------
      529C                              26.44%    65.79%     97.23%    160.32%
------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2004. Index information is from October 1, 1997.

+ Source: Lipper Inc., an independent firm that reports mutual fund performance.

# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX - a commonly used measure of the international stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, (assuming redemption within one year from the end of the calendar month of purchase), reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee were reflected the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

KEY RISK CONSIDERATIONS

The portfolio may invest in foreign and/or emerging markets securities, which involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest in small-, mid-sized, or emerging companies, which are susceptible to greater risk than is customarily associated with investing in more established companies.

The portfolio may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to its investment in IPOs, which may have a magnified investment performance impact during the periods when the portfolio has a small asset base. Like any past performance, there is no assurance that, as the portfolio's assets grow, it will continue to experience substantially similar performance by investment in IPOs.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Historically, stocks have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing. Please see the prospectus for further information regarding these and other risk considerations.

-------------------------------------------------------------------------------
EXPENSE TABLE
-------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM APRIL 1, 2004, THROUGH SEPTEMBER 30, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 through September 30, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
Share Class
--------------------------------------------------------------------------------
                                                                     Expenses
                      Annualized    Beginning         Ending       Paid During
                       Expense    Account Value   Account Value*     Period**
                        Ratio        4/01/04         9/30/04     4/01/04-9/30/04
--------------------------------------------------------------------------------
      Actual              1.60%        $1,000          $1,004           $8.04
 A    --------------------------------------------------------------------------
      Hypothetical        1.60%        $1,000          $1,017           $8.09
--------------------------------------------------------------------------------
      Actual              2.25%        $1,000          $1,000           $11.28
 B    --------------------------------------------------------------------------
      Hypothetical        2.25%        $1,000          $1,014           $11.36
--------------------------------------------------------------------------------
      Actual              2.25%        $1,000          $1,000           $11.28
 C    --------------------------------------------------------------------------
      Hypothetical        2.25%        $1,000          $1,014           $11.36
--------------------------------------------------------------------------------
      Actual              1.25%        $1,000          $1,006           $6.28
 I    --------------------------------------------------------------------------
      Hypothetical        1.25%        $1,000          $1,019           $6.33
--------------------------------------------------------------------------------
      Actual              1.75%        $1,000          $1,003           $8.79
 R1   --------------------------------------------------------------------------
      Hypothetical        1.75%        $1,000          $1,016           $8.85
--------------------------------------------------------------------------------
      Actual              2.04%        $1,000          $1,002           $10.24
 R2   --------------------------------------------------------------------------
      Hypothetical        2.04%        $1,000          $1,015           $10.30
--------------------------------------------------------------------------------
      Actual              1.85%        $1,000          $1,002           $9.29
529A  --------------------------------------------------------------------------
      Hypothetical        1.85%        $1,000          $1,016           $9.35
--------------------------------------------------------------------------------
      Actual              2.50%        $1,000           $999            $12.53
529B  --------------------------------------------------------------------------
      Hypothetical        2.50%        $1,000          $1,012           $12.61
--------------------------------------------------------------------------------
      Actual              2.50%        $1,000           $998            $12.53
529C  --------------------------------------------------------------------------
      Hypothetical        2.50%        $1,000          $1,012           $12.61
--------------------------------------------------------------------------------

 * Ending account value reflects each class' ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).

** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

-------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 9/30/04
-------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Stocks - 96.0%
-------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES              $ VALUE
-------------------------------------------------------------------------------------------------
Airlines - 3.3%
-------------------------------------------------------------------------------------------------
Airports of Thailand Public Co. Ltd.*                               2,304,700          $2,768,200
-------------------------------------------------------------------------------------------------
Arriva PLC                                                            900,000           7,256,053
-------------------------------------------------------------------------------------------------
British Airways PLC                                                 1,900,000           7,142,818
-------------------------------------------------------------------------------------------------
Cathay Pacific Airways Ltd.                                         1,800,000           3,070,530
-------------------------------------------------------------------------------------------------
easyJet Airline Co. Ltd.                                            2,508,800           5,772,549
-------------------------------------------------------------------------------------------------
Eva Airways Corp.                                                   4,709,011           1,829,280
-------------------------------------------------------------------------------------------------
Singapore Airlines Ltd.                                               900,000           5,826,973
-------------------------------------------------------------------------------------------------
Societa Iniziative Autostradali e Servizi S.p.A.                      320,700           3,858,740
-------------------------------------------------------------------------------------------------
Thai Airways International Public Co. Ltd.                          3,500,000           4,119,387
-------------------------------------------------------------------------------------------------
TPG N.V.                                                              400,000           9,779,927
-------------------------------------------------------------------------------------------------
Virgin Blue Holdings Ltd.                                           2,972,300           3,822,886
-------------------------------------------------------------------------------------------------
                                                                                      $55,247,343
-------------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.9%
-------------------------------------------------------------------------------------------------
Asahi Breweries Ltd.                                                  322,000          $3,286,491
-------------------------------------------------------------------------------------------------
Grupo Modelo S.A. de C.V.                                           1,000,000           2,432,812
-------------------------------------------------------------------------------------------------
Pernod Ricard                                                          70,000           9,301,372
-------------------------------------------------------------------------------------------------
                                                                                      $15,020,675
-------------------------------------------------------------------------------------------------
Apparel Manufacturers - 0.9%
-------------------------------------------------------------------------------------------------
Burberry Group PLC                                                    585,000          $3,948,026
-------------------------------------------------------------------------------------------------
Sanyo Shokai Ltd.                                                     817,000           4,882,825
-------------------------------------------------------------------------------------------------
Toray Industries, Inc.                                              1,300,000           6,031,111
-------------------------------------------------------------------------------------------------
                                                                                      $14,861,962
-------------------------------------------------------------------------------------------------
Automotive - 1.9%
-------------------------------------------------------------------------------------------------
Autoliv, Inc.                                                         368,500         $14,717,342
-------------------------------------------------------------------------------------------------
Compagnie Generale des Etablissements Michelin                        160,000           8,138,172
-------------------------------------------------------------------------------------------------
Musashi Seimitsu Industry Co. Ltd. (S)(S)*                            105,000           2,158,646
-------------------------------------------------------------------------------------------------
Musashi Seimitsu Industry Co. Ltd.                                    105,000           2,158,646
-------------------------------------------------------------------------------------------------
Nissin Kogyo Co. Ltd.                                                 124,800           3,769,089
-------------------------------------------------------------------------------------------------
                                                                                      $30,941,895
-------------------------------------------------------------------------------------------------

Banks & Credit Companies - 14.0%
-------------------------------------------------------------------------------------------------
Aareal Bank AG                                                        214,100          $6,110,262
-------------------------------------------------------------------------------------------------
Acom Co. Ltd.                                                          50,000           3,101,974
-------------------------------------------------------------------------------------------------
AEON Credit Service Co. Ltd.                                          128,400           7,335,141
-------------------------------------------------------------------------------------------------
Aiful Corp.                                                            75,000           7,375,148
-------------------------------------------------------------------------------------------------
Allied Irish Banks PLC*                                             1,450,000          24,169,520
-------------------------------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC                                          2,307,682          42,682,529
-------------------------------------------------------------------------------------------------
Bank Austria Creditanstalt                                             70,000           4,968,272
-------------------------------------------------------------------------------------------------
Bank of Ireland                                                       921,300          12,413,710
-------------------------------------------------------------------------------------------------
Bayerische Hypo- und Vereinsbank AG                                   750,000          14,412,589
-------------------------------------------------------------------------------------------------
Chiba Bank Ltd.                                                     1,408,000           7,403,111
-------------------------------------------------------------------------------------------------
Chinatrust Financial Holding Co. Ltd.                               2,507,017           2,700,318
-------------------------------------------------------------------------------------------------
Close Brothers Group PLC                                              300,200           3,766,417
-------------------------------------------------------------------------------------------------
Credito Emiliano S.p.A.                                               700,000           5,829,672
-------------------------------------------------------------------------------------------------
DBS Group Holdings Ltd.                                               597,000           5,673,725
-------------------------------------------------------------------------------------------------
DEPFA BANK PLC*                                                       436,000           5,950,591
-------------------------------------------------------------------------------------------------
Erste Bank der Oesterreichischen Sparkassen AG                        292,400          12,175,686
-------------------------------------------------------------------------------------------------
Grupo Financiero Inbursa S.A. de C.V.                              12,043,000          20,572,312
-------------------------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                                500,000           6,645,983
-------------------------------------------------------------------------------------------------
Irish Life & Permanent PLC                                            507,600           8,202,311
-------------------------------------------------------------------------------------------------
JACCS Co. Ltd.                                                      1,309,000           6,513,445
-------------------------------------------------------------------------------------------------
OTP Bank Ltd., GDR                                                    278,600          12,328,050
-------------------------------------------------------------------------------------------------
Svenska Handelsbanken AB, "A"                                         202,090           4,229,739
-------------------------------------------------------------------------------------------------
Takefuji Corp.                                                        114,980           7,373,865
-------------------------------------------------------------------------------------------------
                                                                                     $231,934,370
-------------------------------------------------------------------------------------------------
Biotechnology - 0.8%
-------------------------------------------------------------------------------------------------
Actelion Ltd.                                                          28,800          $2,957,045
-------------------------------------------------------------------------------------------------
CSL Ltd.*                                                             482,152           9,950,106
-------------------------------------------------------------------------------------------------
                                                                                      $12,907,151
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 7.1%
-------------------------------------------------------------------------------------------------
Antena 3 de Television S.A.                                           346,300         $20,627,213
-------------------------------------------------------------------------------------------------
Central European Media Enterprises Ltd., "A"^*                        420,000          11,911,200
-------------------------------------------------------------------------------------------------
Dentsu, Inc.                                                            2,000           5,367,052
-------------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR^                                             484,900          25,568,777
-------------------------------------------------------------------------------------------------
Maiden Group PLC                                                    1,000,000           4,212,315
-------------------------------------------------------------------------------------------------
Mediaset S.p.A.                                                       759,400           8,627,561
-------------------------------------------------------------------------------------------------
Nippon Broadcasting System, Inc.                                      100,480           4,661,585
-------------------------------------------------------------------------------------------------
Pages Jaunes*                                                         700,000          13,460,451
-------------------------------------------------------------------------------------------------
ProSiebenSat.1 Media AG                                               402,637           7,427,093
-------------------------------------------------------------------------------------------------
Societe Television Francaise 1                                        218,276           6,196,884
-------------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc.                                       550,000           8,600,473
-------------------------------------------------------------------------------------------------
                                                                                     $116,660,604
-------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.9%
-------------------------------------------------------------------------------------------------
Dale Carnegie & Co. AB                                              1,029,270         $10,170,931
-------------------------------------------------------------------------------------------------
Euronext N.V.                                                         140,900           4,012,429
-------------------------------------------------------------------------------------------------
Investec Ltd.                                                         162,305           3,227,207
-------------------------------------------------------------------------------------------------
Nikko Cordial Corp.                                                 1,033,000           4,200,409
-------------------------------------------------------------------------------------------------
Schroders PLC                                                         850,000           9,540,214
-------------------------------------------------------------------------------------------------
                                                                                      $31,151,190
-------------------------------------------------------------------------------------------------
Business Services - 0.8%
-------------------------------------------------------------------------------------------------
Manpower, Inc.                                                        210,310          $9,356,692
-------------------------------------------------------------------------------------------------
PHS Group PLC                                                       3,000,000           4,117,198
-------------------------------------------------------------------------------------------------
                                                                                      $13,473,890
-------------------------------------------------------------------------------------------------
Chemicals - 1.2%
-------------------------------------------------------------------------------------------------
Tessenderlo Chemie N.V.                                               495,300         $19,565,614
-------------------------------------------------------------------------------------------------

Computer Software - 1.1%
-------------------------------------------------------------------------------------------------
Amdocs Ltd. *                                                         211,100          $4,608,313
-------------------------------------------------------------------------------------------------
Business Objects S.A.                                                 590,000          13,640,686
-------------------------------------------------------------------------------------------------
                                                                                      $18,248,999
-------------------------------------------------------------------------------------------------
Conglomerates - 0.5%
-------------------------------------------------------------------------------------------------
Alfa S.A de C.V.                                                    2,000,000          $7,553,135
-------------------------------------------------------------------------------------------------

Construction - 4.5%
-------------------------------------------------------------------------------------------------
Corporacion GEO S.A. de C.V.*                                       6,400,000          $9,246,443
-------------------------------------------------------------------------------------------------
Italcementi S.p.A.                                                  1,478,700          14,649,056
-------------------------------------------------------------------------------------------------
Lafarge North America, Inc.^                                          175,000           8,205,750
-------------------------------------------------------------------------------------------------
Sekisui Chemical Co. Ltd.                                           5,070,000          35,051,396
-------------------------------------------------------------------------------------------------
Siam Cement Public Co. Ltd.                                         1,050,000           6,743,119
-------------------------------------------------------------------------------------------------
                                                                                      $73,895,764
-------------------------------------------------------------------------------------------------
Consumer Goods & Services - 1.5%
-------------------------------------------------------------------------------------------------
Johnson Service Group PLC                                             365,200          $2,550,663
-------------------------------------------------------------------------------------------------
Reckitt Benckiser PLC                                                 633,508          15,540,632
-------------------------------------------------------------------------------------------------
Unicharm                                                              140,700           6,988,283
-------------------------------------------------------------------------------------------------
                                                                                      $25,079,578
-------------------------------------------------------------------------------------------------
Electrical Equipment - 2.0%
-------------------------------------------------------------------------------------------------
Bodycote International PLC                                          7,374,150         $18,169,743
-------------------------------------------------------------------------------------------------
Fujikura Ltd.                                                         965,000           4,011,689
-------------------------------------------------------------------------------------------------
Samsung SDI Co. Ltd.                                                  105,910          10,439,240
-------------------------------------------------------------------------------------------------
                                                                                      $32,620,672
-------------------------------------------------------------------------------------------------
Electronics - 4.3%
-------------------------------------------------------------------------------------------------
Axalto Holding N.V. *                                                 456,000          $9,720,760
-------------------------------------------------------------------------------------------------
Brother Industries Ltd.                                             1,509,000          12,560,129
-------------------------------------------------------------------------------------------------
Citizen Electronics Co. Ltd.                                           59,800           3,155,099
-------------------------------------------------------------------------------------------------
Cookson Group PLC                                                  14,008,000           7,613,692
-------------------------------------------------------------------------------------------------
Funai Electric Co. Ltd.                                                85,000          11,490,039
-------------------------------------------------------------------------------------------------
Konica Minolta Holdings, Inc.                                         351,000           4,811,762
-------------------------------------------------------------------------------------------------
Seiko Epson Corp.                                                     291,900          12,480,033
-------------------------------------------------------------------------------------------------
Stanley Electric Co. Ltd.                                             512,000           7,191,194
-------------------------------------------------------------------------------------------------
Wolfson Microelectronics PLC                                          933,250           2,739,119
-------------------------------------------------------------------------------------------------
                                                                                      $71,761,827
-------------------------------------------------------------------------------------------------
Energy - Independent - 3.7%
-------------------------------------------------------------------------------------------------
Canadian Natural Resources Ltd.                                       386,078         $15,463,330
-------------------------------------------------------------------------------------------------
EnCana Corp.                                                          542,968          25,127,638
-------------------------------------------------------------------------------------------------
Talisman Energy, Inc.                                                 853,880          22,206,230
-------------------------------------------------------------------------------------------------
                                                                                      $62,797,198
-------------------------------------------------------------------------------------------------

Energy - Integrated - 0.7%
-------------------------------------------------------------------------------------------------
MOL Magyar Olaj-es Gazipari Rt., GDR                                  248,000         $12,114,800
-------------------------------------------------------------------------------------------------

Food & Drug Stores - 0.4%
-------------------------------------------------------------------------------------------------
Lawson, Inc.                                                          176,300          $6,126,317
-------------------------------------------------------------------------------------------------

Food & Non-Alcoholic Beverages - 1.3%
-------------------------------------------------------------------------------------------------
Asahi Soft Drinks Co. Ltd.                                            435,000          $3,466,388
-------------------------------------------------------------------------------------------------
China Mengniu Dairy Co. Ltd.*                                       7,644,000           5,931,509
-------------------------------------------------------------------------------------------------
Chiquita Brands International, Inc.*                                  750,000          13,057,500
-------------------------------------------------------------------------------------------------
                                                                                      $22,455,397
-------------------------------------------------------------------------------------------------
Forest & Paper Products - 2.2%
-------------------------------------------------------------------------------------------------
Abitibi - Consolidated, Inc.                                        1,450,000          $9,142,642
-------------------------------------------------------------------------------------------------
Bowater, Inc.^                                                        150,000           5,728,500
-------------------------------------------------------------------------------------------------
Bunzl PLC*                                                            490,200           3,696,796
-------------------------------------------------------------------------------------------------
Stora Enso Oyj                                                        734,500           9,933,263
-------------------------------------------------------------------------------------------------
Votorantim Celulose e Papel S.A., ADR^                                255,000           8,810,250
-------------------------------------------------------------------------------------------------
                                                                                      $37,311,451
-------------------------------------------------------------------------------------------------
Furniture & Appliances - 0.5%
-------------------------------------------------------------------------------------------------
De" Longhi S.p.A                                                    1,800,000          $7,629,536
-------------------------------------------------------------------------------------------------

Gaming & Lodging - 1.9%
-------------------------------------------------------------------------------------------------
Lottomatica S.p.A                                                     642,400         $17,782,671
-------------------------------------------------------------------------------------------------
Star Cruises Ltd.                                                   7,870,000           2,006,850
-------------------------------------------------------------------------------------------------
William Hill Ltd.                                                   1,161,810          11,229,681
-------------------------------------------------------------------------------------------------
                                                                                      $31,019,202
-------------------------------------------------------------------------------------------------
General Merchandise - 0.5%
-------------------------------------------------------------------------------------------------
NEXT PLC                                                              270,820          $8,012,441
-------------------------------------------------------------------------------------------------

Insurance - 0.8%
-------------------------------------------------------------------------------------------------
Mitsui Sumitomo Insurance Co. Ltd.                                    344,000          $2,844,501
-------------------------------------------------------------------------------------------------
QBE Insurance Group Ltd.                                            1,019,672           9,706,378
-------------------------------------------------------------------------------------------------
                                                                                      $12,550,879
-------------------------------------------------------------------------------------------------
Leisure & Toys - 0.6%
-------------------------------------------------------------------------------------------------
Tamron Co. Ltd.                                                       263,000          $9,761,121
-------------------------------------------------------------------------------------------------

Machinery & Tools - 2.7%
-------------------------------------------------------------------------------------------------
ASSA ABLOY AB                                                         400,000          $5,009,470
-------------------------------------------------------------------------------------------------
Atlas Copco AB, "A"                                                   168,600           6,479,097
-------------------------------------------------------------------------------------------------
ElringKlinger AG                                                       60,000           3,687,982
-------------------------------------------------------------------------------------------------
Interpump Group S.p.A.                                              1,000,000           5,208,171
-------------------------------------------------------------------------------------------------
KCI Konecranes Oyj                                                    149,983           5,835,225
-------------------------------------------------------------------------------------------------
Mitsui Mining and Smelting Co. Ltd.                                 2,716,000          10,623,852
-------------------------------------------------------------------------------------------------
Sandvik AB                                                            220,000           7,593,807
-------------------------------------------------------------------------------------------------
                                                                                      $44,437,604
-------------------------------------------------------------------------------------------------
Medical Equipment - 1.5%
-------------------------------------------------------------------------------------------------
Essilor International S.A.                                             50,130          $3,224,626
-------------------------------------------------------------------------------------------------
Nobel Biocare Holding AG                                               40,900           6,356,536
-------------------------------------------------------------------------------------------------
Straumann Holding AG                                                   41,182           8,754,045
-------------------------------------------------------------------------------------------------
Synthes, Inc.*                                                         55,000           6,000,080
-------------------------------------------------------------------------------------------------
                                                                                      $24,335,287
-------------------------------------------------------------------------------------------------
Metals & Mining - 1.2%
-------------------------------------------------------------------------------------------------
Aber Diamond Corp.*                                                   119,700          $4,135,410
-------------------------------------------------------------------------------------------------
Arcelor S.A.                                                          840,000          15,536,510
-------------------------------------------------------------------------------------------------
                                                                                      $19,671,920
-------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.2%
-------------------------------------------------------------------------------------------------
Tokyo Gas Co. Ltd.                                                    854,000          $3,037,515
-------------------------------------------------------------------------------------------------

Natural Gas - Pipeline - 0.4%
-------------------------------------------------------------------------------------------------
Enagas S.A.                                                           575,412          $6,887,735
-------------------------------------------------------------------------------------------------

Oil Services - 5.7%
-------------------------------------------------------------------------------------------------
CHC Helicopter Corp.                                                  344,200         $13,376,532
-------------------------------------------------------------------------------------------------
Compagnie Generale de Geophysique S.A.                                115,471           7,743,470
-------------------------------------------------------------------------------------------------
Fugro N.V.*                                                           169,599          13,228,429
-------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                   529,800          16,238,370
-------------------------------------------------------------------------------------------------
IHC Caland N.V.*                                                      188,100           9,745,133
-------------------------------------------------------------------------------------------------
Precision Drilling Corp.*                                             205,400          11,831,861
-------------------------------------------------------------------------------------------------
Saipem S.p.A.                                                       1,065,800          11,989,347
-------------------------------------------------------------------------------------------------
Technip                                                                24,534           3,964,450
-------------------------------------------------------------------------------------------------
Tenaris S.A., ADR^                                                    139,900           6,378,041
-------------------------------------------------------------------------------------------------
                                                                                      $94,495,633
-------------------------------------------------------------------------------------------------

Personal Computers & Peripherals - 0.5%
-------------------------------------------------------------------------------------------------
Hon Hai Precision Industry Co. Ltd.                                 2,431,557          $8,372,342
-------------------------------------------------------------------------------------------------

Pharmaceuticals - 3.8%
-------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd.                                        792,900         $11,461,094
-------------------------------------------------------------------------------------------------
Eisai Co. Ltd.                                                        300,000           8,187,028
-------------------------------------------------------------------------------------------------
Novo Nordisk A/S                                                      120,000           6,574,793
-------------------------------------------------------------------------------------------------
Schering AG                                                           280,000          17,697,839
-------------------------------------------------------------------------------------------------
Schwarz Pharma AG                                                     225,000           8,460,171
-------------------------------------------------------------------------------------------------
Tanabe Seiyaku Co. Ltd.                                             1,200,000          10,708,633
-------------------------------------------------------------------------------------------------
                                                                                      $63,089,558
-------------------------------------------------------------------------------------------------
Printing & Publishing - 4.9%
-------------------------------------------------------------------------------------------------
Bloomsbury Publishing PLC                                             812,800          $3,696,199
-------------------------------------------------------------------------------------------------
Independent News & Media PLC*                                       1,000,000           2,535,721
-------------------------------------------------------------------------------------------------
John Fairfax Holdings Ltd.*                                         1,538,940           4,148,786
-------------------------------------------------------------------------------------------------
Johnston Press PLC                                                  2,843,834          28,672,616
-------------------------------------------------------------------------------------------------
New Straits Times Press                                             3,046,000           3,254,411
-------------------------------------------------------------------------------------------------
VNU N.V. *                                                            728,103          18,734,168
-------------------------------------------------------------------------------------------------
Yell Group PLC                                                      3,203,640          20,459,769
-------------------------------------------------------------------------------------------------
                                                                                      $81,501,670
-------------------------------------------------------------------------------------------------
Real Estate - 2.4%
-------------------------------------------------------------------------------------------------
Eurocastle Investment Ltd.*                                           125,000          $2,591,656
-------------------------------------------------------------------------------------------------
Hongkong Land Holdings Ltd.*                                        2,734,000           5,385,980
-------------------------------------------------------------------------------------------------
HUNET, Inc.                                                         3,227,000           6,281,979
-------------------------------------------------------------------------------------------------
Hypo Real Estate Holding AG                                           467,600          16,041,864
-------------------------------------------------------------------------------------------------
Leopalace21 Corp.                                                     550,000          10,181,479
-------------------------------------------------------------------------------------------------
                                                                                      $40,482,958
-------------------------------------------------------------------------------------------------
Special Products & Services - 0.6%
-------------------------------------------------------------------------------------------------
Fujikura Kasei Co. Ltd.                                               447,000          $3,322,105
-------------------------------------------------------------------------------------------------
Nok Corp.                                                             204,000           6,272,355
-------------------------------------------------------------------------------------------------
                                                                                       $9,594,460
-------------------------------------------------------------------------------------------------

Specialty Chemicals - 2.0%
-------------------------------------------------------------------------------------------------
IAWS Group PLC                                                        400,000          $4,972,001
-------------------------------------------------------------------------------------------------
Kaneka Corp.                                                          500,000           4,921,314
-------------------------------------------------------------------------------------------------
Linde AG                                                              143,030           8,249,286
-------------------------------------------------------------------------------------------------
Sumitomo Bakelite Co. Ltd.                                          2,552,000          15,414,609
-------------------------------------------------------------------------------------------------
                                                                                      $33,557,210
-------------------------------------------------------------------------------------------------
Specialty Stores - 4.4%
-------------------------------------------------------------------------------------------------
Esprit Holdings Ltd.                                                1,640,500          $8,395,340
-------------------------------------------------------------------------------------------------
Grupo Elektra S.A. de C.V.                                          2,069,700          13,905,854
-------------------------------------------------------------------------------------------------
Kesa Electricals PLC                                                2,884,072          14,787,353
-------------------------------------------------------------------------------------------------
Kingfisher PLC                                                      2,785,821          15,558,015
-------------------------------------------------------------------------------------------------
Matalan PLC                                                         3,000,000          11,998,304
-------------------------------------------------------------------------------------------------
Nishimatsuya Chain Co. Ltd.                                           253,900           8,153,070
-------------------------------------------------------------------------------------------------
                                                                                      $72,797,936
-------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.2%
-------------------------------------------------------------------------------------------------
MobileOne Ltd.                                                      4,500,000          $4,196,490
-------------------------------------------------------------------------------------------------

Telecommunications - Wireline - 0.7%
-------------------------------------------------------------------------------------------------
CSR PLC*                                                            1,271,023          $8,174,848
-------------------------------------------------------------------------------------------------
TSX Group, Inc.                                                         5,700             208,407
-------------------------------------------------------------------------------------------------
TSX Group, Inc.##                                                     105,555           3,845,369
-------------------------------------------------------------------------------------------------
                                                                                      $12,228,624
-------------------------------------------------------------------------------------------------
Telephone Services - 1.4%
-------------------------------------------------------------------------------------------------
Bharti Tele-Ventures Ltd. *                                         1,000,000          $3,180,928
-------------------------------------------------------------------------------------------------
Brasil Telecom Participacoes S.A., ADR^                               385,700          12,496,680
-------------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd. *                                 2,442,150           3,394,393
-------------------------------------------------------------------------------------------------
Telekom Austria AG                                                    342,539           4,802,754
-------------------------------------------------------------------------------------------------
                                                                                      $23,874,755
-------------------------------------------------------------------------------------------------
Tobacco - 1.6%
-------------------------------------------------------------------------------------------------
Altadis S.A.                                                          550,000         $18,732,015
-------------------------------------------------------------------------------------------------
Swedish Match AB                                                      782,400           8,268,343
-------------------------------------------------------------------------------------------------
                                                                                      $27,000,358
-------------------------------------------------------------------------------------------------

Utilities - Electric Power - 2.5%
-------------------------------------------------------------------------------------------------
ACEA S.p.A                                                            218,000          $2,205,729
-------------------------------------------------------------------------------------------------
Fortum Corp.                                                          796,600          11,139,458
-------------------------------------------------------------------------------------------------
Hera S.p.A.                                                         4,548,800          11,591,028
-------------------------------------------------------------------------------------------------
Meta S.p.A                                                          1,949,085           6,214,260
-------------------------------------------------------------------------------------------------
United Utilities PLC, "A"                                           1,382,000           9,189,083
-------------------------------------------------------------------------------------------------
                                                                                      $40,339,558
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,389,883,245)                                     $1,590,604,624
-------------------------------------------------------------------------------------------------

Preferred Stock - 1.1%
-------------------------------------------------------------------------------------------------
Automotive - 1.1%
-------------------------------------------------------------------------------------------------
Porsche AG (Identified Cost, $15,924,076)                              28,894         $18,789,783
-------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.0%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
General Electric Co., 1.88%, due 10/01/04, at Amortized Cost      $16,432,000         $16,432,000
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 1.4%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                    22,821,595         $22,821,595
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.0%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
Morgan Stanley, 1.86%, dated 9/30/04, due 10/01/04, total
to be received $15,905,822 (secured by various U.S. Treasury and Federal Agency obligations in a jointly traded account),
at Cost                                                           $15,905,000         $15,905,000
-------------------------------------------------------------------------------------------------
Total Investments (+) (Identified Cost, $1,460,965,916)                            $1,664,553,002
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.5)%                                                (7,960,549)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $1,656,592,453
-------------------------------------------------------------------------------------------------
     * Non-income producing security.
   (+) As of September 30, 2004, the fund had 2 securities representing $6,294,056 and 0.4% of net assets that were fair valued in accordance with policies adopted by the Board of Trustees.
     ^ All or a portion of this security is on loan.
(S)(S) When-issued security. At September 30, 2004, the fund had sufficient cash and/or securities at least equal to the value of the when-issued security.
    ## SEC Rule 144A restriction.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 9/30/04

ASSETS

Investments, at value, including $22,295,057 of
securities on loan (identified cost, $1,460,965,916)          $1,664,553,002
-----------------------------------------------------------------------------------------------------
Cash                                                                   1,168
-----------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $9,670,963)           9,702,951
-----------------------------------------------------------------------------------------------------
Receivable for forward foreign currency exchange
contracts                                                            511,592
-----------------------------------------------------------------------------------------------------
Receivable for forward foreign currency exchange
contracts subject to master netting agreements                       386,627
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                    9,398,775
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    8,425,444
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  2,560,221
-----------------------------------------------------------------------------------------------------
Other assets                                                               7
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $1,695,539,787
-----------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                                $19,687
-----------------------------------------------------------------------------------------------------
Payable for forward foreign currency exchange contracts               47,577
-----------------------------------------------------------------------------------------------------
Payable for forward foreign currency exchange contracts
subject to master netting agreements                               1,829,700
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                 11,128,203
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 2,097,212
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        22,821,595
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                      42,140
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        191,396
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                        20,184
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                     244
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                      7
-----------------------------------------------------------------------------------------------------
  Administrative service fee                                               2
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               749,387
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                         $38,947,334
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,656,592,453
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

NET ASSETS CONSIST OF

Paid-in capital                                               $1,366,277,387
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                  202,655,634
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on
investments and foreign currency transactions                     86,682,022
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                      977,410
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,656,592,453
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  84,720,670
-----------------------------------------------------------------------------------------------------

Class A shares

  Net assets                                                  $1,033,311,946
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              52,667,650
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $19.62
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$19.62)                                                  $20.82
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $186,920,429
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               9,739,972
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $19.19
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $189,940,587
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               9,909,189
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $19.17
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                    $232,246,823
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              11,678,927
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $19.89
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R1 shares

  Net assets                                                     $12,683,064
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 648,115
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $19.57
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                        $258,874
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  13,267
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $19.51
-----------------------------------------------------------------------------------------------------

Class 529A shares

  Net assets                                                        $805,980
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  41,283
-----------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                               $19.52
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$19.52)                                                  $20.71
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                        $172,346
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   9,028
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $19.09
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                        $252,404
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  13,239
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $19.07
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 9/30/04

NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                        $26,199,922
-----------------------------------------------------------------------------------------------------
  Interest                                                             441,960
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                            (2,454,442)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   $24,187,440
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                   $11,328,964
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                18,482
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        1,895,214
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                             2,601,894
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             1,446,962
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                             1,379,384
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                               41,044
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                  230
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                              2,176
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                              1,165
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                              1,890
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                       1,555
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                         290
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                         472
-----------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                    115
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                   109,457
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                      1,464,915
-----------------------------------------------------------------------------------------------------
  Printing                                                             125,576
-----------------------------------------------------------------------------------------------------
  Postage                                                               52,563
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                         40,386
-----------------------------------------------------------------------------------------------------
  Legal fees                                                            23,466
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                        323,024
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $20,859,224
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (5,977)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                           (3,707)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $20,849,540
-----------------------------------------------------------------------------------------------------
Net investment income (loss)                                                               $3,337,900
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                         $107,966,305
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                     (4,770,769)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                    $103,195,536
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                     $116,049,819
-----------------------------------------------------------------------------------------------------
  Futures contracts                                                   (483,200)
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
  currencies                                                          (952,643)
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                     $114,613,976
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                         $217,809,512
-----------------------------------------------------------------------------------------------------
Change in net assets from operations                                                     $221,147,412
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 9/30                                             2004                        2003

CHANGE IN NET ASSETS

OPERATIONS

Net investment income                                              $3,337,900                $1,199,467
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                             103,195,536                 4,979,178
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                              114,613,976               105,464,344
-------------------------------------------------------------  --------------              ------------
Change in net assets from operations                             $221,147,412              $111,642,989
-------------------------------------------------------------  --------------              ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income
-------------------------------------------------------------------------------------------------------
    (Class A)                                                       $(341,412)                      $--
-------------------------------------------------------------------------------------------------------
    (Class I)                                                        (208,909)                       --
-------------------------------------------------------------------------------------------------------
    (Class R1)                                                         (5,097)                       --
-------------------------------------------------------------------------------------------------------
    (Class R2)                                                            (10)                       --
-------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions
-------------------------------------------------------------------------------------------------------
    (Class A)                                                      (3,151,866)                       --
-------------------------------------------------------------------------------------------------------
    (Class B)                                                        (665,920)                       --
-------------------------------------------------------------------------------------------------------
    (Class C)                                                        (593,862)                       --
-------------------------------------------------------------------------------------------------------
    (Class I)                                                        (620,716)                       --
-------------------------------------------------------------------------------------------------------
    (Class R1)                                                        (21,486)                       --
-------------------------------------------------------------------------------------------------------
    (Class R2)                                                            (29)                       --
-------------------------------------------------------------------------------------------------------
    (Class 529A)                                                       (2,598)                       --
-------------------------------------------------------------------------------------------------------
    (Class 529B)                                                         (452)                       --
-------------------------------------------------------------------------------------------------------
    (Class 529C)                                                         (802)                       --
-------------------------------------------------------------  --------------              ------------
Total distributions declared to shareholders                      $(5,613,159)                      $--
-------------------------------------------------------------  --------------              ------------
Change in net assets from fund share transactions                $844,829,757              $275,272,994
-------------------------------------------------------------  --------------              ------------
Redemption fees                                                       $39,772                       $--
-------------------------------------------------------------  --------------              ------------
Total change in net assets                                     $1,060,403,782              $386,915,983
-------------------------------------------------------------  --------------              ------------

NET ASSETS

At beginning of period                                           $596,188,671              $209,272,688
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed net
investment income of $977,410 and accumulated net
investment loss of $424,466, respectively)                     $1,656,592,453              $596,188,671
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                            YEARS ENDED 9/30
                                            ---------------------------------------------------------------------------------
CLASS A                                             2004               2003            2002              2001            2000

Net asset value, beginning of period              $15.48             $11.82          $11.68            $15.24          $13.15
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                         $0.07              $0.07           $0.02             $0.05          $(0.10)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               4.18               3.59            0.12^            (3.45)           6.62
--------------------------------------------  ----------             ------          ------            ------          ------
Total from investment operations                   $4.25              $3.66           $0.14            $(3.40)          $6.52
--------------------------------------------  ----------             ------          ------            ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                      $(0.01)               $--             $--               $--             $--
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions                (0.10)                --           (0.00)+++         (0.08)          (4.43)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                        --                 --              --             (0.08)             --
--------------------------------------------  ----------             ------          ------            ------          ------
Total distributions declared to
shareholders                                      $(0.11)               $--          $(0.00)+++        $(0.16)         $(4.43)
--------------------------------------------  ----------             ------          ------            ------          ------
Redemption fees added to paid-in
capital#                                           $0.00+++             $--             $--               $--             $--
--------------------------------------------  ----------             ------          ------            ------          ------
Net asset value, end of period                    $19.62             $15.48          $11.82            $11.68          $15.24
--------------------------------------------  ----------             ------          ------            ------          ------
Total return (%)(+)                                27.55              31.08            1.11            (22.52)          53.54
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                            YEARS ENDED 9/30
                                            ---------------------------------------------------------------------------------
CLASS A (CONTINUED)                                 2004               2003            2002              2001            2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.63               1.62            1.64              1.66            1.77
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                               0.38               0.51            0.13              0.37           (0.62)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    61                 88             130               136             152
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                 $1,033,312           $371,042        $121,779           $20,858            $202
-----------------------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. From October 1, 2000 through September 30, 2003, MFS agreed to bear a portion of the fund's
    Other Expenses such that Other Expenses did not exceed 0.30% annually. This previous expense reimbursement agreement expired on October 1, 2003. Prior to October 1, 2000, subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets and the investment adviser and the distributor voluntarily waived their fees. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over these limitations, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                       $0.07              $0.04          $(0.02)           $(0.11)         $(0.43)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                          1.63               1.81            1.89              2.86            3.92
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        0.38               0.32           (0.12)            (0.84)          (2.77)
-----------------------------------------------------------------------------------------------------------------------------
+++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                     YEARS ENDED 9/30                              PERIOD
                                                   ----------------------------------------------------            ENDED
CLASS B                                                    2004                2003                2002           9/30/01*

Net asset value, beginning of period                     $15.23              $11.70              $11.65              $15.23
---------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                 $(0.05)             $(0.02)             $(0.07)             $(0.02)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                         4.11                3.55                0.12^              (3.42)
----------------------------------------------------  ---------              ------              ------              ------
Total from investment operations                          $4.06               $3.53               $0.05              $(3.44)
----------------------------------------------------  ---------              ------              ------              ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                          $(0.10)                $--              $(0.00)+++          $(0.07)
---------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                          --                  --                  --               (0.07)
----------------------------------------------------  ---------              ------              ------              ------
Total distributions declared to shareholders             $(0.10)                $--              $(0.00)+++          $(0.14)
----------------------------------------------------  ---------              ------              ------              ------
Redemption fees added to paid-in capital#                 $0.00+++              $--                 $--                 $--
----------------------------------------------------  ---------              ------              ------              ------
Net asset value, end of period                           $19.19              $15.23              $11.70              $11.65
----------------------------------------------------  ---------              ------              ------              ------
Total return (%)                                          26.73               30.17                0.43              (22.74)++**
---------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                     YEARS ENDED 9/30                              PERIOD
                                                   ----------------------------------------------------            ENDED
CLASS B (CONTINUED)                                        2004                2003                2002           9/30/01*

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                 2.28                2.27                2.29                2.31+
---------------------------------------------------------------------------------------------------------------------------
Net investment loss                                       (0.28)              (0.17)              (0.55)              (0.18)+
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                           61                  88                 130                 136
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)              $186,920             $84,767             $45,299              $7,735
---------------------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. Prior to October 1, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that
    Other Expenses did not exceed 0.30% annually. This previous expense reimbursement agreement expired on October 1, 2003. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent
    Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over these limitations, and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                      $(0.05)             $(0.05)             $(0.10)             $(0.18)
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                 2.28                2.46                2.54                3.51+
---------------------------------------------------------------------------------------------------------------------------
Net investment loss                                       (0.28)              (0.36)              (0.80)              (1.39)+
---------------------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class B shares, October 2, 2000, through September 30, 2001.
 ** The total return previously reported has been revised from (22.84)% to (22.74)% to reflect total return performance from
    October 2, 2000, the date that the share class was first available to public shareholders. The performance previously reported was from October 1, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                       YEARS ENDED 9/30
                                                                                                                   PERIOD
                                                      --------------------------------------------------            ENDED
CLASS C                                                       2004               2003               2002          9/30/01*

Net asset value, beginning of period                        $15.22             $11.69             $11.63             $15.23
---------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                    $(0.05)            $(0.02)            $(0.07)            $(0.03)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                            4.10               3.55               0.13^             (3.43)
----------------------------------------------------  ------------             ------             ------             ------
Total from investment operations                             $4.05              $3.53              $0.06             $(3.46)
----------------------------------------------------  ------------             ------             ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and foreign
  currency transactions                                     $(0.10)               $--             $(0.00)+++         $(0.07)
---------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments and
  foreign currency transactions                                 --                 --                 --              (0.07)
----------------------------------------------------  ------------             ------             ------             ------
Total distributions declared to shareholders                 $0.10                $--             $(0.00)+++         $(0.14)
----------------------------------------------------  ------------             ------             ------             ------
Redemption fees added to paid-in capital#                    $0.00+++             $--                $--                $--
----------------------------------------------------  ------------             ------             ------             ------
Net asset value, end of period                              $19.17             $15.22             $11.69             $11.63
----------------------------------------------------  ------------             ------             ------             ------
Total return (%)                                             26.69              30.20               0.52             (22.88)++**
---------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                       YEARS ENDED 9/30                            PERIOD
                                                      --------------------------------------------------            ENDED
CLASS C (CONTINUED)                                           2004               2003               2002          9/30/01*

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                    2.28               2.27               2.29               2.31+
---------------------------------------------------------------------------------------------------------------------------
Net investment loss                                          (0.26)             (0.17)             (0.55)             (0.24)+
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                              61                 88                130                136
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                 $189,941            $69,101            $28,694             $4,910
---------------------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's
    "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. Prior to October 1,
    2003, MFS agreed to bear a portion of the fund's Other Expenses such that Other Expenses did not exceed 0.30%
    annually. This previous expense reimbursement agreement expired on October 1, 2003. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance
    Officer services paid to Tarantino LLC. To the extent actual expenses were over these limitations, and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                         $(0.05)            $(0.04)            $(0.10)            $(0.19)
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                    2.28               2.46               2.54               3.51+
---------------------------------------------------------------------------------------------------------------------------
Net investment loss                                          (0.26)             (0.36)             (0.80)             (1.45)+
---------------------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class C shares, October 2, 2000, through September 30, 2001.
 ** The total return previously reported has been revised from (22.98)% to (22.88)% to reflect total return performance from
    October 2, 2000, the date that the share class was first available to public shareholders. The performance previously reported was from October 1, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                              YEARS ENDED 9/30
                                               ------------------------------------------------------------------------------
CLASS I                                              2004               2003             2002            2001            2000

Net asset value, beginning of period               $15.65             $11.91           $11.73          $15.25          $13.16
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                   $0.14              $0.12            $0.06           $0.07          $(0.10)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency                4.23               3.62             0.12^          (3.43)           6.62
----------------------------------------------  ---------             ------           ------          ------          ------
Total from investment operations                    $4.37              $3.74            $0.18          $(3.36)          $6.52
----------------------------------------------  ---------             ------           ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                       $(0.03)               $--              $--             $--             $--
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions                 (0.10)                --            (0.00)+++       (0.08)          (4.43)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                         --                 --               --           (0.08)             --
----------------------------------------------  ---------             ------           ------          ------          ------
Total distributions declared to
shareholders                                       $(0.13)               $--           $(0.00)+++      $(0.16)         $(4.43)
----------------------------------------------  ---------             ------           ------          ------          ------
Redemption fees added to paid-in capital#           $0.00+++             $--              $--             $--             $--
----------------------------------------------  ---------             ------           ------          ------          ------
Net asset value, end of period                     $19.89             $15.65           $11.91          $11.73          $15.25
----------------------------------------------  ---------             ------           ------          ------          ------
Total return (%)                                    28.05              31.40             1.53          (22.21)          53.50
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                              YEARS ENDED 9/30
                                               ------------------------------------------------------------------------------
CLASS I (CONTINUED)                                  2004               2003             2002            2001            2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                           1.29               1.27             1.29            1.31            1.77
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                0.75               0.89             0.46            0.53           (0.59)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     61                 88              130             136             152
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                    $232,247            $69,214          $13,456          $2,391          $2,709
-----------------------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than
    0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. From October 1, 2000 through September 30, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that Other Expenses did not exceed 0.30% annually. This previous expense reimbursement agreement expired on October 1,
    2003. Prior to October 1, 2000, subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets and the investment adviser voluntarily waived its fee. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over these limitations, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                        $0.14              $0.09            $0.03          $(0.09)         $(0.36)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           1.29               1.46             1.54            2.51            3.42
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                0.75               0.70             0.21           (0.68)          (2.27)
-----------------------------------------------------------------------------------------------------------------------------
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                        YEAR ENDED             PERIOD ENDED
CLASS R1                                                                 9/30/04                 9/30/03*

Net asset value, beginning of period                                      $15.47                  $12.26
--------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                 $0.06                   $0.04
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                          4.16                    3.17
----------------------------------------------------------------------  --------                  ------
Total from investment operations                                           $4.22                   $3.21
----------------------------------------------------------------------  --------                  ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                              $(0.02)                    $--
--------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency
  transactions                                                            $(0.10)                    $--
--------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                              $(0.12)                    $--
----------------------------------------------------------------------  --------                  ------
Redemption fees added to paid-in capital#                                  $0.00+++                  $--
----------------------------------------------------------------------  --------                  ------
Net asset value, end of period                                            $19.57                  $15.47
----------------------------------------------------------------------  --------                  ------
Total return (%)                                                           27.40                   26.18++
--------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                  1.79                    1.77+
--------------------------------------------------------------------------------------------------------
Net investment income                                                       0.34                    0.44+
--------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            61                      88
--------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $12,683                  $1,596
--------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. Prior to October 1, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that Other Expenses did not exceed 0.30% annually. This previous expense reimbursement agreement expired on October 1, 2003. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief
    Compliance Officer services paid to Tarantino LLC. To the extent actual expenses were over these limitations, and the reimbursement had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income                                                      $0.06                   $0.03
--------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                  1.79                    1.96+
--------------------------------------------------------------------------------------------------------
Net investment income                                                       0.34                    0.25+
--------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class R1 shares, December 31, 2002, through September 30, 2003.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                                  PERIOD ENDED
CLASS R2                                                                            9/30/04*

Net asset value, beginning of period                                                $16.80
------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                                            $(0.11)
------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                                    2.95
--------------------------------------------------------------------------------  --------
Total from investment operations                                                     $2.84
--------------------------------------------------------------------------------  --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                                        $(0.03)
------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency transactions           $(0.10)
------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                        $(0.13)
--------------------------------------------------------------------------------  --------
Redemption fees added to paid-in capital#                                            $0.00+++
--------------------------------------------------------------------------------  --------
Net asset value, end of period                                                      $19.51
--------------------------------------------------------------------------------  --------
Total return (%)                                                                     17.02++
------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                            2.05+
------------------------------------------------------------------------------------------
Net investment loss                                                                  (0.70)+
------------------------------------------------------------------------------------------
Portfolio turnover                                                                      61
------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                             $259
------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.65% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses (except for Class R2 administrative service fee) during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino
    LLC. To the extent actual expenses were over these limitations, and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                                                 $(0.11)
------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                            2.05+
------------------------------------------------------------------------------------------
Net investment loss                                                                  (0.70)+
------------------------------------------------------------------------------------------
  * For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                       YEARS ENDED 9/30                  PERIOD
                                                                ------------------------------            ENDED
CLASS 529A                                                             2004               2003          9/30/02*

Net asset value, beginning of period                                 $15.43             $11.81             $12.74
-----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                            $0.03              $0.07              $0.00+++
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                     4.16               3.55              (0.93)
-----------------------------------------------------------------  --------             ------             ------
Total from investment operations                                      $4.19              $3.62             $(0.93)
-----------------------------------------------------------------  --------             ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and foreign currency
  transactions                                                       $(0.10)               $--                $--
-----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                         $(0.10)               $--                $--
-----------------------------------------------------------------  --------             ------             ------
Redemption fees added to paid-in capital#                             $0.00+++             $--                $--
-----------------------------------------------------------------  --------             ------             ------
Net asset value, end of period                                       $19.52             $15.43             $11.81
----------------------------------------------------------------  --------             ------             ------
Total return (%)(+)                                                   27.23              30.76              (7.38)++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                             1.88               1.87               1.89+
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                  0.16               0.50               0.09+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                       61                 88                130
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                              $806               $297                $32
-----------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.65%
    annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses (except for Class 529 tuition program manager fees) during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. Prior to October 1, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that Other Expenses did not exceed 0.30% annually.
    This previous expense reimbursement agreement expired on October 1, 2003. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance
    Officer services paid to Tarantino LLC. To the extent actual expenses were over these limitations, and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment income (loss)                                          $0.03              $0.04             $(0.00)+++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                             1.88               2.06               2.14+
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           0.16               0.31              (0.16)+
-----------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class 529A shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                       YEARS ENDED 9/30                  PERIOD
                                                                ------------------------------            ENDED
CLASS 529B                                                             2004               2003          9/30/02*

Net asset value, beginning of period                                 $15.19             $11.70             $12.63
-----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                             $(0.09)            $(0.05)            $(0.02)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                     4.09               3.54              (0.91)
-----------------------------------------------------------------  --------             ------             ------
Total from investment operations                                      $4.00              $3.49             $(0.93)
-----------------------------------------------------------------  --------             ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and foreign currency
  transactions                                                       $(0.10)               $--                $--
-----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                         $(0.10)               $--                $--
-----------------------------------------------------------------  --------             ------             ------
Redemption fees added to paid-in capital#                             $0.00+++             $--                $--
-----------------------------------------------------------------  --------             ------             ------
Net asset value, end of period                                       $19.09             $15.19             $11.70
-----------------------------------------------------------------  --------             ------             ------
Total return (%)                                                      26.41              29.83              (7.44)++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                             2.53               2.52               2.54+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                                   (0.52)             (0.39)             (0.98)+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                       61                 88                130
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                              $172                $70                 $6
-----------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.65%
    annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses (except for Class 529 tuition program manager fees) during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. Prior to October 1, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that Other Expenses did not exceed 0.30% annually.
    This previous expense reimbursement agreement expired on October 1, 2003. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance
    Officer services paid to Tarantino LLC. To the extent actual expenses were over these limitations, and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                                  $(0.09)            $(0.07)            $(0.02)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                             2.53               2.71               2.79+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                                   (0.52)             (0.58)             (1.23)+
-----------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class 529B shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                       YEARS ENDED 9/30                  PERIOD
                                                                ------------------------------            ENDED
CLASS 529C                                                             2004               2003          9/30/02*

Net asset value, beginning of period                                 $15.17             $11.69             $12.62
-----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                             $(0.09)            $(0.01)            $(0.02)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                     4.09               3.49              (0.91)
-----------------------------------------------------------------  --------             ------             ------
Total from investment operations                                      $4.00              $3.48             $(0.93)
-----------------------------------------------------------------  --------             ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and foreign currency
  transactions                                                       $(0.10)               $--                $--
-----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                         $(0.10)               $--                $--
-----------------------------------------------------------------  --------             ------             ------
Redemption fees added to paid-in capital#                             $0.00+++             $--                $--
-----------------------------------------------------------------  --------             ------             ------
Net asset value, end of period                                       $19.07             $15.17             $11.69
-----------------------------------------------------------------  --------             ------             ------
Total return (%)                                                      26.44              29.88              (7.45)++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                             2.53               2.52               2.54+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                                   (0.50)             (0.09)             (0.92)+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                       61                 88                130
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                              $252               $102                 $7
-----------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.65%
    annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses (except for Class 529 tuition program manager fees) during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. Prior to October 1, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that Other Expenses did not exceed 0.30% annually.
    This previous expense reimbursement agreement expired on October 1, 2003. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance
    Officer services paid to Tarantino LLC. To the extent actual expenses were over these limitations, and the reimbursement had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                                  $(0.09)            $(0.04)            $(0.02)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                             2.53               2.71               2.79+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                                   (0.50)             (0.28)             (1.17)+
-----------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class 529C shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SHORT TERM FEES - For purchases made prior to July 1, 2004, the fund charges a 2% redemption fee (which is retained by the fund) on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange). For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition. Due to systems limitations associated with the transition from applying a 30 calendar day redemption fee to a 5 business day redemption fee, the fund will not impose redemption fees with respect to purchases made in June 2004 followed by redemptions made in July 2004. The fund may determine to reinstitute the 30 calendar day redemption fee period, or otherwise change the redemption fee period in the future, including changes in connection with pending Securities and Exchange Commission rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for foreign currency transactions, derivatives, passive foreign investment companies, and wash sales.

The tax character of distributions declared for the years ended September 30, 2004 and September 30, 2003 was as follows:

                                        9/30/04       9/30/03
Distributions declared from:
---------------------------------------------------------------
Ordinary income                      $2,182,676           $--
---------------------------------------------------------------
Long-term capital gain               $3,430,483           $--
---------------------------------------------------------------
Total distributions declared         $5,613,159           $--
---------------------------------------------------------------

During the year ended September 30, 2004, accumulated undistributed net investment income decreased by $1,380,596, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $5,241,813, and paid-in capital increased by $6,622,409 due to differences between book and tax accounting for foreign currency transactions, net operating loss and treating a portion of the proceeds from redemptions as a distribution from realized gains for tax purposes. This change had no effect on the net assets or net asset value per share.

As of September 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                 $47,317,939
          ----------------------------------------------------------
          Undistributed long-term capital gain           40,215,775
          ----------------------------------------------------------
          Unrealized appreciation (depreciation)        202,783,004
          ----------------------------------------------------------
          Other temporary differences                        (1,652)
          ----------------------------------------------------------

Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISOR - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $500 million of average net assets            0.975%
          ----------------------------------------------------------
          Average net assets in excess of $500 million        0.925%
          ----------------------------------------------------------

Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually for Class A, Class B, Class C, Class I, and Class R1 shares and 0.65% annually for Class R2, Class 529A, Class 529B, and Class 529C shares. This arrangement is effected by MFS bearing all of the fund's Other Expenses (exclusive of Class R2 administrative service fee in the case of Class R2 shares and tuition program manager fees in the case of the 529 share classes) during the fund's fiscal year, and the fund paying MFS a reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. For the year ended Sepember 30, 2004, the fund's Other Expenses did not exceed the expense reimbursement threshold and the fund bore its own expenses. This agreement will terminate on the earlier of January 31, 2006 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. For the period from October 1, 2003 through December 31, 2003, MFS was not under agreement to bear a portion of the fund's Other Expenses. The fund will not be required to reimburse MFS the $1,202,188 for expenses borne under a previous agreement that expired on October 1, 2003.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for current Independent Trustees. Included in Trustees' compensation is a net increase of $16,829 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $1,653 for retired Independent Trustees for the year ended September 30, 2004.

This fund and certain other MFS funds (the "funds") have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the funds for a proportional share of substantially all of the payments made by the funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended September 30, 2004, the fund paid MFS $109,457, equivalent to 0.00914% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $468,846 and $2,358 for the year ended September 30, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, and Class 529C shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Distribution Fee                           0.10%           0.75%           0.75%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee                           0.25%           0.75%           0.75%
--------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%
--------------------------------------------------------------------------------
Total Distribution Plan                    0.50%           1.00%           1.00%
--------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
September 30, 2004 amounted to:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Service Fee Retained by MFD              $84,632            $574         $14,489              $3             $14
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Service Fee Retained by MFD                 $585             $19             $72
--------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended September 30, 2004 were as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Effective Annual Percentage
Rates                                      0.35%           1.00%           1.00%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Effective Annual Percentage
Rates                                      0.35%           1.00%           1.00%
--------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such date as the Trustees of the Trust may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and Class
529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2004 were as follows:

                                         CLASS A         CLASS B         CLASS C      CLASS 529B      CLASS 529C

Contingent Deferred Sales
Charges Imposed                           $6,572        $154,088         $29,599             $--             $--
------------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties that administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD, or a third party which contracts with MFD, provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended September 30, 2004, the fund paid MFSC a fee of $1,169,549 for shareholder services which equated to 0.0976% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $331,144 for the year ended September 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,508,024,585 and $711,389,853, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                             $1,461,817,608
          ----------------------------------------------------------
          Gross unrealized appreciation                $236,171,916
          ----------------------------------------------------------
          Gross unrealized depreciation                 (33,436,522)
          ----------------------------------------------------------
          Net unrealized appreciation (depreciation)   $202,735,394
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                          Year ended 9/30/04                    Year ended 9/30/03
                                       SHARES            AMOUNT             SHARES             AMOUNT

CLASS A SHARES

Shares sold                            39,208,867       $720,899,057        24,801,144        $324,122,680
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              181,190          3,138,178                --                  --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                     (10,691,585)      (196,992,171)      (11,139,048)       (143,532,807)
-----------------------------------------------------------------------------------------------------------
Net change                             28,698,472       $527,045,064        13,662,096        $180,589,873
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                             5,459,916        $98,600,087         2,972,798         $38,297,386
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              34,979            595,693                --                  --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                      (1,319,111)       (24,034,984)       (1,278,827)        (15,665,137)
-----------------------------------------------------------------------------------------------------------
Net change                              4,175,784        $75,160,796         1,693,971         $22,632,249
-----------------------------------------------------------------------------------------------------------

                                          Year ended 9/30/04                    Year ended 9/30/03
                                       SHARES            AMOUNT             SHARES             AMOUNT

CLASS C SHARES

Shares sold                             6,503,093       $117,468,501         2,987,580         $38,477,655
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              27,172            462,202                --                  --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                      (1,162,535)       (21,250,977)         (900,810)        (11,055,587)
-----------------------------------------------------------------------------------------------------------
Net change                              5,367,730        $96,679,726         2,086,770         $27,422,068
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                             8,765,379       $163,828,979         3,960,032         $51,879,811
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              39,164            685,773                --                  --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                      (1,547,017)       (29,366,517)         (668,692)         (8,950,350)
-----------------------------------------------------------------------------------------------------------
Net change                              7,257,526       $135,148,235         3,291,340         $42,929,461
-----------------------------------------------------------------------------------------------------------

                                          Year ended 9/30/04                  Period ended 9/30/03*
                                       SHARES            AMOUNT             SHARES             AMOUNT

CLASS R1 SHARES

Shares sold                               807,705        $14,772,413           143,674          $1,881,170
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions               1,357             23,480                --                  --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                        (264,133)        (4,849,469)          (40,488)           (512,829)
-----------------------------------------------------------------------------------------------------------
Net change                                544,929         $9,946,424           103,186          $1,368,341
-----------------------------------------------------------------------------------------------------------

                                        Period ended 9/30/04**
                                       SHARES            AMOUNT

CLASS R2 SHARES

Shares sold                                17,591           $336,757
-----------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  --                 --
-----------------------------------------------------------------------
Shares reacquired                          (4,324)           (84,295)
-----------------------------------------------------------------------
Net change                                 13,267           $252,462
-----------------------------------------------------------------------

                                          Year ended 9/30/04                    Year ended 9/30/03
                                       SHARES            AMOUNT             SHARES             AMOUNT

CLASS 529A SHARES

Shares sold                                22,589           $409,550            17,338            $211,554
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                 150              2,598                --                  --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                            (731)           (13,451)             (751)             (9,652)
-----------------------------------------------------------------------------------------------------------
Net change                                 22,008           $398,697            16,587            $201,902
-----------------------------------------------------------------------------------------------------------

                                          Year ended 9/30/04                    Year ended 9/30/03
                                       SHARES            AMOUNT             SHARES             AMOUNT

CLASS 529B SHARES

Shares sold                                 4,642            $85,186             4,191             $56,053
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  26                452
-----------------------------------------------------------------------------------------------------------
Shares reacquired                            (228)            (3,752)             (136)             (1,569)
-----------------------------------------------------------------------------------------------------------
Net change                                  4,440            $81,886             4,055             $54,484
-----------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                 7,167           $128,610             6,192             $75,757
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  47                802                --                  --
-----------------------------------------------------------------------------------------------------------
Shares reacquired                            (701)           (12,945)              (80)             (1,141)
-----------------------------------------------------------------------------------------------------------
Net change                                  6,513           $116,467             6,112             $74,616
-----------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through September 30, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through September 30, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended September 30, 2004 was $7,151, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended September 30, 2004.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

SALES
                                    CONTRACTS TO
                                      DELIVER/                IN EXCHANGE        CONTRACTS         APPRECIATION
  SETTLEMENT DATE                      RECEIVE                    FOR             AT VALUE        (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
                    10/06/04  EUR            14,000,000       $17,381,000       $17,401,235           $(20,235)
                    10/06/04  JPY         4,402,138,500        40,029,630        40,056,973            (27,342)
                                                             ------------      ------------            --------
                                                              $57,410,630       $57,458,208           $(47,577)
                                                             ============      ============            ========
----------------------------------------------------------------------------------------------------------------

PURCHASES

----------------------------------------------------------------------------------------------------------------
           10/06/04-11/22/04  EUR            28,000,000       $34,300,770       $34,797,970           $497,202
           10/06/04-11/22/04  JPY         8,804,277,000        80,202,970        80,216,034             13,065
                    11/16/04  SEK               240,826            31,718            33,043              1,325
                                                             ------------      ------------            --------
                                                             $114,535,458      $115,047,047            $511,592
                                                             ============      ============            ========
----------------------------------------------------------------------------------------------------------------

At September 30, 2004, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $386,627 with Goldman Sachs & Co. and a net payable of $1,829,700 with Merrill Lynch International.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

EUR = Euro
JPY = Japanese Yen
SEK = Swedish Kronor

At September 30, 2004, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust V), including the portfolio of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International New Discovery Fund at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                     ERNST & YOUNG LLP

Boston, Massachusetts
November 10, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust, as of November 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts
02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004); Harvard Law
                                                                        School (education), John Olin
                                                                        Visiting Professor (since July
                                                                        2002); Secretary of Economic
                                                                        Affairs, The Commonwealth of
                                                                        Massachusetts (January 2002 to
                                                                        December 2002); Fidelity
                                                                        Investments, Vice Chairman (June
                                                                        2000 to December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser), President
                                                                        (March 1997 to July 2001); The Bank
                                                                        of New York (financial services),
                                                                        Director; Bell Canada Enterprises
                                                                        (telecommunications), Director;
                                                                        Telesat (satellite communications),
                                                                        Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service
                                                                        provider), Vice Chairman/ Director
                                                                        (since April 2001); Encinitos
                                                                        Ventures (private investment
                                                                        company), Principal (1997 to April
                                                                        2001); Lincoln Electric Holdings,
                                                                        Inc. (welding equipment
                                                                        manufacturer), Director; Southwest
                                                                        Gas Corporation (natural gas
                                                                        distribution company), Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President; Wellfleet
                                                                        Investments (investor in health
                                                                        care companies), Managing General
                                                                        Partner (since 1993); Cambridge
                                                                        Nutraceuticals (professional
                                                                        nutritional products), Chief
                                                                        Executive Officer (until May 2001)

Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel and
                                                                        Secretary (since April 2004); Hale
                                                                        and Dorr LLP (law firm) (prior to
                                                                        April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002); The
                                                                        Bank of New York, Senior Vice
                                                                        President (September 2000 to July
                                                                        2002); Lexington Global Asset
                                                                        Managers, Inc., Executive Vice
                                                                        President and Chief Financial
                                                                        Officer (prior to September 2000);
                                                                        Lexington Funds, Chief Financial
                                                                        Officer (prior to September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President
----------------

(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principle federal law governing investment companies like the fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and
Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 99 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741               225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Ernst & Young LLP
500 Boylston Street, Boston, MA  02116-3741             200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGERS
David A. Antonelli
Betsy Palmer

QUARTERLY PORTFOLIO DISCLOSURE
Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the
Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's
Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------


YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.

The fund has designated $10,158,692 as a capital gain dividend for the year ended September 30, 2004.

For the year ended September 30, 2004, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 2.07%.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

--------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                            MIO-ANN-11/04 105M

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. J. Atwood Ives and Ms. Amy B. Lane, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Mr. Ives and Ms. Lane are "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
ITEMS 4(A) THROUGH 4(D) AND 4(G):
The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant ("Funds"), and Ernst & Young LLP ("E&Y") to serve in this capacity for another Fund of the Registrant. In addition, Deloitte and E&Y may provide non-audit related services to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended September 30, 2004 and 2003, audit fees billed to the Funds by Deloitte were as follows:
                                                                Registrant's
                                                                Audit Fees
           Fees billed by Deloitte:                         2004         2003
                                                            ----         ----

                MFS Research Fund                        $33,100      $31,400
                MFS Total Return Fund                     41,550       39,400
                                                          ------       ------
                         Total                           $74,650      $70,800

For the fiscal years ended September 30, 2004 and 2003, audit fees billed to the Registrant by E&Y were as follows:
                                                                 Registrant's
                                                                 Audit Fees
           Fees billed by E&Y:                                2004       2003
                                                              ----       ----
                MFS International New Discovery            $32,600    $30,720

For the fiscal years ended September 30, 2004 and 2003, fees billed by Deloitte for audit-related, tax and other services provided to the Funds, MFS and MFS Related Entities were as follows:

                                                                                                                      Total
                                           Audit-Related Fees(1)       Tax Fees(2)       All Other Fees(3)       Non-Audit Fees
Fees billed by Deloitte:                      2004        2003        2004       2003    2004        2003         2004      2003
                                            --------    --------     -------   -------  -------    --------     --------  --------

MFS Research Fund                                 $0          $0     $10,000    $4,600       $0          $0      $10,000    $4,600
MFS Total Return Fund                              0           0      11,900     6,500        0           0       11,900     6,500
                                            --------    --------     -------   -------  -------    --------     --------  --------
          Total fees billed by Deloitte to Funds  $0          $0     $21,900   $11,100       $0          $0      $21,900   $11,100
To MFS and MFS Related Entities              859,500     181,500      35,000    37,629  $71,315     159,433      965,815   378,562
                                            --------    --------     -------   -------  -------    --------     --------  --------
          TOTAL FEES BILLED                 $859,500    $181,500     $56,900   $48,729  $71,315    $159,433     $987,715  $389,662
          -----------------

For the fiscal years ended September 30, 2004 and 2003, fees billed by E&Y for audit-related, tax and other services provided to the Registrant, MFS and MFS Related Entities were as follows:

                                          Audit-Related     Tax Fees(2)       All Other Fees(3)          Total
                                             Fees(1)                                                  Non-Audit Fees
                                          2004    2003     2004      2003     2004     2003        2004          2003
                                         ------   ----    ------    ------   ------   ------      -------       ------
Fees billed by E&Y:
 MFS International New Discovery             $0     $0   $10,690    $5,690       $0       $0      $10,690       $5,690
To MFS and MFS Related Entities               0      0     7,000         0        0        0        7,000            0
                                         ------   ----    ------    ------   ------   ------      -------       ------
       TOTAL FEES BILLED                     $0     $0   $17,690    $5,690       $0       $0      $17,690       $5,690
       -----------------                 ------   ----    ------    ------   ------   ------      -------       ------

(1) There were no Audit-Related  services  provided to the Funds by either Deloitte or E&Y for the fiscal years ended
    September 30, 2004 and 2003.  Audit-Related  Fees paid to Deloitte for MFS and MFS Related  Entities  includes fees for internal control  reviews.  There were no  Audit-Related  services  provided to MFS and MFS Related Entities by E&Y.
(2) Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. For both Deloitte and E&Y this category includes fees for tax compliance, tax planning, and tax advice. For Deloitte, tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, and tax advice related to income recognition and distribution policies. For E&Y, tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, tax advice, and sales tax training.
(3) For Deloitte, All Other Fees include fees for services related to financial information system implementation, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles. For E&Y, there were no All Other Fee services provided to the
    Fund, MFS or MFS Related Entities for the fiscal years ended August 31, 2004 and 2003.

ITEM 4(E)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: Pre-approval is needed for all planned and anticipated audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and/or financial reporting of the Registrant. In the event such services arise between regular meetings of the Audit Committee and it is not practical to seek pre-approval at the next regular meeting of the Audit Committee, such services may be referred to the Chair of the Audit Committee for approval; provided that, the Chair may not approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(E)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Funds and MFS and MFS Related Entities disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

ITEM 4(F): Not applicable.

ITEM 4(H): Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted procedures by which shareholders may send communications, including recommendations for nominees to the Registrant's Board, to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Series Trust V, Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, c/o Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the series of the Registrant to which it relates, and
(iii) identify the class and number of shares held by the shareholder.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V


By (Signature and Title)*     ROBERT J. MANNING
                              -------------------------------------------
                              Robert J. Manning, President

Date: November 23, 2004
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*     ROBERT J. MANNING
                              -------------------------------------------
                              Robert J. Manning, President (Principal
                              Executive Officer)

Date: November 23, 2004
      -----------------


By (Signature and Title)*     RICHARD M. HISEY
                              -------------------------------------------
                              Richard M. Hisey, Treasurer (Principal Financial
                              Officer and Accounting Officer)

Date: November 23, 2004
      -----------------

* Print name and title of each signing officer under his or her signature.